UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Caroline Kraus

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282

Copies to:

Geoffrey R.T. Kenyon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Reports to Shareholders are filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Global Trends

Allocation Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2020

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Goldman Sachs Variable Insurance Trust Global Trends Allocation Fund

Recent Market Events related to COVID-19

An outbreak of a novel strain of coronavirus (COVID-19) has emerged globally. The outbreak of COVID-19 has prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, curfews and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, and disruption in manufacturing and supply chains. While governments have already taken unprecedented action to limit disruption to the financial system, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions, events, or actions. The full extent of the impact of COVID-19 on the Fund’s performance cannot be determined at this time and will depend on future developments, including the duration and the continued spread of the outbreak. Goldman Sachs Asset Management’s long-term commitment to you, our Fund shareholders, remains unchanged. We encourage you to maintain perspective and stay current with timely commentary and investment insights by visiting gsam.com.

FUND BASICS

Global Trends Allocation Fund

as of June 30, 2020

PERFORMANCE REVIEW

January 1, 2020–June 30, 2020	Fund Total Return (based on NAV)[1]	60% MSCI World / 40% Bloomberg Barclays U.S. Treasury Index[2]	MSCI World Index (Net, USD, Hedged)[3]	Bloomberg Barclays U.S. Treasury Index (Total Return, USD, Unhedged)[4]
Institutional	-5.19%	0.94%	-5.48%	8.71%
Service	-5.28	0.94	-5.48	8.71

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s blended benchmark index is comprised of 60% the MSCI World Index and 40% the Bloomberg Barclays U.S. Treasury Index. It is not possible to invest directly in an unmanaged index.

[3]

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in an unmanaged index.

[4]

Bloomberg Barclays U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

FUND COMPOSITION5

[5]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The underlying composition of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall composition may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Schedule of Investments

June 30, 2020 (Unaudited)

Shares	Description	Value

Exchange Traded Funds – 14.0%
133,365	iShares Core S&P 500 ETF	$41,301,807
10,800	Vanguard S&P 500 ETF	3,061,044

TOTAL EXCHANGE TRADED FUNDS
(Cost $29,981,988)		$44,362,851

Shares	Dividend Rate	Value

Investment Companies(a) – 55.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
94,359,629	0.155%	$94,359,629
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares
15,735,406	0.069	15,735,406
Goldman Sachs Financial Square Treasury Obligations Fund — Institutional Shares
31,470,812	0.132	31,470,812
Goldman Sachs Financial Square Treasury Solutions Fund — Institutional Shares
31,470,812	0.064	31,470,812

TOTAL INVESTMENT COMPANIES
(Cost $173,036,659)		$173,036,659

TOTAL INVESTMENTS – 69.0%
(Cost $203,018,647)		$217,399,510

OTHER ASSETS IN EXCESS OF LIABILITIES – 31.0%		97,445,459

NET ASSETS – 100.0%		$314,844,969

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	231	09/18/2020	$8,364,604	$(28,594)
FTSE 100 Index	132	09/18/2020	10,054,925	(89,385)
TOPIX Index	69	09/10/2020	9,959,389	(356,000)
U.S. Treasury 10 Year Note	1,351	09/21/2020	187,978,984	591,569

Total Futures Contracts				$117,590

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets:
Investments in affiliated issuers, at value (cost $173,036,659)	$173,036,659
Investments in unaffiliated issuers, at value (cost $29,981,988)	44,362,851
Cash	91,692,743
Foreign currencies, at value (cost $1,425)	1,462
Receivables:
Collateral on certain derivative contracts	5,482,660
Fund shares sold	907,839
Dividends	33,375
Reimbursement from investment adviser	24,197
Other assets	824

Total assets	315,542,610

Liabilities:
Variation margin on futures	295,766
Payables:
Management fees	148,449
Fund shares redeemed	108,102
Distribution and Service fees and Transfer Agency fees	69,357
Accrued expenses	75,967

Total liabilities	697,641

Net Assets:
Paid-in capital	305,886,106
Total distributable earnings (loss)	8,958,863

NET ASSETS	$314,844,969
Net Assets:
Institutional	$262,642
Service	314,582,327

Total Net Assets	$314,844,969
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	22,481
Service	26,996,547
Net asset value, offering and redemption price per share:
Institutional	$11.68
Service	11.65

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

Investment income:
Dividends — affiliated issuers	$680,071
Dividends — unaffiliated issuers	515,431
Securities lending income — affiliated issuer	34

Total investment income	1,195,536

Expenses:
Management fees	1,277,663
Distribution and Service fees — Service Shares	403,992
Professional fees	55,869
Printing and mailing costs	34,129
Transfer Agency fees(a)	32,343
Custody, accounting and administrative services	28,551
Trustee fees	9,692
Other	6,008

Total expenses	1,848,247

Less — expense reductions	(510,724)

Net expenses	1,337,523

NET INVESTMENT LOSS	(141,987)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	5,377,199
Futures contracts	(12,758,873)
Foreign currency transactions	446,771
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(11,817,977)
Futures contracts	712,166
Foreign currency translation	(42,342)

Net realized and unrealized loss	(18,083,056)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,225,043)

(a) Institutional and Service Shares incurred Transfer Agency fees of $26 and $32,317, respectively.

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income (loss)	$(141,987)	$3,172,465
Net realized gain (loss)	(6,934,903)	22,215,858
Net change in unrealized gain (loss)	(11,148,153)	14,993,095

Net increase (decrease) in net assets resulting from operations	(18,225,043)	40,381,418

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(16,100)
Service Shares	—	(19,290,888)

Total distributions to shareholders	—	(19,306,988)

From share transactions:
Proceeds from sales of shares	9,164,034	25,165,924
Reinvestment of distributions	—	19,306,988
Cost of shares redeemed	(21,589,533)	(116,140,276)

Net decrease in net assets resulting from share transactions	(12,425,499)	(71,667,364)

TOTAL DECREASE	(30,650,542)	(50,592,934)

Net Assets:

Beginning of period	345,495,511	396,088,445
End of period	$314,844,969	$345,495,511

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Trends Allocation Fund
	Institutional Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$12.32		$11.65	$12.46	$11.33	$10.89	$11.82

Net investment income (loss)(a)	0.01		0.15	0.14	0.06	(0.03)	0.01

Net realized and unrealized gain (loss)	(0.65)		1.28	(0.64)	1.46	0.52	(0.67)

Total from investment operations	(0.64)		1.43	(0.50)	1.52	0.49	(0.66)

Distributions to shareholders from net investment income	—		(0.22)	(0.12)	(0.07)	(0.05)	(0.03)

Distributions to shareholders from net realized gains	—		(0.54)	(0.19)	(0.32)	—	(0.24)

Total distributions	—		(0.76)	(0.31)	(0.39)	(0.05)	(0.27)

Net asset value, end of period	$11.68		$12.32	$11.65	$12.46	$11.33	$10.89

Total return(b)	(5.19)%		12.29%	(4.08)%	13.36%	4.49%	(5.52)%

Net assets, end of period (in 000s)	$263		$277	$247	$30	$27	$1,008

Ratio of net expenses to average net assets	0.58	%(c)	0.59%	0.51%	0.68%	0.74%	0.75%

Ratio of total expenses to average net assets	0.89	%(c)	0.89%	0.86%	0.86%	0.89%	0.92%

Ratio of net investment income (loss) to average net assets	0.16	%(c)	1.18%	1.13%	0.46%	(0.25)%	0.12%

Portfolio turnover rate(d)	99%		61%	60%	64%	260%	504%
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Trends Allocation Fund
	Service Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$12.30		$11.64	$12.45	$11.32	$10.88	$11.82

Net investment income (loss)(a)	(0.01)		0.11	0.08	0.03	0.02	(0.02)

Net realized and unrealized gain (loss)	(0.64)		1.28	(0.62)	1.46	0.45	(0.67)

Total from investment operations	(0.65)		1.39	(0.54)	1.49	0.47	(0.69)

Distributions to shareholders from net investment income	—		(0.19)	(0.08)	(0.04)	(0.03)	(0.01)

Distributions to shareholders from net realized gains	—		(0.54)	(0.19)	(0.32)	—	(0.24)

Total distributions	—		(0.73)	(0.27)	(0.36)	(0.03)	(0.25)

Net asset value, end of period	$11.65		$12.30	$11.64	$12.45	$11.32	$10.88

Total return(b)	(5.28)%		11.94%	(4.34)%	13.11%	4.33%	(5.82)%

Net assets, end of period (in 000s)	$314,582		$345,219	$395,842	$406,867	$353,615	$354,706

Ratio of net expenses to average net assets	0.83	%(c)	0.84%	0.81%	0.93%	1.00%	1.00%

Ratio of total expenses to average net assets	1.14	%(c)	1.14%	1.11%	1.11%	1.13%	1.17%

Ratio of net investment income (loss) to average net assets	(0.09	)%(c)	0.91%	0.63%	0.21%	0.20%	(0.16)%

Portfolio turnover rate(d)	99%		61%	60%	64%	260%	504%
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements

June 30, 2020 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Global Trends Allocation Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Exchange Traded Funds	$44,362,851	$—	$—
Investment Companies	173,036,659	—	—

Total	$217,399,510	$—	$—

Derivative Type

Assets(a)
Futures Contracts	$591,569	$—	$—

Liabilities(a)
Futures Contracts	$(473,979)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2020. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	—	$—	Variation margin on futures contracts	$(473,979)
Interest Rate	Variation margin on futures contracts	591,569	—	—

Total		$591,569		$(473,979)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of June 30, 2020 is reported within the Statement of Assets and Liabilities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(20,968,563)	$(1,090,242)	769
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	8,209,690	1,802,408	982

Total		$(12,758,873)	$712,166	1,751

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2020.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.79%	0.71%	0.68%	0.66%	0.65%	0.79%	0.58	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the six months ended June 30, 2020, GSAM waived $194,076 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Instruments, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2020, GSAM waived $143,003 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended June 30, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$337,079	$45,862	$127,783	$510,724

E.  Line of Credit Facility — As of June 30, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Instruments, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds as of and for the six months ended June 30, 2020:

Investment Companies	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2020	Shares as of June 30, 2020	Dividend Income
Goldman Sachs Financial Square Government Fund	$103,730,960	$13,275,976	$(22,647,307)	$94,359,629	94,359,629	$377,574
Goldman Sachs Financial Square Treasury Instruments Fund	—	15,735,406	—	15,735,406	15,735,406	7,391
Goldman Sachs Financial Square Treasury Obligations Fund	42,695,096	—	(11,224,284)	31,470,812	31,470,812	141,565
Goldman Sachs Financial Square Treasury Solutions Fund	42,695,096	—	(11,224,284)	31,470,812	31,470,812	153,541

Total	$189,121,152	$29,011,382	$(45,095,875)	$173,036,659	173,036,659	$680,071

As of June 30, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 12% of the Institutional Shares of the Fund.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

6.     PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2020, were $62,271,546 and $110,119,392, respectively.

7.     SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of June 30, 2020.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2020, are reported under Investment Income on the Statement of Operations.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

7.     SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Six months ended June 30, 2020
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2020

$4	$—	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2020

$—	$1,038,050	$(1,038,050)	$—

8.     TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2019, the Fund’s certain timing differences, on a tax-basis were as follows:

Timing differences (Post October Loss Deferral and straddle loss deferrals)	$(693,022)

As of June 30, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$206,432,794
Gross unrealized gain	11,002,270
Gross unrealized loss	(35,554)
Net unrealized gain	$10,966,716

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.     OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

9.     OTHER RISKS (continued)

disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

9.     OTHER RISKS (continued)

investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2020 (Unaudited)		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Reinvestment of distributions	—	—	1,310	16,100
	—	—	1,310	16,100
Service Shares
Shares sold	775,669	$9,164,034	2,045,866	$25,165,924
Reinvestment of distributions	—	—	1,572,199	19,290,888
Shares redeemed	(1,839,794)	(21,589,533)	(9,571,002)	(116,140,276)
	(1,064,125)	(12,425,499)	(5,952,937)	(71,683,464)

NET DECREASE	(1,064,125)	$(12,425,499)	(5,951,627)	$(71,667,364)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Liquidity Risk Management Program

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 11-12, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Fund Expenses —Six Month Period Ended June 30, 2020 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/20	Ending Account Value 06/30/20		Expenses Paid for the 6 Months Ended 06/30/20*
Institutional

Actual	$1,000	$948.10		$2.81
Hypothetical 5% return	1,000	1,021.98	+	2.92
Service

Actual	1,000	947.20		4.02
Hypothetical 5% return	1,000	1,020.74	+	4.17

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.58% and 0.83% for Institutional and Service Shares, respectively.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Trends Allocation Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index, and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2019, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Provider as of March 31, 2020. The information on the Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Fund’s portfolio management team to continue to enhance the investment model used in managing the Fund.

The Trustees noted that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods; had underperformed the Fund’s benchmark index for the one-, three , and five-year periods; and had outperformed the average performance of a group of competitor funds, as determined by the Investment Adviser, for the for the one- and three-year periods and underperformed for the five-year period ended March 31, 2020.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.79%

Next $1 billion	0.71

Next $3 billion	0.68

Next $3 billion	0.66

Over $8 billion	0.65

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (j) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (i) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2021.

26

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria,
Kathryn A. Cassidy	Principal Financial Officer,
Diana M. Daniels	Principal Accounting Officer and Treasurer
Joaquin Delgado	Caroline L. Kraus, Secretary
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund.

© 2020 Goldman Sachs. All rights reserved.

VITNAVSAR-20/211774-OTU-1242627

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Large Cap Value Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2020

Goldman Sachs Variable Insurance Trust Large Cap Value Fund

Recent Market Events related to COVID-19

An outbreak of a novel strain of coronavirus (COVID-19) has emerged globally. The outbreak of COVID-19 has prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, curfews and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, and disruption in manufacturing and supply chains. While governments have already taken unprecedented action to limit disruption to the financial system, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions, events, or actions. The full extent of the impact of COVID-19 on the Fund’s performance cannot be determined at this time and will depend on future developments, including the duration and the continued spread of the outbreak. Goldman Sachs Asset Management’s long-term commitment to you, our Fund shareholders, remains unchanged. We encourage you to maintain perspective and stay current with timely commentary and investment insights by visiting gsam.com.

1

FUND BASICS

Large Cap Value Fund

as of June 30, 2020

PERFORMANCE REVIEW

January 1, 2020–June 30, 2020	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Institutional	-15.23%	-16.26%
Service	-15.34	-16.26

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Russell 1000® Value Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/203

Holding	% of Net Assets	Line of Business
Johnson & Johnson	3.6%	Pharmaceuticals, Biotechnology & Life Sciences
Verizon Communications, Inc.	2.7	Telecommunication Services
JPMorgan Chase & Co.	2.7	Banks
Walt Disney Co. (The)	2.7	Media & Entertainment
Chevron Corp.	2.1	Energy
NextEra Energy, Inc.	2.1	Utilities
Citigroup, Inc.	2.0	Banks
Wells Fargo & Co.	2.0	Banks
McDonald’s Corp.	1.8	Consumer Services
Linde plc	1.8	Materials

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2020

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

June 30, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – 98.3%
Automobiles & Components – 2.1%
69,291	Aptiv plc	$5,399,155
117,120	General Motors Co.	2,963,136

		8,362,291

Banks – 7.5%
154,067	Citigroup, Inc.	7,872,824
114,224	JPMorgan Chase & Co.	10,743,909
31,540	M&T Bank Corp.	3,279,214
303,735	Wells Fargo & Co.	7,775,616

		29,671,563

Capital Goods – 7.7%
22,529	Boeing Co. (The)	4,129,566
39,793	Deere & Co.	6,253,470
684,178	General Electric Co.	4,672,936
39,620	Honeywell International, Inc.	5,728,656
25,350	Illinois Tool Works, Inc.	4,432,447
38,107	Stanley Black & Decker, Inc.	5,311,353

		30,528,428

Commercial & Professional Services – 0.8%
33,629	Waste Connections, Inc.	3,154,064

Consumer Services – 3.5%
54,336	Hilton Worldwide Holdings, Inc.	3,990,979
53,345	Las Vegas Sands Corp.	2,429,331
39,534	McDonald’s Corp.	7,292,837

		13,713,147

Diversified Financials – 6.5%
62,008	American Express Co.	5,903,162
28,197	Berkshire Hathaway, Inc. Class B*	5,033,447
12,515	BlackRock, Inc.	6,809,286
38,198	Intercontinental Exchange, Inc.	3,498,937
97,711	Morgan Stanley	4,719,441

		25,964,273

Energy – 4.6%
52,051	Cheniere Energy, Inc.*	2,515,104
94,952	Chevron Corp.	8,472,567
123,282	ConocoPhillips	5,180,310
49,718	Exxon Mobil Corp.	2,223,389

		18,391,370

Food & Staples Retailing – 1.8%
60,308	Walmart, Inc.	7,223,692

Food, Beverage & Tobacco – 3.5%
117,697	Coca-Cola Co. (The)	5,258,702
25,205	Constellation Brands, Inc. Class A	4,409,615
85,263	Mondelez International, Inc. Class A	4,359,497

		14,027,814

Health Care Equipment & Services – 4.7%
100,882	Boston Scientific Corp.*	3,541,967
79,389	CVS Health Corp.	5,157,904
11,103	Humana, Inc.	4,305,188

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
46,664	Zimmer Biomet Holdings, Inc.	$5,569,815

		18,574,874

Household & Personal Products – 1.5%
50,130	Procter & Gamble Co. (The)	5,994,044

Insurance – 3.3%
47,130	Allstate Corp. (The)	4,571,139
57,916	American Financial Group, Inc.	3,675,349
38,153	Chubb Ltd.	4,830,933

		13,077,421

Materials – 4.5%
18,089	Ecolab, Inc.	3,598,806
34,302	Linde plc	7,275,797
15,866	Martin Marietta Materials, Inc.	3,277,440
37,241	Packaging Corp. of America	3,716,652

		17,868,695

Media & Entertainment – 6.6%
3,609	Alphabet, Inc. Class A*	5,117,742
185,913	Comcast Corp. Class A	7,246,889
22,602	Electronic Arts, Inc.*	2,984,594
95,623	Walt Disney Co. (The)	10,662,921

		26,012,146

Pharmaceuticals, Biotechnology & Life Sciences – 8.5%
31,155	Agilent Technologies, Inc.	2,753,167
23,189	Agios Pharmaceuticals, Inc.*	1,240,148
11,101	BioMarin Pharmaceutical, Inc.*	1,369,197
113,031	Bristol-Myers Squibb Co.	6,646,223
30,573	Eli Lilly and Co.	5,019,475
100,423	Johnson & Johnson	14,122,486
2,224	Regeneron Pharmaceuticals, Inc.*	1,386,998
7,597	Sarepta Therapeutics, Inc.*	1,218,103

		33,755,797

Real Estate Investment Trusts – 4.0%
21,511	Alexandria Real Estate Equities, Inc.	3,490,160
27,967	AvalonBay Communities, Inc.	4,324,817
44,678	Extra Space Storage, Inc.	4,126,907
43,073	Prologis, Inc.	4,020,003

		15,961,887

Retailing – 2.1%
29,900	Lowe’s Cos., Inc.	4,040,088
5,618	O’Reilly Automotive, Inc.*	2,368,942
22,979	Ross Stores, Inc.	1,958,730

		8,367,760

Semiconductors & Semiconductor Equipment – 5.0%
49,830	Intel Corp.	2,981,329
89,188	Marvell Technology Group Ltd.	3,126,931
44,541	Micron Technology, Inc.*	2,294,752
22,011	NXP Semiconductors NV	2,510,135
44,289	QUALCOMM, Inc.	4,039,600

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
37,722	Texas Instruments, Inc.	$4,789,562

		19,742,309

Software & Services – 4.4%
67,848	Cognizant Technology Solutions Corp. Class A	3,855,123
39,612	Fidelity National Information Services, Inc.	5,311,573
8,169	Intuit, Inc.	2,419,576
14,437	Microsoft Corp.	2,938,074
14,159	Visa, Inc. Class A	2,735,094

		17,259,440

Technology Hardware & Equipment – 3.3%
9,071	Apple, Inc.	3,309,101
87,128	Cisco Systems, Inc.	4,063,650
100,887	Juniper Networks, Inc.	2,306,277
88,908	National Instruments Corp.	3,441,628

		13,120,656

Telecommunication Services – 2.7%
197,263	Verizon Communications, Inc.	10,875,109

Transportation – 2.5%
24,255	Norfolk Southern Corp.	4,258,451
34,205	Union Pacific Corp.	5,783,039

		10,041,490

Utilities – 7.2%
57,460	Ameren Corp.	4,042,885
31,421	American Water Works Co., Inc.	4,042,626
29,765	Atmos Energy Corp.	2,963,999
66,812	CMS Energy Corp.	3,903,157
35,045	NextEra Energy, Inc.	8,416,758
82,780	Xcel Energy, Inc.	5,173,750

		28,543,175

TOTAL COMMON STOCKS
(Cost $377,543,214)		$390,231,445

Shares	Dividend Rate	Value

Investment Company(a) – 1.2%
Goldman Sachs Financial Square Government Fund — Institutional Shares
4,847,894	0.155%	$4,847,894
(Cost $4,847,894)

TOTAL INVESTMENTS – 99.5%
(Cost $382,391,108)		$395,079,339

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		2,025,290

NET ASSETS – 100.0%		$397,104,629

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $377,543,214)	$390,231,445
Investments in affiliated issuers, at value (cost $4,847,894)	4,847,894
Cash	732,272
Receivables:
Fund shares sold	1,410,808
Dividends	477,728
Reimbursement from investment adviser	26,613

Total assets	397,726,760

Liabilities:
Payables:
Management fees	220,983
Fund shares redeemed	133,885
Distribution and Service fees and Transfer Agency fees	51,999
Accrued expenses	215,264

Total liabilities	622,131

Net Assets:
Paid-in capital	382,240,928
Total distributable earnings (loss)	14,863,701

NET ASSETS	$397,104,629
Net Assets:
Institutional	$138,314,074
Service	258,790,555

Total Net Assets	$397,104,629
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	17,755,471
Service	33,251,969
Net asset value, offering and redemption price per share:
Institutional	$7.79
Service	7.78

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $2,154)	$4,753,048
Dividends — affiliated issuers	13,889
Securities lending income — unaffiliated issuer	5,572

Total investment income	4,772,509

Expenses:
Management fees	1,458,004
Distribution and Service fees — Service Shares	328,981
Printing and mailing costs	56,153
Professional fees	45,232
Transfer Agency fees(a)	40,497
Custody, accounting and administrative services	35,787
Trustee fees	9,804
Other	6,547

Total expenses	1,981,005

Less — expense reductions	(227,267)

Net expenses	1,753,738

NET INVESTMENT INCOME	3,018,771

Realized and unrealized loss:
Net realized loss from investments — unaffiliated issuers	(8,239,625)
Net change in unrealized loss on investments — unaffiliated issuers	(63,768,308)

Net realized and unrealized loss	(72,007,933)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(68,989,162)

(a) Institutional and Service Shares incurred Transfer Agency fees of $14,181 and $26,316, respectively.

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income	$3,018,771	$6,004,286
Net realized gain (loss)	(8,239,625)	20,966,506
Net change in unrealized gain (loss)	(63,768,308)	78,158,001

Net increase (decrease) in net assets resulting from operations	(68,989,162)	105,128,793

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(7,943,415)
Service Shares	—	(14,094,598)

Total distributions to shareholders	—	(22,038,013)

From share transactions:
Proceeds from sales of shares	23,927,075	13,557,948
Reinvestment of distributions	—	22,038,013
Cost of shares redeemed	(27,705,548)	(82,668,632)

Net decrease in net assets resulting from share transactions	(3,778,473)	(47,072,671)

TOTAL INCREASE (DECREASE)	(72,767,635)	36,018,109

Net Assets:

Beginning of period	469,872,264	433,854,155

End of period	$397,104,629	$469,872,264

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Fund
	Institutional Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$9.19		$7.67	$9.06	$10.16	$9.39	$11.39

Net investment income(a)	0.07		0.13	0.12	0.16	0.18	0.15

Net realized and unrealized gain (loss)	(1.47)		1.86	(0.88)	0.83	0.91	(0.67)

Total from investment operations	(1.40)		1.99	(0.76)	0.99	1.09	(0.52)

Distributions to shareholders from net investment income	—		(0.14)	(0.12)	(0.18)	(0.22)	(0.16)

Distributions to shareholders from net realized gains	—		(0.33)	(0.51)	(1.91)	(0.10)	(1.32)

Total distributions	—		(0.47)	(0.63)	(2.09)	(0.32)	(1.48)

Net asset value, end of period	$7.79		$9.19	$7.67	$9.06	$10.16	$9.39

Total return(b)	(15.23)%		25.93%	(8.46)%	9.85%	11.55%	(4.41)%

Net assets, end of period (in 000s)	$138,314		$163,814	$150,963	$188,182	$243,875	$279,910

Ratio of net expenses to average net assets	0.71	%(c)	0.73%	0.71%	0.72%	0.74%	0.74%

Ratio of total expenses to average net assets	0.82	%(c)	0.83%	0.81%	0.81%	0.81%	0.81%

Ratio of net investment income to average net assets	1.65	%(c)	1.46%	1.32%	1.50%	1.91%	1.38%

Portfolio turnover rate(d)	45%		58%	125%	127%	130%	83%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Fund
	Service Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$9.19		$7.67	$9.06	$10.16	$9.39	$11.38

Net investment income(a)	0.06		0.11	0.10	0.13	0.16	0.13

Net realized and unrealized gain (loss)	(1.47)		1.85	(0.88)	0.83	0.90	(0.67)

Total from investment operations	(1.41)		1.96	(0.78)	0.96	1.06	(0.54)

Distributions to shareholders from net investment income	—		(0.11)	(0.10)	(0.15)	(0.19)	(0.13)

Distributions to shareholders from net realized gains	—		(0.33)	(0.51)	(1.91)	(0.10)	(1.32)

Total distributions	—		(0.44)	(0.61)	(2.06)	(0.29)	(1.45)

Net asset value, end of period	$7.78		$9.19	$7.67	$9.06	$10.16	$9.39

Total return(b)	(15.34)%		25.61%	(8.72)%	9.56%	11.25%	(4.58)%

Net assets, end of period (in 000s)	$258,791		$306,058	$282,891	$358,776	$531,553	$610,689

Ratio of net expenses to average net assets	0.95	%(c)	0.98%	0.96%	0.97%	0.99%	0.99%

Ratio of total expenses to average net assets	1.07	%(c)	1.08%	1.06%	1.06%	1.06%	1.06%

Ratio of net investment income to average net assets	1.41	%(c)	1.21%	1.07%	1.26%	1.66%	1.13%

Portfolio turnover rate(d)	45%		58%	125%	127%	130%	83%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements

June 30, 2020 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$9,785,932	$—	$—
North America	380,445,513	—	—
Investment Company	4,847,894	—	—

Total	$395,079,339	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

0.72%	0.65%	0.62%	0.60%	0.59%	0.72%	0.68	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver was effective on April 29, 2020 and will continue to be effective through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the six months ended June 30, 2020, GSAM waived $67,519 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2020, GSAM waived $4,700 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares. Effective April 29, 2020 Goldman Sachs has agreed to waive its transfer agent fee attributable to the Service Shares. This arrangement will remain in place through at least April 29, 2021, and prior to such date Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended June 30, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Transfer Agency Fees	Other Expense Reimbursement	Total Expense Reductions

$72,219	$793	$8,824	$145,431	$227,267

E.  Line of Credit Facility — As of June 30, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

F.  The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended June 30, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2020	Shares as of June 30, 2020	Dividend Income from Affiliated Investment Company

$771,927	$51,982,403	$(47,906,436)	$4,847,894	4,847,894	$13,889

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2020, were $181,692,318 and $188,673,165, respectively.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of June 30, 2020.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2020, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2020

$—	$761,831	$(761,831)	$—

7.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2019, the Fund’s certain timing differences, on a tax-basis were as follows:

Timing differences (Real Estate Investment Trusts)	$28,390

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

7.    TAX INFORMATION (continued)

As of June 30, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$383,476,867
Gross unrealized gain	42,366,153
Gross unrealized loss	(30,763,681)
Net unrealized gain	$11,602,472

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of real estate investment trust investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	June 30, 2020 (Unaudited)		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,290,712	$9,349,788	624,452	$5,567,317
Reinvestment of distributions	—	—	872,903	7,943,415
Shares redeemed	(1,358,059)	(10,869,488)	(3,356,752)	(29,321,564)
	(67,347)	(1,519,700)	(1,859,397)	(15,810,832)
Service Shares
Shares sold	2,028,874	14,577,287	940,302	7,990,631
Reinvestment of distributions	—	—	1,548,857	14,094,598
Shares redeemed	(2,067,329)	(16,836,060)	(6,071,122)	(53,347,068)
	(38,455)	(2,258,773)	(3,581,963)	(31,261,839)

NET DECREASE	(105,802)	$ (3,778,473)	(5,441,360)	$(47,072,671)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Liquidity Risk Management Program

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 11-12, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2020 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/20	Ending Account Value 06/30/20		Expenses Paid for the 6 Months Ended 06/30/20*
Institutional

Actual	$1,000	$847.70		$3.26
Hypothetical 5% return	1,000	1,021.33	+	3.57
Service

Actual	1,000	846.60		4.36
Hypothetical 5% return	1,000	1,020.14	+	4.77

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.71% and 0.95% for Institutional and Service Shares, respectively.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2019,

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2020. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period, in the third quartile for the three- and five-year periods and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2020. They noted that the Fund had experienced certain portfolio management changes in 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.72%

Next $1 billion	0.65

Next $3 billion	0.62

Next $3 billion	0.60

Over $8 billion	0.59

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Fund’s securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (j) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (k) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2021.

24

TRUSTEES	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary
Jessica Palmer, Chair
Dwight L. Bush
Kathryn A. Cassidy
Diana M. Daniels
Joaquin Delgado
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund.

© 2020 Goldman Sachs. All rights reserved.

VITLCVSAR-20/211770-OTU-1244922

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Mid Cap Value Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2020

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Goldman Sachs Variable Insurance Trust Mid Cap Value Fund

Recent Market Events related to COVID-19

An outbreak of a novel strain of coronavirus (COVID-19) has emerged globally. The outbreak of COVID-19 has prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, curfews and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, and disruption in manufacturing and supply chains. While governments have already taken unprecedented action to limit disruption to the financial system, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions, events, or actions. The full extent of the impact of COVID-19 on the Fund’s performance cannot be determined at this time and will depend on future developments, including the duration and the continued spread of the outbreak. Goldman Sachs Asset Management’s long-term commitment to you, our Fund shareholders, remains unchanged. We encourage you to maintain perspective and stay current with timely commentary and investment insights by visiting gsam.com.

1

FUND BASICS

Goldman Sachs Variable Insurance Trust Mid Cap Value Fund

as of June 30, 2020

PERFORMANCE REVIEW

January 1, 2020–June 30, 2020	Fund Total Return (based on NAV)[1]	Russell Midcap® Value Index[2]
Institutional	-16.46%	-18.09%
Service	-16.55	-18.09

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/203

Holding	% of Net Assets	Line of Business
Zimmer Biomet Holdings, Inc.	2.0%	Health Care Equipment & Services
Stanley Black & Decker, Inc.	1.8	Capital Goods
AMETEK, Inc.	1.8	Capital Goods
Marvell Technology Group Ltd.	1.7	Semiconductors & Semiconductor Equipment
M&T Bank Corp.	1.6	Banks
ITT, Inc.	1.6	Capital Goods
Agilent Technologies, Inc.	1.5	Pharmaceuticals, Biotechnology & Life Sciences
Packaging Corp. of America	1.5	Materials
Catalent, Inc.	1.5	Pharmaceuticals, Biotechnology & Life Sciences
Rockwell Automation, Inc.	1.5	Capital Goods

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2020

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.1% of the Fund’s net assets at June 30, 2020.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

June 30, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – 98.8%
Automobiles & Components – 1.2%
51,537	Aptiv plc	$4,015,763

Banks – 5.4%
61,203	Citizens Financial Group, Inc.	1,544,764
71,336	East West Bancorp, Inc.	2,585,217
17,467	First Republic Bank	1,851,327
54,050	M&T Bank Corp.	5,619,578
77,325	Pinnacle Financial Partners, Inc.	3,246,877
18,020	SVB Financial Group*	3,883,850

		18,731,613

Capital Goods – 12.0%
68,968	AMETEK, Inc.	6,163,670
64,298	Fortive Corp.	4,350,403
73,066	Graco, Inc.	3,506,437
22,663	IDEX Corp.	3,581,661
92,906	ITT, Inc.	5,457,298
13,786	L3Harris Technologies, Inc.	2,339,071
23,760	Rockwell Automation, Inc.	5,060,880
44,975	Stanley Black & Decker, Inc.	6,268,615
29,895	Trane Technologies plc	2,660,057
5,024	TransDigm Group, Inc.	2,220,859

		41,608,951

Consumer Durables & Apparel – 1.2%
65,595	Lennar Corp. Class A	4,041,964

Consumer Services – 4.1%
123,657	Aramark	2,790,939
22,653	Dunkin’ Brands Group, Inc.	1,477,655
27,478	Eldorado Resorts, Inc.*(a)	1,100,769
69,753	Wyndham Hotels & Resorts, Inc.	2,972,873
30,511	Wynn Resorts Ltd.	2,272,764
42,431	Yum! Brands, Inc.	3,687,678

		14,302,678

Diversified Financials – 5.7%
56,518	Ally Financial, Inc.	1,120,752
77,939	Bank of New York Mellon Corp. (The)	3,012,342
17,297	Cboe Global Markets, Inc.	1,613,464
89,454	Discover Financial Services	4,480,751
56,706	E*TRADE Financial Corp.	2,819,989
21,707	Evercore, Inc. Class A	1,278,977
33,095	Raymond James Financial, Inc.	2,277,929
12,286	T. Rowe Price Group, Inc.	1,517,321
37,504	Voya Financial, Inc.	1,749,562

		19,871,087

Energy – 3.4%
87,881	Cheniere Energy, Inc.*	4,246,410
57,360	Hess Corp.	2,971,821
122,058	Noble Energy, Inc.	1,093,640
48,322	ONEOK, Inc.	1,605,257
174,822	Parsley Energy, Inc. Class A	1,867,099

		11,784,227

Common Stocks – (continued)
Food & Staples Retailing – 0.8%
68,827	Grocery Outlet Holding Corp.*	2,808,142

Food, Beverage & Tobacco – 3.8%
47,953	Coca-Cola European Partners plc	1,810,705
46,159	Conagra Brands, Inc.	1,623,412
17,357	Constellation Brands, Inc. Class A	3,036,607
15,324	McCormick & Co., Inc. (Non-Voting)	2,749,279
178,802	Nomad Foods Ltd.*	3,835,303

		13,055,306

Health Care Equipment & Services – 4.7%
32,183	Centene Corp.*	2,045,230
188,467	Change Healthcare, Inc.*	2,110,830
11,340	Cooper Cos., Inc. (The)	3,216,478
17,116	Quest Diagnostics, Inc.	1,950,539
56,850	Zimmer Biomet Holdings, Inc.	6,785,616

		16,108,693

Insurance – 4.7%
3,679	Alleghany Corp.	1,799,546
34,458	American Financial Group, Inc.	2,186,705
23,781	Arthur J Gallagher & Co.	2,318,410
54,024	Brown & Brown, Inc.	2,202,018
15,753	Cincinnati Financial Corp.	1,008,664
22,889	Globe Life, Inc.	1,699,050
3,705	Markel Corp.*	3,420,345
22,502	Reinsurance Group of America, Inc.	1,765,057

		16,399,795

Materials – 6.3%
32,401	Ashland Global Holdings, Inc.	2,238,909
62,556	Ball Corp.	4,347,016
148,637	Corteva, Inc.	3,981,985
182,493	Freeport-McMoRan, Inc.	2,111,444
19,094	Martin Marietta Materials, Inc.	3,944,248
51,086	Packaging Corp. of America	5,098,383

		21,721,985

Media & Entertainment – 5.3%
32,887	Liberty Broadband Corp. Class C*	4,076,672
97,871	Liberty Media Corp.-Liberty Formula One Class C*	3,103,489
68,819	Liberty Media Corp.-Liberty SiriusXM Class A*	2,375,632
6,768	Liberty Media Corp.-Liberty SiriusXM Class C*	233,158
41,824	Live Nation Entertainment, Inc.*	1,854,058
27,322	Match Group, Inc.*(a)	2,924,820
16,995	Nexstar Media Group, Inc. Class A	1,422,312
94,955	Snap, Inc. Class A*	2,230,493

		18,220,634

Pharmaceuticals, Biotechnology & Life Sciences – 4.7%
60,404	Agilent Technologies, Inc.	5,337,902
29,961	Agios Pharmaceuticals, Inc.*	1,602,314
69,531	Catalent, Inc.*	5,096,622

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
36,010	Immunomedics, Inc.*	$1,276,194
16,117	PRA Health Sciences, Inc.*	1,568,023
7,582	Sarepta Therapeutics, Inc.*	1,215,698

		16,096,753

Real Estate Investment Trusts – 10.4%
25,831	Alexandria Real Estate Equities, Inc.	4,191,080
22,317	AvalonBay Communities, Inc.	3,451,101
36,677	Camden Property Trust	3,345,676
25,017	CyrusOne, Inc.	1,819,987
45,555	Duke Realty Corp.	1,612,191
49,197	Equity LifeStyle Properties, Inc.	3,073,829
11,169	Essex Property Trust, Inc.	2,559,600
154,208	Healthpeak Properties, Inc.	4,249,973
65,409	Hudson Pacific Properties, Inc.	1,645,690
94,512	Invitation Homes, Inc.	2,601,915
54,318	MGM Growth Properties LLC Class A	1,477,993
24,692	Prologis, Inc.	2,304,504
45,889	Ryman Hospitality Properties, Inc.	1,587,759
38,501	Welltower, Inc.	1,992,427

		35,913,725

Retailing – 3.2%
11,951	Advance Auto Parts, Inc.	1,702,420
78,961	National Vision Holdings, Inc.*	2,409,890
6,923	O’Reilly Automotive, Inc.*	2,919,221
9,939	RH*	2,473,817
19,053	Ross Stores, Inc.	1,624,078

		11,129,426

Semiconductors & Semiconductor Equipment – 4.3%
16,468	Analog Devices, Inc.	2,019,636
165,297	Marvell Technology Group Ltd.	5,795,313
16,301	MKS Instruments, Inc.	1,845,925
16,852	NXP Semiconductors NV	1,921,802
13,399	Skyworks Solutions, Inc.	1,713,196
14,552	Xilinx, Inc.	1,431,771

		14,727,643

Software & Services – 1.2%
10,518	Palo Alto Networks, Inc.*	2,415,669
9,674	WEX, Inc.*	1,596,307

		4,011,976

Technology Hardware & Equipment – 4.2%
84,176	Juniper Networks, Inc.	1,924,263
24,364	Motorola Solutions, Inc.	3,414,127
80,269	National Instruments Corp.	3,107,213
310,520	Viavi Solutions, Inc.*	3,956,025
48,552	Western Digital Corp.	2,143,571

		14,545,199

Transportation – 3.3%
92,993	Knight-Swift Transportation Holdings, Inc.	3,878,738

Common Stocks – (continued)
Transportation – (continued)
28,097	Old Dominion Freight Line, Inc.	4,764,970
75,985	United Airlines Holdings, Inc.*	2,629,841

		11,273,549

Utilities – 8.9%
65,024	Ameren Corp.	4,575,089
36,212	American Water Works Co., Inc.	4,659,036
36,990	Atmos Energy Corp.	3,683,464
72,428	CMS Energy Corp.	4,231,244
23,674	Eversource Energy	1,971,334
40,208	NextEra Energy Partners LP	2,061,866
60,738	Public Service Enterprise Group, Inc.	2,985,880
21,760	Sempra Energy	2,550,925
62,168	Xcel Energy, Inc.	3,885,500

		30,604,338

TOTAL COMMON STOCKS
(Cost $315,516,778)		$340,973,447

Shares	Dividend Rate	Value

Investment Company(b) – 1.1%
Goldman Sachs Financial Square Government Fund — Institutional Shares
3,911,478	0.155%	$3,911,478
(Cost $3,911,478)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $319,428,256)		$344,884,925

Securities Lending Reinvestment Vehicle(b) – 1.1%
Goldman Sachs Financial Square Government Fund — Institutional Shares
3,850,739	0.155%	$3,850,739
(Cost $3,850,739)

TOTAL INVESTMENTS – 101.0%
(Cost $323,278,995)		$348,735,664

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%		(3,430,374)

NET ASSETS – 100.0%		$345,305,290

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an Affiliated Issuer.

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $315,516,778)(a)	$340,973,447
Investments in affiliated issuers, at value (cost $3,911,478)	3,911,478
Investments in affiliated securities lending reinvestment vehicle, at value (cost $3,850,739)	3,850,739
Cash	645,517
Receivables:
Dividends	394,545
Reimbursement from investment adviser	37,513
Fund shares sold	36,293
Securities lending income	29,939

Total assets	349,879,471

Liabilities:
Payables:
Payable upon return of securities loaned	3,850,739
Management fees	220,898
Fund shares redeemed	207,032
Distribution and Service fees and Transfer Agency fees	21,295
Accrued expenses	274,217

Total liabilities	4,574,181

Net Assets:
Paid-in capital	339,893,055
Total distributable earnings (loss)	5,412,235

NET ASSETS	$345,305,290
Net Assets:
Institutional	$270,368,552
Service	74,936,738

Total Net Assets	$345,305,290
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	19,959,098
Service	5,487,225
Net asset value, offering and redemption price per share:
Institutional	$13.55
Service	13.66

(a) Includes loaned securities having a market value of $3,769,146.

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $948)	$3,363,059
Securities lending income — unaffiliated issuer	149,773
Dividends — affiliated issuers	33,434

Total investment income	3,546,266

Expenses:
Management fees	1,481,972
Printing and mailing costs	154,250
Distribution and Service fees — Service Shares	132,943
Professional fees	45,180
Transfer Agency fees(a)	38,489
Custody, accounting and administrative services	35,268
Trustee fees	9,835
Other	7,748

Total expenses	1,905,685

Less — expense reductions	(154,973)

Net expenses	1,750,712

NET INVESTMENT INCOME	1,795,554

Realized and unrealized loss:
Net realized loss from investments — unaffiliated issuers	(26,230,775)
Net change in unrealized loss on investments — unaffiliated issuers	(63,786,244)

Net realized and unrealized loss	(90,017,019)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(88,221,465)

(a) Institutional and Service Shares incurred Transfer Agency fees of $27,855 and $10,634, respectively.

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income	$(1,795,554)	$3,829,536
Net realized gain (loss)	(26,230,775)	29,143,957
Net change in unrealized gain (loss)	(63,786,244)	90,823,666

Net increase (decrease) in net assets resulting from operations	(88,221,465)	123,797,159

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(14,329,359)
Service Shares	—	(7,060,194)

Total distributions to shareholders	—	(21,389,553)

From share transactions:
Proceeds from sales of shares	16,743,337	97,337,044
Reinvestment of distributions	—	21,389,553
Cost of shares redeemed	(93,341,625)	(87,900,619)

Net increase (decrease) in net assets resulting from share transactions	(76,598,288)	30,825,978

TOTAL INCREASE (DECREASE)	(164,819,753)	133,233,584

Net Assets:

Beginning of period	510,125,043	376,891,459

End of period	$345,305,290	$510,125,043

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Value Fund
	Institutional Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$16.22		$12.89	$16.93	$16.23	$14.49	$17.43

Net investment income(a)	0.07		0.13	0.13	0.12	0.16	0.13

Net realized and unrealized gain (loss)	(2.74)		3.93	(1.86)	1.68	1.80	(1.75)

Total from investment operations	(2.67)		4.06	(1.73)	1.80	1.96	(1.62)

Distributions to shareholders from net investment income	—		(0.13)	(0.23)	(0.13)	(0.21)	(0.07)

Distributions to shareholders from net realized gains	—		(0.60)	(2.08)	(0.97)	(0.01)	(1.25)

Total distributions	—		(0.73)	(2.31)	(1.10)	(0.22)	(1.32)

Net asset value, end of period	$13.55		$16.22	$12.89	$16.93	$16.23	$14.49

Total return(b)	(16.46)%		31.53%	(10.46)%	11.07%	13.49%	(9.24)%

Net assets, end of period (in 000s)	$270,369		$335,229	$300,056	$388,709	$437,085	$535,459

Ratio of net expenses to average net assets	0.84	%(c)	0.87%	0.84%	0.84%	0.84%	0.84%

Ratio of total expenses to average net assets	0.93	%(c)	0.90%	0.86%	0.87%	0.87%	0.87%

Ratio of net investment income to average net assets	1.04	%(c)	0.85%	0.75%	0.71%	1.08%	0.74%

Portfolio turnover rate(d)	67%		89%	109%	134%	149%	94%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Value Fund
	Service Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$16.37		$13.01	$16.95	$16.25	$14.51	$17.45

Net investment income(a)	0.05		0.10	0.07	0.08	0.12	0.08

Net realized and unrealized gain (loss)	(2.76)		3.95	(1.84)	1.68	1.81	(1.75)

Total from investment operations	(2.71)		4.05	(1.77)	1.76	1.93	(1.67)

Distributions to shareholders from net investment income	—		(0.09)	(0.09)	(0.09)	(0.18)	(0.02)

Distributions to shareholders from net realized gains	—		(0.60)	(2.08)	(0.97)	(0.01)	(1.25)

Total distributions	—		(0.69)	(2.17)	(1.06)	(0.19)	(1.27)

Net asset value, end of period	$13.66		$16.37	$13.01	$16.95	$16.25	$14.51

Total return(b)	(16.55)%		31.17%	(10.70)%	10.85%	13.24%	(9.52)%

Net assets, end of period (in 000s)	$74,937		$174,896	$76,835	$381,172	$371,366	$265,545

Ratio of net expenses to average net assets	1.09	%(c)	1.12%	1.09%	1.09%	1.09%	1.09%

Ratio of total expenses to average net assets	1.16	%(c)	1.16%	1.11%	1.12%	1.12%	1.12%

Ratio of net investment income to average net assets	0.66	%(c)	0.66%	0.42%	0.47%	0.78%	0.48%

Portfolio turnover rate(d)	67%		89%	109%	134%	149%	94%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

June 30, 2020 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$7,567,810	$—	$—
North America	333,405,637	—	—
Investment Company	3,911,478	—	—
Securities Lending Reinvestment Vehicle	3,850,739	—	—

Total	$348,735,664	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate^
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

0.77%	0.69%	0.66%	0.65%	0.77%	0.77%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2020, GSAM waived $5,750 of the Fund’s management fee.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. The Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended June 30, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$5,750	$735	$148,488	$154,973

E.  Line of Credit Facility — As of June 30, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2020, Goldman Sachs earned $268 in brokerage commissions from portfolio transactions.

The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2020	Shares as of June 30, 2020	Dividend Income from Affiliated Investment Company

$12,703,956	$67,492,499	$(76,284,977)	$3,911,478	3,911,478	$33,434

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2020, were $257,880,499 and $321,373,192, respectively.

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2020, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2020:

Market Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Market Value June 30, 2020

$408,161	$13,196,760	$(9,754,182)	$3,850,739

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

7.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2019, the Fund’s certain timing differences, on a tax-basis were as follows:

Timing differences (Real Estate Investment Trusts)	$160,161

As of June 30, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$326,307,121
Gross unrealized gain	46,939,687
Gross unrealized loss	(24,511,144)
Net unrealized gain	$22,428,543

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments and real estate investment trust investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

8.    OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2020 (Unaudited)		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	892,855	$11,361,769	556,218	$8,465,749
Reinvestment of distributions	—	—	897,830	14,329,359
Shares redeemed	(1,597,634)	(22,351,206)	(4,061,392)	(62,310,021)
	(704,779)	(10,989,437)	(2,607,344)	(39,514,913)
Service Shares
Shares sold	402,921	5,381,568	6,000,838	88,871,295
Reinvestment of distributions	—	—	438,249	7,060,194
Shares redeemed	(5,596,386)	(70,990,419)	(1,663,012)	(25,590,598)
	(5,193,465)	(65,608,851)	4,776,075	70,340,891

NET INCREASE (DECREASE)	(5,898,244)	$(76,598,288)	2,168,731	$30,825,978

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Liquidity Risk Management Program

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 11-12, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2020 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/20	Ending Account Value 06/30/20		Expenses Paid for the 6 Months Ended 06/30/20*
Institutional

Actual	$1,000	$835.40		$3.83
Hypothetical 5% return	1,000	1,020.69	+	4.22
Service

Actual	1,000	834.50		4.97
Hypothetical 5% return	1,000	1,019.44	+	5.47

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.84% and 1.09% for Institutional and Service Shares, respectively.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Mid Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2019,

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2020. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period and in the third quartile for the three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2020.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.77%

Next $3 billion	0.69

Next $3 billion	0.66

Over $8 billion	0.65

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Fund’s securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (j) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (k) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2021.

24

TRUSTEES	OFFICERS
Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund.

© 2020 Goldman Sachs. All rights reserved.

VITMCVSAR-20/211769-OTU-1244924

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Government

Money Market Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2020

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Goldman Sachs Variable Insurance Trust Government Money Market Fund

Recent Market Events related to COVID-19

An outbreak of a novel strain of coronavirus (COVID-19) has emerged globally. The outbreak of COVID-19 has prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, curfews and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, and disruption in manufacturing and supply chains. While governments have already taken unprecedented action to limit disruption to the financial system, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions, events, or actions. The full extent of the impact of COVID-19 on the Fund’s performance cannot be determined at this time and will depend on future developments, including the duration and the continued spread of the outbreak. Goldman Sachs Asset Management’s long-term commitment to you, our Fund shareholders, remains unchanged. We encourage you to maintain perspective and stay current with timely commentary and investment insights by visiting gsam.com.

On March 15, 2020, the Federal Reserve of the United States (Fed) announced an emergency 1.00% rate cut. This cut was their second intermeeting move in less than two weeks, having cut 0.50% on March 3rd. Since these rate cuts, and in response to further market disruption due to COVID-19, the Fed has announced various programs in an effort to stabilize the short-term credit markets and liquidity in the money market fund industry.

i

FUND BASICS

Government Money Market Fund

as of June 30, 2020

PERFORMANCE REVIEW1,2

January 1, 2020 - June 30, 2020	Fund Total Return (based on NAV)[3]	SEC 7-Day Current Yield[3]	iMoneyNet Institutional Average[4]
Institutional Shares	0.39%	0.26%	0.49%
Service Shares	0.26	0.02	0.49

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The performance shown above reflects any waivers or reimbursements that were in effect for all or a portion of the periods shown. When waivers or reimbursements are in place, the Fund’s operating expenses are reduced and the Fund’s yield and total returns to the shareholder are increased.

[2]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s total return reflects the reinvestment of dividends and other distributions.

[3]

The SEC 7-Day Current Yield is calculated in accordance with securities industry regulations and does not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of the Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects the Fund’s current earnings than do the Fund Total Return figures.

[4]	Source: iMoneyNet, Inc. June 2020. The iMoneyNet Institutional Average represents total return.

YIELD SUMMARY AS OF JUNE 30, 2020

Funds	7-Day Dist. Yield[5]	SEC 7-Day Effective Yield[6]	30-Day Average Yield[7]	Weighted Avg. Maturity (days)[8]	Weighted Avg. Life (days)[9]
Institutional Shares	0.27%	0.26%	0.27%	48	109
Service Shares	0.03	0.02	0.03	48	109

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[5]

The 7-Day Distribution Yield is an annualized measure of the Fund’s dividends per share, divided by the price per share. This yield includes capital gain/loss distribution, if any. This is not an SEC Yield.

[6]

The SEC 7-Day Effective Yield is calculated in accordance with securities industry regulations and does not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[7]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution. This is not an SEC Yield.

[8]

The Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[9]

The Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

2

FUND BASICS

FUND COMPOSITION†

Security Type

(Percentage of Net Assets)

†

The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments

June 30, 2020 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 3.9%
Federal Home Loan Bank
$300,000	1.361%		08/19/20	$299,457
3,600,000	0.610		09/01/20	3,599,976
Federal Home Loan Bank Discount Notes
4,000,000	0.509		07/06/20	3,999,722
4,900,000	1.586		07/17/20	4,896,625
1,700,000	1.587		07/20/20	1,698,609
3,600,000	1.351		08/28/20	3,592,344
1,200,000	0.295		09/15/20	1,199,265
15,000,000	0.377		09/21/20	14,987,358
7,500,000	0.530		03/15/21	7,472,158
Overseas Private Investment Corp.
500,000	1.900		11/17/20	505,894

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$42,251,408

U.S. Treasury Obligations – 55.1%
United States Cash Management Bills
$100,000	0.137%		09/08/20	$99,974
800,000	0.142		09/15/20	799,764
700,000	0.153		09/15/20	699,778
200,000	0.158		09/15/20	199,935
600,000	0.163		09/15/20	599,797
12,700,000	0.168		09/15/20	12,695,576
1,400,000	0.178		09/22/20	1,399,435
200,000	0.173		09/29/20	199,915
1,500,000	0.178		09/29/20	1,499,344
1,600,000	0.183		09/29/20	1,599,280
5,400,000	0.142		10/06/20	5,397,963
25,000,000	0.173		10/06/20	24,988,549
500,000	0.178		10/06/20	499,764
600,000	0.137		10/13/20	599,766
200,000	0.147		10/13/20	199,916
5,300,000	0.153		10/13/20	5,297,703
100,000	0.148		10/20/20	99,955
5,100,000	0.158	(a)	10/29/20	5,097,387
500,000	0.168		11/03/20	499,714
17,000,000	0.173		11/03/20	16,989,965
300,000	0.168		11/24/20	299,799
22,500,000	0.188		11/24/20	22,483,119
5,000,000	0.168		12/01/20	4,996,494
United States Treasury Bills
15,200,000	0.107		07/02/20	15,199,956
100,000	0.122		07/02/20	100,000
900,000	0.132		07/02/20	899,997
3,100,000	0.112		07/07/20	3,099,943
200,000	0.122		07/07/20	199,996
14,000,000	0.127		07/07/20	13,999,708
200,000	0.102		07/09/20	199,996
40,400,000	0.122		07/09/20	40,398,923
400,000	0.107		07/14/20	399,985
16,200,000	0.112		07/14/20	16,199,356
2,000,000	0.147		07/14/20	1,999,895

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
2,400,000	0.132		07/16/20	2,399,870
100,000	0.137		07/16/20	99,994
4,800,000	0.107		07/21/20	4,799,720
1,400,000	0.112		07/21/20	1,399,914
100,000	0.153		07/23/20	99,991
600,000	0.158		07/23/20	599,943
2,100,000	0.163		07/23/20	2,099,795
100,000	0.132		07/28/20	99,990
13,300,000	0.137		07/28/20	13,298,653
800,000	0.132		07/30/20	799,916
1,000,000	0.137		07/30/20	999,891
1,700,000	0.142		07/30/20	1,699,808
7,200,000	0.153		07/30/20	7,199,130
6,500,000	0.147		08/04/20	6,499,110
700,000	0.153		08/04/20	699,901
300,000	0.117		08/06/20	299,966
2,600,000	0.122		08/06/20	2,599,688
6,700,000	0.127		08/06/20	6,699,163
5,600,000	0.183		08/06/20	5,598,992
200,000	0.163		08/11/20	199,964
15,600,000	0.132	(a)	08/13/20	15,597,634
44,300,000	1.547		08/13/20	44,220,100
400,000	0.561		08/20/20	399,694
34,300,000	1.547		08/20/20	34,228,065
37,500,000	1.475		08/27/20	37,414,500
1,800,000	0.132		09/03/20	1,799,584
59,200,000	1.032		09/03/20	59,093,703
300,000	0.132		09/17/20	299,915
200,000	0.150		09/24/20	199,930
500,000	0.153		09/24/20	499,823
1,100,000	0.173		09/24/20	1,099,558
100,000	0.178		09/24/20	99,959
3,300,000	0.163		10/08/20	3,298,548
100,000	0.173		10/08/20	99,953
300,000	0.178		10/08/20	299,856
20,100,000	0.188		10/08/20	20,089,774
100,000	0.153		10/15/20	99,956
300,000	0.163		10/15/20	299,859
20,100,000	0.183		10/15/20	20,089,347
600,000	0.188		10/15/20	599,673
3,800,000	0.132		11/05/20	3,798,257
25,000,000	0.188		12/17/20	24,978,288
20,000,000	0.178		12/24/20	19,982,889
17,500,000	0.168	(a)	12/31/20	17,485,402
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
3,000,000	0.193	(b)	07/31/20	2,999,982
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
600,000	0.195	(b)	10/31/20	600,081
United States Treasury Notes
1,600,000	1.625		07/31/20	1,600,040
900,000	1.500		08/15/20	900,453
2,100,000	2.750		09/30/20	2,108,818
800,000	1.750		11/15/20	802,175

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
$5,900,000	2.625%	11/15/20	$5,933,491
900,000	2.750	11/30/20	904,961
2,000,000	1.875	12/15/20	2,010,942
2,900,000	2.500	12/31/20	2,919,893
600,000	1.375	01/31/21	600,006
200,000	2.125	01/31/21	201,692
900,000	2.250	02/15/21	907,552
900,000	3.625	02/15/21	915,225
7,900,000	2.500	02/28/21	7,970,761
1,700,000	2.375	03/15/21	1,711,858

TOTAL U.S. TREASURY OBLIGATIONS			$597,296,243

Variable Rate Obligations(b) – 17.1%
Federal Farm Credit Bank (1 Mo. LIBOR – 0.05%)
$1,300,000	0.140%	01/13/21	$1,299,972
Federal Farm Credit Bank (1 Mo. LIBOR + 0.01%)
600,000	0.304	11/05/21	600,000
Federal Farm Credit Bank (1 Mo. LIBOR + 0.03%)
3,100,000	0.215	09/15/21	3,099,925
Federal Farm Credit Bank (1 Mo. LIBOR + 0.09%)
500,000	0.275	09/13/21	500,000
Federal Farm Credit Bank (1 Mo. LIBOR + 0.1%)
1,100,000	0.280	09/09/21	1,100,000
Federal Farm Credit Bank (1 Mo. LIBOR + 0.10%)
1,000,000	0.290	12/23/21	1,000,000
Federal Farm Credit Bank (3 Mo. LIBOR – 0.07%)
700,000	1.381	07/02/21	700,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.13%)
100,000	0.280	11/12/20	100,004
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.15%)
200,000	0.295	04/23/21	200,000
Federal Farm Credit Bank (FEDL01 + 0.10%)
540,000	0.180	12/16/20	539,975
Federal Farm Credit Bank (FEDL01 + 0.11%)
800,000	0.190	08/13/20	799,991
Federal Farm Credit Bank (FEDL01 + 0.12%)
1,200,000	0.195	02/14/22	1,200,000
Federal Farm Credit Bank (FEDL01 + 0.15%)
1,600,000	0.225	01/21/21	1,599,982
Federal Farm Credit Bank (FEDL01 + 0.17%)
1,900,000	0.250	01/13/22	1,899,780
Federal Farm Credit Bank (FEDL01 + 0.20%)
2,100,000	0.280	11/29/21	2,099,974
Federal Farm Credit Bank (FEDL01 + 0.21%)
1,300,000	0.290	12/13/21	1,299,850
Federal Farm Credit Bank (Prime Rate – 2.87%)
500,000	0.380	02/07/22	499,919
Federal Farm Credit Bank (Prime Rate – 2.93%)
1,200,000	0.320	11/06/20	1,200,000
Federal Farm Credit Bank (Prime Rate – 2.94%)
1,500,000	0.315	10/30/20	1,500,000
800,000	0.310	02/26/21	800,000
800,000	0.310	11/08/21	800,000

Variable Rate Obligations(b) – (continued)
Federal Farm Credit Bank (Prime Rate – 2.95%)
2,700,000	0.300	03/15/21	2,700,000
Federal Farm Credit Bank (Prime Rate – 2.96%)
2,200,000	0.290	03/29/21	2,200,000
1,100,000	0.290	12/13/21	1,099,921
Federal Farm Credit Bank (Prime Rate – 2.97%)
1,700,000	0.285	04/08/21	1,700,000
Federal Farm Credit Bank (Prime Rate – 2.98%)
300,000	0.270	11/12/20	299,946
1,300,000	0.275	02/26/21	1,300,000
Federal Farm Credit Bank (Prime Rate – 3.01%)
1,800,000	0.240	02/25/21	1,799,941
Federal Farm Credit Bank (Prime Rate – 3.02%)
1,800,000	0.234	01/13/22	1,800,000
Federal Farm Credit Bank (SOFR + 0.12%)
800,000	0.200	03/18/21	800,000
Federal Farm Credit Bank (SOFR + 0.13%)
500,000	0.210	02/11/22	500,000
Federal Farm Credit Bank (SOFR + 0.18%)
2,800,000	0.260	01/14/22	2,796,041
Federal Home Loan Bank
1,000,000	0.090	07/09/20	1,000,000
400,000	0.130	08/19/20	399,984
200,000	0.150	08/25/20	199,997
4,000,000	0.320	09/25/20	4,000,570
10,000,000	0.460	09/23/21	10,000,000
Federal Home Loan Bank (1 Mo. LIBOR + 0.02%)
700,000	0.200	03/24/21	700,000
Federal Home Loan Bank (1 Mo. LIBOR + 0.04%)
700,000	0.225	06/24/21	700,000
Federal Home Loan Bank (1 Mo. LIBOR + 0.07%)
17,800,000	0.240	10/07/20	17,800,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.07%)
6,500,000	1.363	04/01/21	6,500,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.08%)
3,300,000	0.241	03/19/21	3,300,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.09%)
2,700,000	1.288	07/06/21	2,700,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.11%)
1,400,000	1.242	04/08/21	1,400,000
500,000	1.210	04/09/21	500,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.16%)
3,800,000	0.396	08/04/20	3,800,000
Federal Home Loan Bank (SOFR + 0.03%)
5,700,000	0.110	08/05/20	5,699,992
Federal Home Loan Mortgage Corp. (SOFR + 0.29%)
10,000,000	0.400	10/01/21	10,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.30%)
21,400,000	0.410	09/24/21	21,400,000
Federal Home Loan Mortgage Corp. (SOFR + 0.31%)
2,000,000	0.420	01/03/22	2,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.32%)
5,000,000	0.430	09/27/21	5,000,000
3,500,000	0.430	09/30/21	3,500,000

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Variable Rate Obligations(b) – (continued)
Federal National Mortgage Association (SOFR + 0.10%)
$700,000	0.210%		12/03/21	$697,481
Federal National Mortgage Association (SOFR + 0.29%)
3,300,000	0.400		10/04/21	3,300,000
Federal National Mortgage Association (SOFR + 0.30%)
6,500,000	0.410		09/24/21	6,500,000
Federal National Mortgage Association (SOFR + 0.34%)
10,500,000	0.450		10/20/21	10,500,000
9,275,000	0.450		12/30/21	9,275,000
7,000,000	0.450		01/21/22	7,000,000
Federal National Mortgage Association (SOFR + 0.35%)
2,000,000	0.460		10/15/21	2,000,000
Federal National Mortgage Association (SOFR + 0.36%)
1,000,000	0.470		01/20/22	1,000,000
Overseas Private Investment Corp. (3 Mo. U.S. T-Bill + 0.00%)
1,000,000	0.380		07/07/20	1,000,000
1,640,313	0.380		07/07/20	1,640,313
2,339,906	0.380		07/07/20	2,339,906

TOTAL VARIABLE RATE OBLIGATIONS				$185,688,464

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$825,236,115

Repurchase Agreements(c) – 26.6%
BNP Paribas
$6,500,000	0.630	% (d)	07/07/20	$6,500,000
Maturity Value: $6,520,361
Settlement Date: 03/06/20

Collateralized by a U.S. Treasury Floating Rate Note, 0.450%, due
10/31/21, a U.S. Treasury Inflation-Indexed Bond, 3.875%, due
04/15/29, U.S. Treasury Inflation-Indexed Notes, 0.125% to
0.375%, due 10/15/24 to 07/15/27, U.S. Treasury Interest-Only
Stripped Securities, 0.000%, due 08/15/23 to 08/15/47, U.S.
Treasury Notes, 0.125% to 2.875%, due 10/15/21 to 08/31/23
and U.S. Treasury Principal-Only Stripped Securities, 0.000%,
due 02/15/40 to 02/15/49. The aggregate market value of the
collateral, including accrued interest, was $6,630,073.

6,500,000	0.630	(d)	07/07/20	6,500,000
Maturity Value: $6,520,020
Settlement Date: 03/09/20

Collateralized by a U.S. Treasury Bond, 8.750%, due 08/15/20, a
U.S. Treasury Inflation-Indexed Note, 0.375%, due 07/15/27,
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
05/15/31 to 08/15/47, U.S. Treasury Notes, 0.125% to 2.250%,
due 03/31/21 to 08/31/24 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 08/15/28 to 02/15/48. The
aggregate market value of the collateral, including accrued
interest, was $6,630,045.

Repurchase Agreements(c) – (continued)
BNP Paribas – (continued)
20,000,000	0.920	(d)	07/07/20	20,000,000
Maturity Value: $20,093,533
Settlement Date: 03/03/20

Collateralized by Federal Farm Credit Bank, 3.980%, due
04/05/38, Federal Home Loan Mortgage Corp., 3.500% to
4.500%, due 08/01/46 to 12/01/49, Federal Home Loan
Mortgage Corp. Stripped Security, 0.000%, due 09/15/29,
Federal National Mortgage Association, 3.000% to 4.500%, due
07/01/48 to 12/01/49, Government National Mortgage
Association, 3.000% to 4.000%, due 11/20/40 to 07/20/49, U.S.
Treasury Bonds, 2.500% to 2.750%, due 11/15/42 to 02/15/45,
U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.500%, due
07/15/24 to 01/15/28, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 08/15/20 to 05/15/48, U.S. Treasury
Notes, 0.625% to 1.875%, due 08/31/24 to 05/15/30 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
11/15/24 to 08/15/47. The aggregate market value of the
collateral, including accrued interest, was $20,445,921.

10,000,000	1.580	% (d)	07/07/20	10,000,000
Maturity Value: $10,079,878
Settlement Date: 02/18/20

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.500%, due 01/01/44 to 09/01/49, Federal National Mortgage
Association, 3.500% to 5.500%, due 03/01/41 to 10/01/49,
Government National Mortgage Association, 3.500%, due
11/20/48 to 06/20/49, a U.S. Treasury Inflation-Indexed Bond,
0.625%, due 02/15/43, a U.S. Treasury Inflation-Indexed Note,
0.375%, due 01/15/27, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 05/15/21 to 08/15/49, a U.S. Treasury
Note, 0.625%, due 05/15/30 and a U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 08/15/42. The aggregate market value of the collateral, including accrued interest, was
$10,219,240.

Joint Repurchase Agreement Account III
209,900,000	0.090		07/01/20	209,900,000
Maturity Value: $209,900,525

Royal Bank of Canada
35,000,000	0.100	(d)	07/01/20	35,000,000
Maturity Value: $35,005,931
Settlement Date: 05/01/20

Collateralized by Federal Home Loan Mortgage Corp., 4.000% to
4.500%, due 07/01/44 to 08/01/47, Federal National Mortgage
Association, 3.000% to 6.000%, due 01/01/28 to 06/01/51 and
Government National Mortgage Association, 3.500% to
5.500%, due 12/15/40 to 06/20/50. The aggregate market value of the collateral, including accrued interest, was $35,700,002.

TOTAL REPURCHASE AGREEMENTS				$287,900,000

TOTAL INVESTMENTS – 102.7%				$1,113,136,115

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.7)%				(29,779,772)

NET ASSETS – 100.0%				$1,083,356,343

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

(b)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on June 30, 2020.

(c)	Unless noted, all repurchase agreements were entered into on June 30, 2020. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

(d)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
LIBOR	—London Interbank Offered Rates
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At June 30, 2020, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of July 1, 2020, as follows:

Principal Amount	Maturity Value	Collateral Value
$209,900,000	$209,900,525	$216,178,728

REPURCHASE AGREEMENTS — At June 30, 2020, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.900%	$30,785,870
Bank of America, N.A.	0.900	22,815,217
Bank of Nova Scotia (The)	0.900	68,445,652
BofA Securities, Inc.	0.900	79,853,261

TOTAL		$209,900,000

At June 30, 2020, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.000 to 5.000%	10/01/26 to 07/01/50
Federal National Mortgage Association	2.000 to 5.500	09/01/24 to 05/01/58
Government National Mortgage Association	3.000 to 3.500	09/20/45 to 03/20/47
U.S. Treasury Note	0.500	06/30/27

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets:
Investments based on amortized cost	$825,236,115
Repurchase agreements based on amortized cost	287,900,000
Cash	11,844
Receivables:
Fund shares sold	7,937,259
Investments sold	599,934
Interest	409,928
Reimbursement from investment advisor	14,549

Total assets	1,122,109,629

Liabilities:
Payables:
Investments purchased	38,080,474
Fund shares redeemed	352,745
Management fees	151,276
Distribution and Service fees and Transfer Agency fees	121,827
Dividend distribution	1,496
Accrued expenses	45,468

Total liabilities	38,753,286

Net Assets:
Paid-in capital	1,083,288,735
Total distributable earnings (loss)	67,608

NET ASSETS	$1,083,356,343

Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$552,347,980
Service Shares	531,008,363

Total Net Assets	$1,083,356,343
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	552,313,360
Service Shares	530,975,356

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Interest income	$4,163,072

Expenses:
Management fees	778,848
Distribution and Service fees — Service Shares	609,817
Transfer Agency fees(a)	97,356
Professional fees	47,782
Custody, accounting and administrative services	30,256
Printing and mailing fees	20,222
Trustee fees	8,168
Other	11,662

Total expenses	1,604,111

Less — expense reductions	(95,117)

Net expenses	1,508,994

NET INVESTMENT INCOME	$2,654,078

NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	141,702

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,795,780

(a) Institutional and Service Shares incurred Transfer Agency fees of $48,571 and $48,785, respectively.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income	$2,654,078	$13,604,822
Net realized gain from investment transactions	141,702	327,167

Net increase in net assets resulting from operations	2,795,780	13,931,989

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(1,728,652)	(7,303,914)
Service Shares	(1,066,403)	(6,545,777)

Total distributions to shareholders	(2,795,055)	(13,849,691)

From share transactions (at $1.00 per shared):
Proceeds from sales of shares	1,087,420,563	736,413,904
Reinvestment of distributions	2,792,081	13,849,691
Cost of shares redeemed	(720,751,759)	(816,550,622)

Net increase (decrease) in net assets resulting from share transactions	369,460,885	(66,287,027)

TOTAL INCREASE (DECREASE)	369,461,610	(66,204,729)

Net assets:

Beginning of period	713,894,733	780,099,462

End of period	$1,083,356,343	$713,894,733

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Money Market Fund
	Institutional Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data:

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.004		0.021	0.017	0.008	0.003	— (b)

Distributions to shareholders from net investment income(c)	(0.004)		(0.021)	(0.017)	(0.008)	(0.003)	— (b)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.39%		2.11%	1.74%	0.76%	0.29%	0.02%

Net assets, end of period (in 000’s)	$552,348		$363,783	$411,447	$302,507	$206,987	$1,143

Ratio of net expenses to average net assets	0.18	%(e)	0.19%	0.18%	0.18%	0.19%	0.23%

Ratio of total expenses to average net assets	0.20	%(e)	0.21%	0.23%	0.27%	0.30%	0.31%

Ratio of net investment income to average net assets	0.68	%(e)	2.06%	1.73%	0.76%	0.31%	0.03%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Money Market Fund
	Service Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data:

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.003		0.018	0.015	0.005	— (b)	— (b)

Distributions to shareholders from net investment income(c)	(0.003)		(0.018)	(0.015)	(0.005)	— (b)	— (b)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.26%		1.86%	1.48%	0.51%	0.04%	0.01%

Net assets, end of period (in 000’s)	$531,008		$350,112	$368,652	$354,248	$375,580	$328,202

Ratio of net expenses to average net assets	0.43	%(e)	0.44%	0.43%	0.43%	0.44%	0.26%

Ratio of total expenses to average net assets	0.45	%(e)	0.46%	0.48%	0.52%	0.55%	0.56%

Ratio of net investment income to average net assets	0.41	%(e)	1.81%	1.48%	0.51%	0.03%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements

June 30, 2020 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Government Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between the Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. The Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof).

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

As of June 30, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Fund	Tax Cost	Tax Unrealized Gain/Loss
VIT Government Money Market Fund	1,113,136,158	(43)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of June 30, 2020, all investments and repurchase agreements are classified as Level 2 of the fair value hierarchy. Please refer to the Schedule of Investments for further detail.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.02% of the Fund’s average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

above. For the six months ended June 30, 2020, these expense reductions, including any fee waiver and Other Expense reimbursements, were as follows:

Custody Fee Credits	Distribution and Service Fees Waivers	Other Expense Reimbursements	Total Expense Reductions

$979	$4,391	$89,747	$95,117

E.  Contractual and Net Fund Expenses — The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agency fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal year. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

	Institutional Shares		Service Shares
Fee/Expense Type	Contractual rate, if any	Ratio of net expenses to average net assets for the six months ended June 30, 2020	Contractual rate, if any	Ratio of net expenses to average net assets for the six months ended June 30, 2020
Management Fee	0.16%	0.16%	0.16%	0.16%
Distribution and Service Fees	N/A	N/A	0.25	0.25
Transfer Agency Fees	0.02	0.02	0.02	0.02
Other Expenses	—	0.00 (a)	—	0.00 (a)
Net Expenses		0.18%		0.43%

(a)	Amount is less than 0.005% of average net assets.
N/A	— Fees not applicable to respective share class.

F.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees. For the six months ended June 30, 2020, the Fund did not have such transactions.

G.  Line of Credit Facility — As of June 30, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily. monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

5.    OTHER RISKS (continued)

from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investment resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

6.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

8.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Fiscal Year Ended December 31, 2019
Institutional Shares*
Shares sold	736,708,196	559,032,693
Reinvestment of distributions	1,727,327	7,303,819
Shares redeemed	(549,870,876)	(614,043,249)
	188,564,647	(47,706,737)
Service Shares*
Shares sold	350,712,367	177,381,211
Reinvestment of distributions	1,064,754	6,545,872
Shares redeemed	(170,880,883)	(202,507,373)

	180,896,238	(18,580,290)

NET INCREASE (DECREASE) IN SHARES	369,460,885	(66,287,027)

*	Valued at $1.00 per share.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Fund Expenses — Six Month Period Ended June 30, 2020 (Unaudited)

As a shareholder of Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20		Expenses Paid for the 6 Months Ended 6/30/20*
Institutional Shares

Actual	$1,000.00	$1,003.88		$0.90
Hypothetical 5% return	$1,000.00	$1,023.97	+	$0.91
Service Shares

Actual	$1,000.00	$1,002.64		$2.14
Hypothetical 5% return	$1,000.00	$1,022.73	+	$2.16

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.18% and 0.43% for Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Government Money Market Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2019. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees considered the performance of the Fund in light of its investment policies and strategy. They noted that, although the Fund has operated in a generally challenging yield environment since 2009, yields had improved through early 2020 (prior to market disruptions related to the COVID-19 pandemic) partly as a result of actions by the Federal Reserve, including a series of interest rate increases in 2019, which enabled reductions of the amount of fees waived and/or reimbursed by the Investment Adviser in recent periods. They also acknowledged the uncertainty of the future interest rate environment, including the Federal Reserve’s recent indications that, after lowering interest rates twice in March 2020, it will likely not raise interest rates through 2022 in response to the economic impacts of the COVID-19 pandemic. The Trustees considered that, during the relevant period, the Investment Adviser had voluntarily waived fees in order to maintain a competitive yield. They observed that the Investment Adviser had reduced its voluntary management fee waiver throughout 2019 with the rise in interest rates. The Trustees also considered that the Fund had maintained a stable net asset value per share. In light of these considerations, the Trustees believed that the Fund was providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs had waived fees and reimbursed expenses for the Fund in order to maintain a competitive yield. They observed that the Investment Adviser had reduced its voluntary management fee waiver for the Fund throughout the year with the rise in interest rates. They also acknowledged the growth of the Fund in recent periods. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Fund by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Fund under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (f) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2021.

23

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The web site links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these web sites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these web sites.

Fund holdings and allocations shown are as of June 30, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund.

© 2020 Goldman Sachs. All rights reserved.

VITMMSAR-20/211764-OTU-1243144

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Multi-Strategy

Alternatives Portfolio

Beginning on or after January 1, 2021, you may not receive paper copies of the Portfolio’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2020

Goldman Sachs Variable Insurance Trust Multi-Strategy Alternatives Portfolio

Recent Market Events related to COVID-19

An outbreak of a novel strain of coronavirus (COVID-19) has emerged globally. The outbreak of COVID-19 has prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, curfews and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, and disruption in manufacturing and supply chains. While governments have already taken unprecedented action to limit disruption to the financial system, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. The Portfolio could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions, events, or actions. The full extent of the impact of COVID-19 on the Portfolio’s performance cannot be determined at this time and will depend on future developments, including the duration and the continued spread of the outbreak. Goldman Sachs Asset Management’s long-term commitment to you, our Portfolio shareholders, remains unchanged. We encourage you to maintain perspective and stay current with timely commentary and investment insights by visiting gsam.com.

i

FUND BASICS

Multi-Strategy Alternatives Portfolio

as of June 30, 2020

PERFORMANCE REVIEW

January 1, 2020–June 30, 2020	Fund Total Return (based on NAV)[1]	ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]
Institutional	-1.33%	0.95%
Service	-1.44	0.95
Advisor	-1.56	0.95

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

FUND BASICS

OVERALL UNDERLYING FUND AND ETF WEIGHTINGS3

Percentage of Net Assets

[3]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund and exchange traded fund (“ETF”) reflects the value of that Underlying Fund or ETF as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Portfolio are not reflected in the graph above. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

June 30, 2020 (Unaudited)

Shares			Description	Value

Underlying Funds (Class R6 Shares)(a) – 85.3%
Equity – 28.4%
	332,664		Goldman Sachs Tactical Tilt Overlay Fund	$3,310,012
	190,377		Goldman Sachs Absolute Return Tracker Fund	1,743,854
	75,379		Goldman Sachs Emerging Markets Equity Insights Fund	675,394
	44,714		Goldman Sachs Real Estate Securities Fund	505,269

				6,234,529

Fixed Income – 56.9%
	281,376		Goldman Sachs Managed Futures Strategy Fund	2,740,604
	280,959		Goldman Sachs Long Short Credit Strategies Fund	2,413,440
	219,032		Goldman Sachs Strategic Income Fund	2,015,099
	167,829		Goldman Sachs Emerging Markets Debt Fund	1,975,345
	174,828		Goldman Sachs High Yield Floating Rate Fund	1,529,746
	162,387		Goldman Sachs High Yield Fund	969,452
	112,720		Goldman Sachs Alternative Premia Fund	878,088

				12,521,774

	TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
	(Cost $19,736,842)			$18,756,303

Exchange Traded Fund* – 0.7%
	5,295		ProShares Short VIX Short-Term Futures ETF	$166,792
	(Cost $251,912)

Shares		Dividend Rate		Value

Investment Company(a) – 12.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
2,642,151		0.155%		$2,642,151
(Cost $2,642,151)

TOTAL INVESTMENTS – 98.0%
(Cost $22,630,905)				$21,565,246

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%				430,285

NET ASSETS – 100.0%				$21,995,531

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

Currency Abbreviation:
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2020, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	4	09/18/2020	$618,040	$18,178
U.S. Treasury 10 Year Note	15	09/21/2020	2,087,109	4,019

Total Futures Contracts				$22,197

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At June 30, 2020, the Portfolio had the following purchased options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ Depreciation

Purchased options contracts:

Calls
3 Month Eurodollar	Barclays Bank PLC	98.25 USD	03/15/2021	7	$1,750,000	$27,125	$7,804	$19,321
		98.25 USD	06/14/2021	7	1,750,000	27,475	7,891	19,584
		98.25 USD	09/13/2021	6	1,500,000	23,663	7,064	16,599

Total purchased options contracts				20		$78,263	$22,759	$55,504

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets:
Investments in affiliated Underlying Funds, at value (cost $22,378,993)	$21,398,454
Investments in unaffiliated Funds, at value (cost $251,912)	166,792
Purchased Options, at value (premiums paid $22,759)	78,263
Cash	325,951
Receivables:
Portfolio shares sold	35,472
Dividends	30,756
Reimbursement from investment adviser	19,288
Variation margin on futures	5,525

Total assets	22,060,501

Liabilities:
Payables:
Investments purchased	21,224
Distribution and Service fees and Transfer Agency fees	6,532
Portfolio shares redeemed	1,107
Accrued expenses	36,107

Total liabilities	64,970

Net Assets:
Paid-in capital	23,595,154
Total distributable earnings (loss)	(1,599,623)

NET ASSETS	$21,995,531
Net Assets:
Institutional	$1,306,758
Service	3,200,016
Advisor	17,488,757

Total Net Assets	$21,995,531
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	146,794
Service	360,006
Advisor	1,975,013
Net asset value, offering and redemption price per share:
Institutional	$8.90
Service	8.89
Advisor	8.86

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

Investment income:
Dividends from affiliated Underlying Funds	$184,218
Securities lending income — unaffiliated issuer	743
Interest income	240

Total investment income	185,201

Expenses:
Printing and mailing costs	42,948
Professional fees	36,752
Distribution and Service fees(a)	35,075
Custody, accounting and administrative services	30,676
Management fees	14,952
Trustee fees	9,405
Transfer Agency fees(a)	1,993
Other	1,979

Total expenses	173,780

Less — expense reductions	(118,543)

Net expenses	55,237

NET INVESTMENT INCOME	129,964

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments in affiliated Underlying Funds	(40,874)
Investments in unaffiliated Funds	723
Futures contracts	(86,481)
Purchased options	391,974
Net change in unrealized gain (loss) on:
Investments in affiliated Underlying Funds	(556,149)
Investments in unaffiliated Funds	(179,324)
Futures contracts	(2,336)
Purchased options	85,876
Foreign currency translation	525

Net realized and unrealized loss	(386,066)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(256,102)

(a) Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

Distribution and/or Service Fees		Transfer Agency Fees
Service	Advisor	Institutional	Service	Advisor
$3,700	$31,375	$129	$296	$1,568

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income	$129,964	$471,222
Net realized gain	265,342	161,997
Net change in unrealized gain (loss)	(651,408)	717,645

Net increase (decrease) in net assets resulting from operations	(256,102)	1,350,864

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(37,340)
Service Shares	—	(77,108)
Advisor Shares	—	(385,701)

Total distributions to shareholders	—	(500,149)

From share transactions:
Proceeds from sales of shares	4,946,241	5,866,621
Reinvestment of distributions	—	500,149
Cost of shares redeemed	(2,270,282)	(2,657,936)

Net increase in net assets resulting from share transactions	2,675,959	3,708,834

TOTAL INCREASE	2,419,857	4,559,549

Net Assets:

Beginning of period	19,575,674	15,016,125

End of period	$21,995,531	$19,575,674

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Institutional Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$9.02		$8.51	$9.39	$9.10	$9.15	$9.81

Net investment income(a)(b)	0.07		0.30	0.24	0.21	0.11	0.20

Net realized and unrealized gain (loss)	(0.19)		0.48	(0.87)	0.30	(0.06)	(0.65)

Total from investment operations	(0.12)		0.78	(0.63)	0.51	0.05	(0.45)

Distributions to shareholders from net investment income	—		(0.27)	(0.25)	(0.22)	(0.10)	(0.20)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.01)

Total distributions	—		(0.27)	(0.25)	(0.22)	(0.10)	(0.21)

Net asset value, end of period	$8.90		$9.02	$8.51	$9.39	$9.10	$9.15

Total return(c)	(1.33)%		9.11%	(6.74)%	5.60%	0.52%	(4.51)%

Net assets, end of period (in 000s)	$1,307		$1,309	$745	$453	$309	$958

Ratio of net expenses to average net assets(d)	0.20	%(e)	0.25%	0.22%	0.21%	0.24%	0.22%

Ratio of total expenses to average net assets(d)	1.39	%(e)	1.60%	1.57%	1.47%	2.37%	4.40%

Ratio of net investment income to average net assets(b)	1.65	%(e)	3.30%	2.62%	2.20%	1.17%	2.02%

Portfolio turnover rate(f)	3%		26%	61%	53%	44%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Service Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$9.02		$8.52	$9.41	$9.13	$9.14	$9.81

Net investment income(a)(b)	0.06		0.32	0.28	0.27	0.08	0.24

Net realized and unrealized gain (loss)	(0.19)		0.43	(0.93)	0.22	(0.05)	(0.71)

Total from investment operations	(0.13)		0.75	(0.65)	0.49	0.03	(0.47)

Distributions to shareholders from net investment income	—		(0.25)	(0.24)	(0.21)	(0.04)	(0.19)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.01)

Total distributions	—		(0.25)	(0.24)	(0.21)	(0.04)	(0.20)

Net asset value, end of period	$8.89		$9.02	$8.52	$9.41	$9.13	$9.14

Total return(c)	(1.44)%		8.82%	(6.93)%	5.37%	0.28%	(4.76)%

Net assets, end of period (in 000s)	$3,200		$2,857	$811	$105	$34	$22

Ratio of net expenses to average net assets(d)	0.45	%(e)	0.51%	0.47%	0.46%	0.46%	0.48%

Ratio of total expenses to average net assets(d)	1.64	%(e)	1.86%	1.95%	1.73%	1.97%	3.33%

Ratio of net investment income to average net assets(b)	1.41	%(e)	3.54%	3.08%	2.88%	0.92%	2.54%

Portfolio turnover rate(f)	3%		26%	61%	53%	44%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Advisor Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$8.99		$8.49	$9.36	$9.08	$9.12	$9.79

Net investment income(a)(b)	0.05		0.24	0.17	0.17	0.10	0.21

Net realized and unrealized gain (loss)	(0.18)		0.49	(0.83)	0.30	(0.07)	(0.69)

Total from investment operations	(0.13)		0.73	(0.66)	0.47	0.03	(0.48)

Distributions to shareholders from net investment income	—		(0.23)	(0.21)	(0.19)	(0.07)	(0.18)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.01)

Total distributions	—		(0.23)	(0.21)	(0.19)	(0.07)	(0.19)

Net asset value, end of period	$8.86		$8.99	$8.49	$9.36	$9.08	$9.12

Total return(c)	(1.56)%		8.60%	(7.09)%	5.14%	0.27%	(4.89)%

Net assets, end of period (in 000s)	$17,489		$15,410	$13,460	$15,512	$10,778	$9,666

Ratio of net expenses to average net assets(d)	0.60	%(e)	0.64%	0.62%	0.61%	0.61%	0.62%

Ratio of total expenses to average net assets(d)	1.79	%(e)	2.01%	1.93%	1.88%	2.58%	3.51%

Ratio of net investment income to average net assets(b)	1.26	%(e)	2.61%	1.92%	1.78%	1.06%	2.16%

Portfolio turnover rate(f)	3%		26%	61%	53%	44%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements

June 30, 2020 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”). The Portfolio is a diversified portfolio under the Act offering three classes of shares — Institutional, Service and Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolio invests primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM acts as investment adviser. Additionally, this Portfolio may invest a portion of its assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”).

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Portfolio and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed. Distributions received from the Portfolio’s investments in the Goldman Sachs Real Estate Securities Fund (the “Underlying Fund invested in REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Portfolio as a reduction to the cost basis of the Underlying Fund invested in REITs.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Portfolio are charged to the Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolio may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolio’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit default swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of June 30, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Equity Underlying Funds	$6,234,529	$—	$—
Fixed Income Underlying Funds	12,521,774	—	—
Exchange Traded Fund	166,792	—	—
Investment Company	2,642,151	—	—

Total	$21,565,246	$—	$—

Derivative Type

Assets
Futures Contracts(a)	$22,197	$—	$—
Purchased Options Contracts	78,263	—	—

Total	$100,460	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2020. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts	$18,178	—	$—
Interest Rate	Purchased options contracts, at value and variation margin on futures contracts	82,282	—	—

Total		$100,460		$—

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of June 30, 2020 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations.

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(101,786)	$(6,355)	9
Interest Rate	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts and purchased options	407,279	89,895	102

Total		$305,493	$83,540	111

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2020.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of the Portfolio’s average daily net assets. GSAM has agreed to waive all of its management fee. The management fee waiver will remain in effect through at least April 29, 2021, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended June 30, 2020, GSAM waived $14,952 of its management fee.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Portfolio invests, except those management fees it earns from the Portfolio’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2020, GSAM waived $1,519 of the Portfolio’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Portfolio’s average daily net assets attributable to Service Shares.

The Trust, on behalf of Advisor Shares of the Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Portfolio’s average daily net assets attributable to Advisor Shares.

C.  Service Plans — The Trust, on behalf of Advisor Shares of the Portfolio, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plans each provide for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Portfolio.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.204%. The Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended June 30, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$16,471	$644	$101,428	$118,543

F.  Line of Credit Facility — As of June 30, 2020, the Portfolio participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2020, the Portfolio did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Other Transactions with Affiliates — The Portfolio invests primarily in Class R6 Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the six months ended June 30, 2020:

Underlying Funds	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) from Affiliated Investment Company	Change in Unrealized Appreciation (Depreciation)	Ending Value as of June 30, 2020	Shares as of June 30, 2020	Dividend Income from Affiliated Investment Company
Goldman Sachs Alternative Premia Fund	$920,921	$—	$—	$—	$(42,833)	$878,088	112,720	$—
Goldman Sachs Absolute Return Tracker Fund	1,499,908	330,000	—	—	(86,054)	1,743,854	190,377	—
Goldman Sachs Emerging Markets Debt Fund	1,795,804	277,591	—	—	(98,050)	1,975,345	167,829	37,628
Goldman Sachs Emerging Markets Equity Insights Fund	724,055	220,001	(180,000)	(40,874)	(47,788)	675,394	75,379	—
Goldman Sachs Financial Square Government Fund (Institutional Shares)	1,173,715	5,437,331	(3,968,895)	—	—	2,642,151	2,642,151	4,956
Goldman Sachs High Yield Floating Rate Fund	1,362,346	271,058	—	—	(103,658)	1,529,746	174,828	31,051
Goldman Sachs High Yield Fund	1,025,629	28,817	—	—	(84,994)	969,452	162,387	28,824
Goldman Sachs Long Short Credit Strategies Fund	2,278,946	162,324	—	—	(27,830)	2,413,440	280,959	37,379
Goldman Sachs Managed Futures Strategy Fund	2,604,631	174,999	—	—	(39,026)	2,740,604	281,376	—
Goldman Sachs Real Estate Securities Fund	610,642	6,060	—	—	(111,433)	505,269	44,714	6,060
Goldman Sachs Strategic Income Fund	1,863,593	163,321	—	—	(11,815)	2,015,099	219,032	38,320
Goldman Sachs Tactical Tilt Overlay Fund	2,925,679	287,001	—	—	97,332	3,310,012	332,664	—

Total	$18,785,869	$7,358,503	$(4,148,895)	$(40,874)	$(556,149)	$21,398,454		$184,218

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2020, were $1,921,172 and $518,072, respectively.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

7.    SECURITIES LENDING

The Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Portfolio’s securities lending procedures, the Portfolio receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Portfolio, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Portfolio on the next business day. As with other extensions of credit, the Portfolio may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Portfolio or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Portfolio invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Portfolio by paying the Portfolio an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Portfolio’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Portfolio’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Portfolio’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Portfolio did not have securities on loan as of June 30, 2020.

Both the Portfolio and BNYM received compensation relating to the lending of the Portfolio’s securities. The amounts earned, if any, by the Portfolio for the six months ended June 30, 2020, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Portfolio’s investment in the Government Money Market Fund for the six months ended June 30, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2020

$300,150	$599,344	$(899,494)	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

8.    TAX INFORMATION

As of the Portfolio’s most recent fiscal year end, December 31, 2019, the Portfolio’s capital loss carryforwards, on a tax-basis were as follows:

Capital loss carryforwards:
Perpetual Short-term	$(520,976)
Perpetual Long-term	(428,144)
Total capital loss carryforwards	$(949,120)

As of June 30, 2020, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$22,756,942
Gross unrealized gain	155,016
Gross unrealized loss	(1,346,712)
Net unrealized loss	$(1,191,696)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences in the tax treatment of partnership investments.

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Portfolio’s and Underlying Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s and Underlying Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Portfolio’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

Investments in the Underlying Funds — The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. To the extent that the Portfolio has a relative concentration of its portfolio in a single Underlying Fund, the Portfolio may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

9.    OTHER RISKS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or an Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect the Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or an Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio or an Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio or an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio or an Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Portfolio or an Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s or an Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Portfolio’s or an Underlying Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Portfolio’s liquidity.

Market and Credit Risks — In the normal course of business, the Portfolio and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Portfolio invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Portfolio and its investments. Additionally, the Portfolio and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund have unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2020 (Unaudited)		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	14,488	$124,914	62,887	$570,355
Reinvestment of distributions	—	—	4,140	37,340
Shares redeemed	(12,756)	(111,272)	(9,524)	(86,531)
	1,732	13,642	57,503	521,164
Service Shares
Shares sold	72,766	623,176	238,728	2,174,547
Reinvestment of distributions	—	—	8,549	77,108
Shares redeemed	(29,452)	(253,856)	(25,812)	(233,897)
	43,314	369,320	221,465	2,017,758
Advisor Shares
Shares sold	480,062	4,198,151	347,196	3,121,719
Reinvestment of distributions	—	—	42,903	385,701
Shares redeemed	(218,878)	(1,905,154)	(262,490)	(2,337,508)
	261,184	2,292,997	127,609	1,169,912

NET INCREASE	306,230	$2,675,959	406,577	$3,708,834

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Liquidity Risk Management Program

The Portfolio has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Portfolio’s liquidity risk, i.e., the risk that the Portfolio is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Board of Trustees of the Trust has designated GSAM, the Portfolio’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Portfolio that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Portfolio’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 11-12, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Portfolio’s prospectus for more information regarding the Portfolio’s exposure to liquidity risk and other risks to which it may be subject.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Portfolio Expenses — Six Month Period Ended June 30, 2020 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Portfolio, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares, Service Shares and Advisor Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/20	Ending Account Value 06/30/20		Expenses Paid for the 6 Months Ended 06/30/20*
Institutional

Actual	$1,000	$986.70		$0.99
Hypothetical 5% return	1,000	1,023.87	+	1.01
Service

Actual	1,000	985.60		2.22
Hypothetical 5% return	1,000	1,022.63	+	2.26
Advisor

Actual	1,000	984.40		2.96
Hypothetical 5% return	1,000	1,021.88	+	3.02

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.20%, 0.45% and 0.60% for Institutional, Service and Advisor Shares, respectively.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolio at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolio.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations with respect to the Portfolio and the Underlying Funds;

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolio’s distribution arrangements. They received information regarding the Portfolio’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolio and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolio. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolio and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Portfolio and the Underlying Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolio and expressed confidence

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolio, the Underlying Funds, and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Portfolio and the Underlying Funds. In this regard, they compared the investment performance of the Portfolio to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2019, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2020. The information on the Portfolio’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed the Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolio over time, and reviewed the investment performance of the Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the one-year period and in the third quartile for the three- and five-year periods; had underperformed the Portfolio’s LIBOR-based benchmark index by 5.99%, 3.05%, and 2.40%, respectively, for the one-, three-, and five-year periods; and had underperformed the average performance of a group of competitor funds, as determined by the Investment Adviser, for the one-, three-, and five-year periods ending March 31, 2020.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolio, which included both advisory and administrative services that were directed to the needs and operations of the Portfolio as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolio. The analyses provided a comparison of the Portfolio’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing the Portfolio’s net expenses to the peer and category medians. The analyses also compared the Portfolio’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolio.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations with respect to the Portfolio and the Underlying Funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolio, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolio differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Portfolio was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolio. The Trustees noted that, although the Portfolio itself does not have breakpoints in its management fee schedule, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolio at the specified asset levels. The Trustees considered the amounts of assets in the Portfolio; the Portfolio’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolio and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolio under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolio were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which the Portfolio’s and those Underlying Funds’ securities lending cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolio on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolio and Underlying Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (k) the possibility that the working relationship between the Investment Adviser and the Portfolio’s and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolio and Its Shareholders

The Trustees also noted that the Portfolio and/or the Underlying Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to the Underlying Funds, enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolio and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolio’s and Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) with respect to certain Underlying Funds, the ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Portfolio’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

many of the Portfolio’s shareholders invested in the Portfolio in part because of the Portfolio’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Portfolio were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to the Portfolio until June 30, 2021.

TRUSTEES	OFFICERS
Jessica Palmer, Chair Dwight L. Bush	James A. McNamara, President Joseph F. DiMaria,
Kathryn A. Cassidy	Principal Financial Officer,
Diana M. Daniels	Principal Accounting Officer and Treasurer
Joaquin Delgado	Caroline L. Kraus, Secretary
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolio will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Portfolio holdings and allocations shown are as of June 30, 2020 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Diversification does not protect an investor from market risk and does not ensure a profit.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolio are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider the Portfolio’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Portfolio.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio.

© 2020 Goldman Sachs. All rights reserved.

VITMSASAR-20/211775-OTU-1242629

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs High Quality Floating Rate Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Funds’ annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2020

Goldman Sachs Variable Insurance Trust Funds

Recent Market Events related to COVID-19

An outbreak of a novel strain of coronavirus (COVID-19) has emerged globally. The outbreak of COVID-19 has prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, curfews and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, and disruption in manufacturing and supply chains. While governments have already taken unprecedented action to limit disruption to the financial system, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions, events, or actions. The full extent of the impact of COVID-19 on a Fund’s performance cannot be determined at this time and will depend on future developments, including the duration and the continued spread of the outbreak. Goldman Sachs Asset Management’s long-term commitment to you, our Fund shareholders, remains unchanged. We encourage you to maintain perspective and stay current with timely commentary and investment insights by visiting gsam.com.

1

FUND BASICS

Core Fixed Income Fund

as of June 30, 2020

PERFORMANCE REVIEW

January 1, 2020-June 30, 2020	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Aggregate Bond Index[2]
Institutional	7.11%	6.14%
Service	6.98	6.14

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

FUND BASICS

FUND COMPOSITION3

[3]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Short-Term Investments represent investments in commercial paper. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]

“Mortgage-Backed Securities” are guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corp. (“FHLMC”) or Uniform Mortgage-Backed Securities (“UMBS”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]

“U.S. Government Agency Securities” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Bank (“FHLB”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

3

FUND BASICS

Equity Index Fund

as of June 30, 2020

PERFORMANCE REVIEW

January 1, 2020-June 30, 2020	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Service	(3.31)%	(3.08)%

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/203

Holding	% of Net Assets	Line of Business
Microsoft Corp.	6.0%	Software & Services
Apple, Inc.	5.7	Technology Hardware & Equipment
Amazon.com, Inc.	4.5	Retailing
Facebook, Inc. Class A	2.1	Media & Entertainment
Alphabet, Inc. Class A	1.6	Media & Entertainment
Alphabet, Inc. Class C	1.6	Media & Entertainment
Johnson & Johnson	1.4	Pharmaceuticals, Biotechnology & Life Sciences
Berkshire Hathaway, Inc. Class B	1.3	Diversified Financials
Visa, Inc. Class A	1.3	Software & Services
Procter & Gamble Co. (The)	1.1	Household & Personal Products

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

4

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2020

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at June 30, 2020. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

FUND BASICS

Growth Opportunities Fund

as of June 30, 2020

PERFORMANCE REVIEW

January 1, 2020-June 30, 2020	Fund Total Return (based on NAV)[1]	Russell Midcap Growth Index[2]
Institutional	9.65%	4.16%
Service	9.55	4.16

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/203,4

Holding	% of Net Assets	Line of Business
Lululemon Athletica, Inc.	2.7%	Consumer Durables & Apparel
Verisk Analytics, Inc.	2.3	Commercial & Professional Services
O’Reilly Automotive, Inc.	2.3	Retailing
DocuSign, Inc.	2.2	Software & Services
Splunk, Inc.	2.1	Software & Services
Veeva Systems, Inc. Class A	2.1	Health Care Equipment & Services
Cadence Design Systems, Inc.	2.0	Software & Services
Rockwell Automation, Inc.	2.0	Capital Goods
Palo Alto Networks, Inc.	1.8	Software & Services
Ball Corp.	1.8	Materials

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

[4]

The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund) which represents 3.6% of the Fund’s net assets as of June 30, 2020.

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS5

As of June 30, 2020

[5]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

FUND BASICS

High Quality Floating Rate Fund

as of June 30, 2020

PERFORMANCE REVIEW

January 1, 2020-June 30, 2020	Fund Total Return (based on NAV)[1]	ICE BofAML 3 Mo. T-Bill Index[2]
Institutional	(0.01)%	0.60%
Service	(0.13)	0.60
Advisor	(0.20)	0.60

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

ICE BofAML Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

FUND COMPOSITION3

[3]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Short-Term Investments represent investments in commercial paper. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]

Mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]

“U.S. Government Agency Security” include agency securities offered by companies such as Federal Farm Credit Bank (‘FFCB”) and Federal Home Loan Bank (“FHLB”) which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

June 30, 2020 (Unaudited)

Principal Amount	Interest Rate			Maturity Date		Value

Corporate Bonds – 46.5%
Automobiles & Components – 0.1%
General Motors Co.
$50,000		5.400%		10/02/2023		$54,087
25,000		4.000		04/01/2025		25,979

						80,066

Banks – 12.1%
AerCap Ireland Capital DAC(a)
275,000		3.950		02/01/2022		274,590
American Express Co.(a)
25,000		3.700		11/05/2021		25,993
20,000		2.500		07/30/2024		21,196
25,000		3.625		12/05/2024		27,647
American Express Co. Series C(a)(b)
40,000		(3 Mo. LIBOR + 3.29%), 3.598		09/15/2020		34,150
Avolon Holdings Funding Ltd. (a)(c)
100,000		2.875		02/15/2025		84,223
Banco Santander SA
200,000		2.746		05/28/2025		206,819
Bank of America Corp.
100,000		(3 Mo. LIBOR + 0.66%), 2.369(a)(b)		07/21/2021		100,092
75,000		4.125		01/22/2024		83,052
50,000		(3 Mo. LIBOR + 0.94%), 3.864(a)(b)		07/23/2024		54,251
65,000		4.200		08/26/2024		72,116
45,000		3.248(a)		10/21/2027		49,728
75,000		(3 Mo. LIBOR + 1.58%), 3.824(a)(b)		01/20/2028		84,724
25,000		(3 Mo. LIBOR + 1.37%), 3.593(a)(b)		07/21/2028		28,079
85,000		(3 Mo. LIBOR + 1.04%), 3.419(a)(b)		12/20/2028		94,629
50,000		(3 Mo. LIBOR + 1.31%), 4.271(a)(b)		07/23/2029		58,833
50,000		(3 Mo. LIBOR + 1.19%), 2.884(a)(b)		10/22/2030		54,032
125,000		(3 Mo. LIBOR + 3.15%), 4.083(a)(b)		03/20/2051		155,093
Bank of America Corp. Series L(a)
25,000		4.183		11/25/2027		28,485
Barclays plc(a)(b)
200,000		(3 Mo. LIBOR + 2.45%), 2.852		05/07/2026		208,421
BNP Paribas SA(c)
200,000		3.375		01/09/2025		216,256
BPCE SA
300,000		2.650		02/03/2021		303,524
Capital One Financial Corp.
25,000		3.500		06/15/2023		26,795
45,000		3.300(a)		10/30/2024		48,323
Citigroup, Inc.
100,000		3.500		05/15/2023		106,614
55,000		(3 Mo. LIBOR + 1.02%), 4.044(a)(b)		06/01/2024		59,742

Corporate Bonds – (continued)
Banks – (continued)
Citigroup, Inc. – (continued)
220,000	3.400		05/01/2026		244,026
25,000	4.125		07/25/2028		28,241
75,000	(SOFR + 1.42%), 2.976(a)(b)		11/05/2030		79,660
50,000	(SOFR + 3.91%), 4.412(a)(b)		03/31/2031		59,059
Credit Suisse AG
250,000	2.800		04/08/2022		259,368
Credit Suisse Group Funding Guernsey Ltd.
250,000	4.550		04/17/2026		287,549
Deutsche Bank AG
115,000	2.700		07/13/2020		115,033
Discover Financial Services(a)
75,000	3.750		03/04/2025		80,820
Fifth Third Bancorp(a)
30,000	2.375		01/28/2025		31,625
Gazprom PJSC
240,000	4.950		03/23/2027		266,514
GE Capital International Funding Co. Unlimited Co.
200,000	3.373		11/15/2025		209,402
General Motors Financial Co., Inc.(a)
25,000	4.300		07/13/2025		26,212
Huntington Bancshares, Inc.(a)
50,000	4.000		05/15/2025		56,614
ING Groep NV(a)(b)(c)
200,000	(US Treasury Yield Curve Rate T-Note Constant Maturity 1 Yr. + 1.10%), 1.000		07/01/2026		200,557
Intercontinental Exchange, Inc.(a)
50,000	3.000		06/15/2050		51,815
JPMorgan Chase & Co.(a)
25,000	(3 Mo. LIBOR + 0.61%), 3.514(b)		06/18/2022		25,673
25,000	(3 Mo. LIBOR + 0.73%), 3.559(b)		04/23/2024		26,767
25,000	(3 Mo. LIBOR + 0.89%), 3.797(b)		07/23/2024		27,108
150,000	(3 Mo. LIBOR + 1.00%), 4.023(b)		12/05/2024		165,263
200,000	(SOFR + 1.16%), 2.301(b)		10/15/2025		209,368
100,000	(3 Mo. LIBOR + 1.25%), 3.960(b)		01/29/2027		113,780
15,000	3.625		12/01/2027		16,552
75,000	(3 Mo. LIBOR + 1.34%), 3.782(b)		02/01/2028		84,809
45,000	(3 Mo. LIBOR + 0.95%), 3.509(b)		01/23/2029		50,701
25,000	(SOFR + 3.79%), 4.493(b)		03/24/2031		30,479
25,000	(SOFR + 2.52%), 2.956(b)		05/13/2031		26,494

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Banks – (continued)
JPMorgan Chase & Co. Series HH(a)(b)
$100,000	(SOFR + 3.13%), 4.600	02/01/2025	$89,125
JPMorgan Chase & Co. Series Z(a)(b)
85,000	(3 Mo. LIBOR + 3.80%), 4.487	12/31/2049	79,988
Mizuho Financial Group, Inc.
250,000	2.601	09/11/2022	259,421
Morgan Stanley(a)
25,000	5.500	07/28/2021	26,317
50,000	(3 Mo. LIBOR + 1.40%), 2.420(a)(b)	10/24/2023	50,518
25,000	(3 Mo. LIBOR + 0.85%), 3.737(a)(b)	04/24/2024	26,947
225,000	3.700	10/23/2024	249,548
75,000	(SOFR + 1.15%), 2.720(a)(b)	07/22/2025	79,288
25,000	3.625	01/20/2027	28,156
50,000	3.950	04/23/2027	56,030
100,000	(3 Mo. LIBOR + 1.63%), 4.431(a)(b)	01/23/2030	119,107
50,000	(SOFR + 3.12%), 3.622(a)(b)	04/01/2031	57,190
75,000	(SOFR + 4.84%), 5.597(a)(b)	03/24/2051	113,173
Nuveen LLC(a)(c)
25,000	4.000	11/01/2028	29,544
Raymond James Financial, Inc.(a)
25,000	4.650	04/01/2030	29,819
Regions Financial Corp.(a)
17,000	3.800	08/14/2023	18,483
Royal Bank of Scotland Group plc
200,000	3.875	09/12/2023	215,813
Santander UK plc
200,000	2.875	06/18/2024	213,093
Standard Chartered plc(a)(b)(c)
200,000	(3 Mo. LIBOR + 1.15%), 4.247	01/20/2023	207,532
Wells Fargo & Co.
25,000	3.750(a)	01/24/2024	27,317
175,000	3.000	10/23/2026	190,509
50,000	4.300	07/22/2027	57,183
25,000	(3 Mo. LIBOR + 4.24%), 5.013(a)(b)	04/04/2051	34,445
Westpac Banking Corp.(a)(b)
25,000	(5 Yr. Swap Rate + 2.24%), 4.322	11/23/2031	27,741
50,000	(US Treasury Yield Curve Rate T-Note Constant Maturity 5 Yr. + 2.00%), 4.110	07/24/2034	55,182

			7,622,365

Corporate Bonds – (continued)
Capital Goods – 2.2%
3M Co.(a)
25,000	3.700%	04/15/2050	29,719
Air Lease Corp.(a)
75,000	2.300	02/01/2025	71,665
75,000	3.375	07/01/2025	74,931
75,000	3.750	06/01/2026	75,670
Boeing Co. (The)(a)
50,000	3.450	11/01/2028	50,108
100,000	5.805	05/01/2050	117,910
Caterpillar, Inc.(a)
25,000	3.250	04/09/2050	27,938
General Dynamics Corp.(a)
50,000	4.250	04/01/2050	64,600
General Electric Co.(a)
25,000	3.450	05/01/2027	25,610
25,000	3.625	05/01/2030	24,973
25,000	4.250	05/01/2040	24,539
50,000	4.350	05/01/2050	49,502
Northrop Grumman Corp.
50,000	2.930(a)	01/15/2025	54,042
75,000	3.250(a)	01/15/2028	83,774
25,000	4.750	06/01/2043	32,441
75,000	5.250(a)	05/01/2050	108,135
Otis Worldwide Corp. (a)(c)
25,000	2.293	04/05/2027	26,105
150,000	2.565	02/15/2030	157,486
Raytheon Technologies Corp.(a)
50,000	3.950	08/16/2025	56,963
50,000	4.125	11/16/2028	58,893
25,000	4.050	05/04/2047	29,815
25,000	4.625	11/16/2048	32,377
Roper Technologies, Inc.(a)
50,000	4.200	09/15/2028	58,504
Stanley Black & Decker, Inc.(a)
50,000	4.250	11/15/2028	59,819

			1,395,519

Commercial & Professional Services(a) – 0.6%
CoStar Group, Inc.(c)
100,000	2.800	07/15/2030	102,397
IHS Markit Ltd.
75,000	3.625	05/01/2024	80,327
75,000	4.250	05/01/2029	85,810
Republic Services, Inc.
75,000	2.500	08/15/2024	79,769

			348,303

Consumer Durables & Apparel(a) – 0.6%
Carrier Global Corp.(c)
150,000	2.493	02/15/2027	152,625
200,000	2.722	02/15/2030	200,373
NIKE, Inc.
25,000	3.250	03/27/2040	27,881

			380,879

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Consumer Services(a) – 0.2%
McDonald’s Corp.
$25,000	4.200%	04/01/2050	$30,258
Starbucks Corp.
75,000	3.800	08/15/2025	84,664

			114,922

Electric – 3.1%
Alliant Energy Finance LLC(a)(c)
25,000	3.750	06/15/2023	26,826
American Electric Power Co., Inc.(a)
50,000	2.300	03/01/2030	51,050
Arizona Public Service Co.(a)
45,000	2.950	09/15/2027	48,680
Avangrid, Inc.(a)
25,000	3.200	04/15/2025	27,318
Berkshire Hathaway Energy Co.(a)
27,000	2.375	01/15/2021	27,295
25,000	3.250	04/15/2028	28,281
50,000	3.700(c)	07/15/2030	58,492
Dominion Energy, Inc.
50,000	3.071	08/15/2024	53,744
Dominion Energy, Inc. Series C(a)
25,000	3.375	04/01/2030	27,697
DTE Energy Co.(a)
60,000	2.250	11/01/2022	61,947
East Ohio Gas Co. (The)(a)(c)
25,000	1.300	06/15/2025	25,163
25,000	2.000	06/15/2030	24,991
Emera US Finance LP(a)
45,000	2.700	06/15/2021	45,832
Entergy Corp.(a)
45,000	2.950	09/01/2026	49,568
Exelon Corp.(a)
45,000	3.497	06/01/2022	46,973
50,000	4.050	04/15/2030	57,802
25,000	4.700	04/15/2050	31,939
FirstEnergy Corp.(a)
100,000	2.650	03/01/2030	104,594
FirstEnergy Corp. Series B(a)
50,000	2.250	09/01/2030	50,278
Florida Power & Light Co.(a)
68,000	4.125	02/01/2042	84,891
MidAmerican Energy Co.(a)
25,000	3.650	04/15/2029	29,820
NiSource, Inc.(a)
50,000	3.650	06/15/2023	54,008
95,000	3.490	05/15/2027	107,224
25,000	3.600	05/01/2030	28,563
NRG Energy, Inc.(a)(c)
75,000	3.750	06/15/2024	79,376
Ohio Power Co. Series P(a)
25,000	2.600	04/01/2030	26,816
Pacific Gas and Electric Co.(a)
25,000	2.100	08/01/2027	24,691

Corporate Bonds – (continued)
Electric – (continued)
Pacific Gas and Electric Co.(a) – (continued)
50,000	2.500	02/01/2031	48,884
25,000	3.300	08/01/2040	24,357
25,000	3.500	08/01/2050	24,168
Progress Energy, Inc.
120,000	7.000	10/30/2031	166,366
Sempra Energy(a)(b)
70,000	(3 Mo. LIBOR + 0.50%), 1.719	01/15/2021	69,997
65,000	(US Treasury Yield Curve Rate T-Note Constant Maturity 5 Yr. + 4.55%), 4.875	10/15/2025	64,956
Southern California Edison Co. Series A(a)
50,000	4.200	03/01/2029	57,809
Southern Co. (The)(a)
60,000	3.250	07/01/2026	66,715
Vistra Operations Co. LLC(a)(c)
125,000	3.550	07/15/2024	129,292

			1,936,403

Energy – 2.7%
BP Capital Markets America, Inc.(a)
50,000	3.224	04/14/2024	53,795
Continental Resources, Inc.(a)
150,000	4.500	04/15/2023	143,250
Devon Energy Corp.(a)
29,000	5.850	12/15/2025	32,152
25,000	5.600	07/15/2041	24,424
5,000	4.750	05/15/2042	4,338
Energy Transfer Operating LP(a)
25,000	4.650	06/01/2021	25,522
75,000	4.200	09/15/2023	79,757
50,000	2.900	05/15/2025	51,149
25,000	5.250	04/15/2029	27,287
5,000	6.000	06/15/2048	5,209
Enterprise Products Operating LLC(a)(b)
40,000	(3 Mo. LIBOR + 2.78%), 3.128%	06/01/2067	31,200
EQM Midstream Partners LP(a)
50,000	4.750	07/15/2023	50,438
25,000	5.500	07/15/2028	23,812
Marathon Petroleum Corp.(a)
75,000	4.500	05/01/2023	80,878
25,000	3.800	04/01/2028	26,506
MPLX LP(a)
25,000	4.800	02/15/2029	27,820
35,000	4.500	04/15/2038	34,985
25,000	5.500	02/15/2049	27,693
Newfield Exploration Co.
50,000	5.625	07/01/2024	47,500
Occidental Petroleum Corp.(a)
200,000	2.900	08/15/2024	171,000
15,000	5.550	03/15/2026	13,687

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Energy – (continued)
Phillips 66(a)
$50,000	3.700%	04/06/2023	$53,560
60,000	3.900	03/15/2028	67,645
Plains All American Pipeline LP(a)
15,000	3.650	06/01/2022	15,320
35,000	3.850	10/15/2023	36,347
25,000	3.800	09/15/2030	24,621
Sabine Pass Liquefaction LLC(a)
75,000	5.625	03/01/2025	85,899
75,000	5.000	03/15/2027	83,757
Suncor Energy, Inc.(a)
25,000	2.800	05/15/2023	26,103
50,000	3.100	05/15/2025	53,422
Valero Energy Corp.(a)
50,000	2.700	04/15/2023	51,889
25,000	2.850	04/15/2025	26,371
Western Midstream Operating LP(a)
75,000	3.100	02/01/2025	70,688
50,000	4.050	02/01/2030	48,000
25,000	5.450	04/01/2044	20,750
25,000	5.300	03/01/2048	20,281

			1,667,055

Food & Beverage(a) – 2.4%
Anheuser-Busch Cos. LLC
35,000	4.700	02/01/2036	40,944
210,000	4.900	02/01/2046	254,721
Anheuser-Busch InBev Worldwide, Inc.
350,000	4.750	01/23/2029	422,556
25,000	4.950	01/15/2042	30,154
100,000	4.600	04/15/2048	116,797
25,000	5.550	01/23/2049	33,428
25,000	4.500	06/01/2050	29,762
Constellation Brands, Inc.
75,000	(3 Mo. LIBOR + 0.70%), 1.092(b)	11/15/2021	74,851
50,000	4.400	11/15/2025	57,726
25,000	3.700	12/06/2026	28,016
50,000	3.600	02/15/2028	55,112
25,000	3.150	08/01/2029	26,954
JM Smucker Co. (The)
25,000	3.000	03/15/2022	25,915
25,000	2.375	03/15/2030	25,569
Keurig Dr Pepper, Inc.
50,000	4.057	05/25/2023	54,430
25,000	5.085	05/25/2048	33,218
25,000	3.800	05/01/2050	28,530
Mars, Inc.(c)
25,000	2.700	04/01/2025	26,791
25,000	3.200	04/01/2030	28,395
Mondelez International, Inc.
25,000	2.125	04/13/2023	25,890
PepsiCo, Inc.
50,000	3.625	03/19/2050	60,611

Corporate Bonds – (continued)
Food & Beverage(a) – (continued)
Tyson Foods, Inc.
50,000	3.900	09/28/2023	54,540

			1,534,910

Health Care Equipment & Services(a) – 2.2%
Becton Dickinson and Co.
93,000	(3 Mo. LIBOR + 0.88%), 1.181(b)	12/29/2020	92,915
45,000	2.894	06/06/2022	46,589
25,000	3.363	06/06/2024	26,942
40,000	3.700	06/06/2027	44,667
100,000	2.823	05/20/2030	106,134
Centene Corp.
150,000	4.250	12/15/2027	154,694
Cigna Corp.
100,000	3.750	07/15/2023	108,566
50,000	2.400	03/15/2030	51,862
150,000	3.400	03/15/2050	161,616
CVS Health Corp.
75,000	3.500	07/20/2022	78,992
135,000	3.700	03/09/2023	144,878
25,000	2.625	08/15/2024	26,584
50,000	3.875	07/20/2025	56,153
25,000	4.250	04/01/2050	30,073
DENTSPLY SIRONA, Inc.
50,000	3.250	06/01/2030	52,429
Stryker Corp.
100,000	1.950	06/15/2030	100,550
Zimmer Biomet Holdings, Inc.
100,000	3.550	03/20/2030	107,847

			1,391,491

Household & Personal Products(a) – 0.0%
Kimberly-Clark Corp.
25,000	3.100	03/26/2030	28,471

Life Insurance(a) – 1.0%
American International Group, Inc.
25,000	4.875	06/01/2022	26,972
125,000	3.900	04/01/2026	140,981
25,000	4.200	04/01/2028	28,358
100,000	3.400	06/30/2030	108,296
Berkshire Hathaway Finance Corp.
75,000	1.850	03/12/2030	77,270
Marsh & McLennan Cos., Inc.
50,000	4.375	03/15/2029	60,047
New York Life Insurance Co.(c)
25,000	3.750	05/15/2050	28,211
Principal Financial Group, Inc.
50,000	3.100	11/15/2026	54,484
75,000	2.125	06/15/2030	75,385
Willis North America, Inc.
25,000	2.950	09/15/2029	26,535

			626,539

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Materials – 0.5%
Air Products and Chemicals, Inc.(a)
$25,000	2.050%	05/15/2030	$26,242
25,000	2.800	05/15/2050	26,466
DuPont de Nemours, Inc.(a)
25,000	4.205	11/15/2023	27,416
50,000	4.493	11/15/2025	57,498
Ecolab, Inc.
4,000	5.500	12/08/2041	5,643
Huntsman International LLC(a)
25,000	4.500	05/01/2029	26,292
Sherwin-Williams Co. (The)(a)
25,000	3.450	06/01/2027	27,965
50,000	2.950	08/15/2029	53,834
Steel Dynamics, Inc.(a)
20,000	2.400	06/15/2025	20,558
Teck Resources Ltd.(a)(c)
25,000	3.900	07/15/2030	24,913

			296,827

Media & Entertainment(a) – 2.0%
Charter Communications Operating LLC
320,000	4.908	07/23/2025	366,673
Comcast Corp.
25,000	3.700	04/15/2024	27,731
25,000	3.100	04/01/2025	27,497
45,000	3.375	08/15/2025	50,086
50,000	3.950	10/15/2025	57,275
25,000	3.300	02/01/2027	28,042
75,000	3.300	04/01/2027	84,030
225,000	3.150	02/15/2028	250,372
125,000	4.150	10/15/2028	149,686
25,000	4.250	10/15/2030	30,585
25,000	3.750	04/01/2040	29,333
25,000	4.700	10/15/2048	33,423
Fox Corp.
25,000	4.030	01/25/2024	27,665
25,000	4.709	01/25/2029	30,014
Walt Disney Co. (The)
25,000	3.700	09/15/2024	27,819
25,000	4.700	03/23/2050	32,669

			1,252,900

Metals and Mining – 0.3%
Glencore Funding LLC(c)
75,000	4.125(a)	03/12/2024	80,392
25,000	4.625	04/29/2024	27,368
Newcrest Finance Pty. Ltd.(a)(c)
25,000	3.250	05/13/2030	26,811
Newmont Corp.(a)
75,000	2.250	10/01/2030	75,892

			210,463

Pharmaceuticals, Biotechnology & Life Sciences – 3.1%
AbbVie, Inc.(a)
75,000	3.375	11/14/2021	77,706

Corporate Bonds – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
AbbVie, Inc.(a) – (continued)
30,000	2.300(c)	11/21/2022	31,034
50,000	3.750	11/14/2023	54,621
125,000	4.050(c)	11/21/2039	145,945
200,000	4.250(c)	11/21/2049	241,787
Amgen, Inc.(a)
70,000	3.125	05/01/2025	76,793
Bayer US Finance II LLC(a)(c)
200,000	3.875	12/15/2023	218,920
Bayer US Finance LLC(c)
200,000	3.000	10/08/2021	205,026
Bristol-Myers Squibb Co.(a)(c)
150,000	3.875	08/15/2025	170,740
25,000	4.250	10/26/2049	32,924
DH Europe Finance II Sarl(a)
75,000	2.200	11/15/2024	78,857
25,000	2.600	11/15/2029	26,589
75,000	3.250	11/15/2039	82,725
Elanco Animal Health, Inc.(a)
50,000	4.662	08/27/2021	51,250
25,000	5.022	08/28/2023	26,251
Pfizer, Inc.(a)
75,000	3.450	03/15/2029	87,462
25,000	2.625	04/01/2030	27,502
Thermo Fisher Scientific, Inc.(a)
35,000	3.000	04/15/2023	37,056
15,000	3.650	12/15/2025	16,848
25,000	4.497	03/25/2030	30,807
Zoetis, Inc.(a)
45,000	3.000	09/12/2027	49,617
150,000	2.000	05/15/2030	153,319

			1,923,779

Pipelines(a) – 0.2%
Sunoco Logistics Partners Operations LP
15,000	4.250	04/01/2024	16,001
Williams Cos., Inc. (The)
25,000	3.600	03/15/2022	25,954
25,000	3.900	01/15/2025	27,313
35,000	4.000	09/15/2025	38,770

			108,038

Property/Casualty Insurance – 0.1%
Arch Capital Group US, Inc.
36,000	5.144	11/01/2043	44,835
XLIT Ltd.
45,000	4.450	03/31/2025	50,574

			95,409

Real Estate Investment Trusts(a) – 2.3%
Alexandria Real Estate Equities, Inc.
25,000	3.800	04/15/2026	28,141
25,000	3.375	08/15/2031	27,981

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Real Estate Investment Trusts(a) – (continued)
American Campus Communities Operating Partnership LP
$95,000	4.125%	07/01/2024	$99,595
25,000	3.875	01/30/2031	26,221
American Homes 4 Rent LP
50,000	4.900	02/15/2029	55,882
American Tower Corp.
75,000	3.375	05/15/2024	81,492
100,000	2.400	03/15/2025	105,072
75,000	2.100	06/15/2030	75,069
Boston Properties LP
25,000	4.125	05/15/2021	25,488
Crown Castle International Corp.
25,000	2.250	09/01/2021	25,392
85,000	3.150	07/15/2023	90,627
60,000	3.650	09/01/2027	66,719
25,000	3.300	07/01/2030	27,487
CubeSmart LP
45,000	4.000	11/15/2025	49,796
Duke Realty LP
25,000	1.750	07/01/2030	24,795
Essex Portfolio LP
50,000	3.000	01/15/2030	54,385
Kilroy Realty LP
25,000	4.750	12/15/2028	28,030
National Retail Properties, Inc.
35,000	3.900	06/15/2024	37,047
45,000	4.000	11/15/2025	49,044
Regency Centers LP
100,000	2.950	09/15/2029	100,987
Simon Property Group LP
53,000	2.750	06/01/2023	55,103
Spirit Realty LP
75,000	3.400	01/15/2030	70,706
Ventas Realty LP
45,000	3.500	02/01/2025	46,602
VEREIT Operating Partnership LP
50,000	4.625	11/01/2025	53,980
25,000	3.950	08/15/2027	25,947
25,000	3.400	01/15/2028	25,170
WP Carey, Inc.
20,000	4.600	04/01/2024	21,473
30,000	4.000	02/01/2025	31,306
25,000	3.850	07/15/2029	25,943

			1,435,480

Retailing(a) – 1.6%
Alimentation Couche-Tard, Inc.(c)
45,000	2.700	07/26/2022	46,148
Amazon.com, Inc.
335,000	5.200	12/03/2025	410,265
45,000	4.800	12/05/2034	61,229
15,000	3.875	08/22/2037	18,546
Booking Holdings, Inc.
25,000	4.100	04/13/2025	28,073

Corporate Bonds – (continued)
Retailing(a) – (continued)
Dollar Tree, Inc.
50,000	4.000	05/15/2025	56,237
50,000	4.200	05/15/2028	58,064
Expedia Group, Inc.
35,000	3.800	02/15/2028	33,523
Home Depot, Inc. (The)
25,000	3.900	12/06/2028	29,801
25,000	4.250	04/01/2046	31,664
Lowe’s Cos., Inc.
50,000	5.000	04/15/2040	64,909
25,000	5.125	04/15/2050	34,507
Sysco Corp.
25,000	6.600	04/01/2050	34,539
Walgreens Boots Alliance, Inc.
125,000	4.100	04/15/2050	125,923

			1,033,428

Software & Services(a) – 1.5%
Adobe, Inc.
50,000	2.150	02/01/2027	53,653
75,000	2.300	02/01/2030	80,854
Amdocs Ltd.
50,000	2.538	06/15/2030	49,486
Fiserv, Inc.
25,000	3.800	10/01/2023	27,309
100,000	2.750	07/01/2024	106,710
50,000	3.200	07/01/2026	55,267
25,000	4.200	10/01/2028	29,397
Global Payments, Inc.
50,000	2.650	02/15/2025	53,099
25,000	3.200	08/15/2029	26,764
Intuit, Inc.
25,000	1.350	07/15/2027	25,086
Mastercard, Inc.
25,000	3.300	03/26/2027	28,361
Oracle Corp.
25,000	3.600	04/01/2040	28,244
50,000	3.850	04/01/2060	58,452
PayPal Holdings, Inc.
150,000	1.650	06/01/2025	155,129
125,000	2.650	10/01/2026	135,967

			913,778

Technology – 2.9%
Apple, Inc.(a)
325,000	2.450	08/04/2026	353,033
Applied Materials, Inc.(a)
25,000	1.750	06/01/2030	25,491
Broadcom Corp.(a)
125,000	3.625	01/15/2024	134,337
50,000	3.125	01/15/2025	53,298
Broadcom, Inc.(a)(c)
75,000	3.625	10/15/2024	81,497
150,000	4.700	04/15/2025	168,902
150,000	4.250	04/15/2026	166,890
104,000	3.459	09/15/2026	111,640

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Technology – (continued)
Dell International LLC(a)(c)
$70,000	5.450%		06/15/2023	$76,594
100,000	6.020		06/15/2026	114,405
Hewlett Packard Enterprise Co.(a)
150,000	4.450		10/02/2023	163,936
50,000	4.650		10/01/2024	56,133
45,000	4.900		10/15/2025	51,873
25,000	6.350		10/15/2045	30,576
Lam Research Corp.(a)
50,000	1.900		06/15/2030	50,957
Microchip Technology, Inc.
25,000	3.922		06/01/2021	25,492
NXP BV(a)(c)
25,000	3.400		05/01/2030	26,874
Oracle Corp.(a)
70,000	2.500		05/15/2022	72,384
QUALCOMM, Inc.(a)
25,000	2.600		01/30/2023	26,232

				1,790,544

Tobacco(a) – 0.2%
Altria Group, Inc.
50,000	3.800		02/14/2024	54,716
Archer-Daniels-Midland Co.
25,000	3.250		03/27/2030	28,317
BAT Capital Corp.
25,000	3.222		08/15/2024	26,719
25,000	4.540		08/15/2047	27,083

				136,835

Transportation(a) – 0.6%
Avolon Holdings Funding Ltd.(c)
25,000	3.950		07/01/2024	21,897
Burlington Northern Santa Fe LLC
25,000	4.050		06/15/2048	31,014
Canadian Pacific Railway Co.
25,000	2.050		03/05/2030	25,618
Delta Air Lines, Inc.
100,000	7.375		01/15/2026	96,750
FedEx Corp.
45,000	3.400		02/15/2028	48,574
Penske Truck Leasing Co. LP(c)
70,000	3.375		02/01/2022	71,755
United Parcel Service, Inc.
50,000	5.300		04/01/2050	72,192

				367,800

Wireless Telecommunications – 4.0%
American Tower Corp.
45,000	4.700		03/15/2022	48,072
AT&T, Inc.
60,000	3.200	(a)	03/01/2022	62,595
80,000	3.800		03/15/2022	84,392
50,000	3.000	(a)	06/30/2022	52,252
195,000	3.400	(a)	05/15/2025	214,003

Corporate Bonds – (continued)
Wireless Telecommunications – (continued)
AT&T, Inc. – (continued)
25,000	3.600	(a)	07/15/2025	27,736
110,000	4.250	(a)	03/01/2027	125,612
200,000	2.300	(a)	06/01/2027	207,066
75,000	2.750	(a)	06/01/2031	77,960
25,000	4.900	(a)	08/15/2037	29,903
75,000	3.500	(a)	06/01/2041	78,571
25,000	4.750	(a)	05/15/2046	29,363
25,000	5.150	(a)	11/15/2046	30,730
25,000	4.500	(a)	03/09/2048	29,107
T-Mobile USA, Inc.(a)(c)
75,000	3.500		04/15/2025	81,800
75,000	1.500		02/15/2026	74,995
150,000	3.750		04/15/2027	166,212
100,000	2.050		02/15/2028	99,978
100,000	3.875		04/15/2030	111,074
Verizon Communications, Inc.
25,000	3.376		02/15/2025	27,822
25,000	2.625		08/15/2026	27,200
145,000	4.329		09/21/2028	174,525
200,000	3.875	(a)	02/08/2029	236,219
50,000	3.150	(a)	03/22/2030	56,369
100,000	4.862	(a)	08/21/2046	135,538
87,000	5.012		04/15/2049	121,091
Vodafone Group plc
75,000	3.750		01/16/2024	82,065

				2,492,250

TOTAL CORPORATE BONDS (Cost $27,192,802)				$29,184,454

Mortgage-Backed Securities – 40.9%
FHLMC – 0.1%
$2,484	4.500%		07/01/2024	$2,615
14,162	4.500		11/01/2024	14,926
3,355	4.500		12/01/2024	3,537
6,439	7.500		12/01/2029	7,642
1,781	5.000		10/01/2033	2,043
2,791	5.000		07/01/2035	3,214
3,920	5.000		12/01/2035	4,506
765	5.000		03/01/2038	875
2,320	5.000		06/01/2041	2,647

				42,005

GNMA – 19.1%
1,113	7.000		10/15/2025	1,141
4,997	7.000		11/15/2025	5,349
648	7.000		02/15/2026	668
2,358	7.000		04/15/2026	2,534
2,425	7.000		03/15/2027	2,640
13,876	7.000		11/15/2027	14,440
6,076	7.000		02/15/2028	6,626
1,437	7.000		03/15/2028	1,489

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date		Value

Mortgage-Backed Securities – (continued)
GNMA – (continued)
	$801	7.000%	04/15/2028		$829
	106	7.000	05/15/2028		118
	2,372	7.000	06/15/2028		2,622
	3,533	7.000	07/15/2028		3,918
	9,232	7.000	09/15/2028		10,150
	1,792	7.000	11/15/2028		1,949
	589	7.500	11/15/2030		590
	90,562	6.000	08/20/2034		107,208
	81,756	5.000	06/15/2040		92,743
	402,317	4.000	08/20/2043		438,822
	181,930	4.000	10/20/2045		196,846
	153,477	5.000	08/20/2048		167,556
	473,393	4.500	09/20/2048		509,013
	545,025	5.000	10/20/2048		594,087
	532,626	5.000	11/20/2048		579,782
	250,362	5.000	12/20/2048		272,156
	1,227,272	4.500	01/20/2049		1,313,288
	162,925	4.500	03/20/2049		174,229
	185,590	4.500	05/20/2049		198,351
	843,639	5.000	05/20/2049		914,704
	4,000,000	2.500	TBA-30yr	(d)	4,208,545
	2,000,000	4.500	TBA-30yr	(d)	2,135,670

					11,958,063

UMBS – 8.4%
	193	5.000	06/01/2023		201
	14,748	5.500	09/01/2023		15,324
	4,455	5.500	10/01/2023		4,633
	984	4.500	07/01/2024		1,035
	32,420	4.500	11/01/2024		34,109
	15,660	4.500	12/01/2024		16,505
	5,084	9.000	11/01/2025		5,692
	25,320	7.000	08/01/2026		28,135
	10,366	8.000	10/01/2029		12,127
	1,073	8.500	04/01/2030		1,266
	2,014	8.000	05/01/2030		2,217
	5,867	8.000	08/01/2032		7,089
	7,967	4.500	08/01/2039		8,973
	35,262	3.000	01/01/2043		38,555
	149,687	3.000	03/01/2043		163,669
	206,620	3.000	04/01/2043		225,919
	153,026	3.000	05/01/2043		167,318
	475,402	4.500	04/01/2045		538,134
	52,892	4.500	05/01/2045		59,872
	331,429	4.000	02/01/2048		359,602
	437,521	4.000	03/01/2048		474,712
	36,554	4.000	07/01/2048		39,979
	549,244	4.000	08/01/2048		594,903
	403,173	5.000	11/01/2048		453,201
	1,875,786	5.000	10/01/2049		2,048,038

					5,301,208

UMBS, 30 Year, Single Family(d) – 13.3%
	4,000,000	2.500	TBA-30yr		4,168,438
	1,000,000	3.000	TBA-30yr		1,052,773

Mortgage-Backed Securities – (continued)
UMBS, 30 Year, Single Family(d) – (continued)
	1,000,000	3.500	TBA-30yr		1,051,562
	2,000,000	2.500	TBA-30yr		2,080,235

					8,353,008

	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost $25,231,243)				$25,654,284

Collateralized Mortgage Obligations – 1.0%
Adjustable Rate Non-Agency(a)(b) – 0.9%
	Alternative Loan Trust Series 2005-38, Class A1
	$69,129	3.004%	09/25/2035		$60,794
	FHLMC Structured Agency Credit Risk Debt Notes Series 2020-DNA3, Class M2(c)
	90,000	0.000	06/25/2050		90,000
	Harben Finance plc Series 2017-1X, Class A
GBP	68,472	1.056	08/20/2056		84,541
	Lehman XS Trust Series 2005-7N, Class 1A1A
	$120,423	0.725	12/25/2035		110,838
	London Wall Mortgage Capital plc Series 2017-FL1, Class A
GBP	42,161	1.142	11/15/2049		51,675
	Stratton Mortgage Funding plc Series 2019-1, Class A
	90,511	1.437	05/25/2051		111,498
	Wells Fargo Mortgage-Backed Securities Trust Series 2019-3, Class A1(c)
	$63,690	3.500	07/25/2049		65,240

					574,586

Sequential Fixed Rate – 0.1%
	FNMA REMIC Series 2012-111, Class B
	9,426	7.000	10/25/2042		11,659
	FNMA REMIC Series 2012-153, Class B
	26,890	7.000	07/25/2042		33,998

					45,657

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $610,863)				$620,243

Commercial Mortgage-Backed Securities(a) – 0.4%
Adjustable Rate Non-Agency(b)(c) – 0.0%
	Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A
	$8,743	1.024%	06/15/2035		$8,656

Sequential Fixed Rate – 0.4%
	BANK Series 2019-BN21, Class A5
	150,000	2.851	10/17/2052		163,693
	Cantor Commercial Real Estate Lending Series 2019-CF3, Class A4
	100,000	3.006	01/15/2053		109,094

					272,787

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $268,515)				$281,443

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

U.S. Government Agency Securities – 1.8%
	FHLB
	$100,000	3.375%	12/08/2023	$110,319
	FNMA
	400,000	1.875	09/24/2026	430,526
	400,000	6.250	05/15/2029	579,400

	TOTAL U.S. GOVERNMENT AGENCY SECURITIES
	(Cost $1,002,756)			$1,120,245

Asset-Backed Securities – 4.9%
Automobile(a) – 0.2%
	Ally Master Owner Trust Series 2018-1, Class A2
	100,000	2.700	01/17/2023	100,868

Collateralized Debt Obligations(a)(b)(c) – 0.7%
	Arbor Realty Commercial Real Estate Notes Ltd. Series 2018-FL1, Class A
	200,000	1.335	06/15/2028	196,275
	KREF Ltd. Series 2018-FL1, Class A
	150,000	1.294	06/15/2036	147,750
	Orix Credit Alliance Owner Trust Ltd. Series 2018-CRE1, Class A
	125,000	1.365	06/15/2036	119,262

				463,287

Collateralized Loan Obligations(a)(b)(c) – 3.8%
	CBAM Ltd. Series 2018-5A, Class A
	525,000	2.155	04/17/2031	511,334
	Crown City CLO I Series 2020-1A, Class A1
	250,000	2.334	07/20/2030	249,999
	Cutwater Ltd. Series 2014-1A, Class A1AR
	200,525	2.469	07/15/2026	198,433
	Elmwood CLO IV Ltd. Series 2020-1A, Class A
	600,000	2.422	04/15/2033	585,613
	Halseypoint CLO 2 Ltd. Series 2020-2A, Class A1
	300,000	1.000	07/20/2031	297,000
	Jamestown CLO XV Ltd. Series 2020-15A, Class A
	300,000	2.103	04/15/2033	293,274
	Venture 39 CLO Ltd. Series 2020-39A, Class A1
	275,000	2.655	04/15/2033	263,581

				2,399,234

Home Equity(a)(b) – 0.1%
	GMACM Home Equity Loan Trust Series 2007-HE3, Class 1A1
	207	7.000	09/25/2037	206
	GMACM Home Equity Loan Trust Series 2007-HE3, Class 2A1
	47,331	7.000	09/25/2037	46,909

				47,115

Student Loans(a)(b) – 0.1%
	Northstar Education Finance, Inc. Series 2007-1, Class A1
	7,772	0.987	04/28/2030	7,763

Asset-Backed Securities – (continued)
Student Loans(a)(b) – (continued)
	Scholar Funding Trust Series 2010-A, Class A(c)
	95,161	1.637	10/28/2041	87,368

				95,131

	TOTAL ASSET-BACKED SECURITIES
	(Cost $3,169,922)			3,105,635

Foreign Government Securities – 2.2%
	Romania Government Bond(c)
EUR	10,000	2.124%	07/16/2031	$10,694
	10,000	4.625	04/03/2049	12,847
	State of Israel AID Bond(e)
	$400,000	5.500	09/18/2023	463,359
	200,000	5.500	12/04/2023	234,544
	100,000	5.500	04/26/2024	119,048
	United Arab Emirates Government Bond(c)
	220,000	3.125	10/11/2027	240,350
	United Mexican States
EUR	100,000	1.625	04/08/2026	109,366
	$200,000	3.250 (a)	04/16/2030	198,300

	TOTAL FOREIGN GOVERNMENT SECURITIES
	(Cost $1,326,641)			$1,388,508

Municipal Bonds – 1.2%
California – 0.3%
	California State Various Purpose GO Bonds Series 2010
	$105,000	7.625%	03/01/2040	$185,345

Illinois – 0.7%
	Illinois State GO Bonds for Build America Bonds Series 2010-5
	100,000	7.350	07/01/2035	113,445
	Illinois State GO Bonds Pension Funding Series 2003
	25,000	5.100	06/01/2033	25,361
	Illinois State GO Bonds Series 2015-B(f)
	199,000	7.750	01/01/2042	260,885

				399,691

Ohio – 0.2%
	American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
	100,000	6.270	02/15/2050	140,060

	TOTAL MUNICIPAL BONDS
	(Cost $573,464)			$725,096

U.S. Treasury Obligations – 14.0%
	U.S. Treasury Bonds
	$140,000	3.375%	11/15/2048	$205,559
	150,000	2.000	02/15/2050	171,680

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
U.S. Treasury Notes
$3,030,000	2.375%	03/15/2022	$3,143,980
3,140,000	2.875	04/30/2025	3,529,802
1,440,000	3.125	11/15/2028	1,740,150

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $8,716,560)			$8,791,171

Shares	Dividend Rate	Value

Investment Company(g) – 8.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,440,087	0.155%	$5,440,087
	(Cost $5,440,087)

TOTAL INVESTMENTS – 121.6%
	(Cost $73,532,853)	$76,311,166

LIABILITIES IN EXCESS OF OTHER ASSETS – (21.6)%		(13,547,319)

NET ASSETS – 100.0%		$62,763,847

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on June 30, 2020.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $14,697,223 which represents approximately 23.4% of net assets as of June 30, 2020.

(e)	Guaranteed by the United States Government. Total market value of these securities amounts to $816,951, which represents 1.3% of net assets as of June 30, 2020.

(f)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(g)	Represents an Affiliated Issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
EURIBOR	—Euro Interbank Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
Mo.	—Month
NIBOR	—Norwegian Interbank Offered Rate
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
RMKT	—Remarketed
SOFR	—Secured Overnight Financing Rate
SONIA	—Sterling Overnight Index Average
T-Note	—Treasury Note
UMBS	—Uniform Mortgage-Backed Securities
Yr.	—Year

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	AUD	275,487	USD	175,577	07/15/2020	$14,552
	CAD	258,925	USD	181,925	07/16/2020	8,806
	CHF	251,541	USD	263,520	09/16/2020	2,586
	EUR	791,768	USD	859,868	08/12/2020	30,516
	SEK	1,653,000	USD	163,853	07/09/2020	13,555
	USD	69,161	AUD	100,000	09/16/2020	133
	USD	641,170	CAD	859,152	09/16/2020	8,225
	USD	615,416	GBP	494,214	07/15/2020	2,984
	USD	1,137,965	GBP	898,716	09/16/2020	23,860
	USD	84,497	JPY	9,053,632	07/22/2020	626
	USD	50,903	NOK	483,354	07/09/2020	685
	USD	136,896	SEK	1,265,708	09/16/2020	935

TOTAL						$107,463

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	AUD	845,369	USD	590,842	09/16/2020	$(7,299)
	CAD	100,620	USD	74,331	07/16/2020	(212)
	CAD	856,528	USD	634,000	09/16/2020	(2,988)
	EUR	238,000	CHF	256,650	09/16/2020	(3,658)
	EUR	324,972	USD	369,882	09/16/2020	(4,148)
	GBP	299,726	USD	373,231	07/15/2020	(1,810)
	GBP	136,559	USD	173,448	09/16/2020	(4,161)
	JPY	11,613,101	USD	108,385	07/22/2020	(804)
	JPY	13,131,154	USD	121,838	09/16/2020	(99)
	NOK	2,489,581	USD	267,783	09/16/2020	(9,057)
	NZD	126,666	USD	82,692	09/16/2020	(961)
	SEK	2,480,317	EUR	238,000	09/16/2020	(1,420)
	USD	104,188	AUD	163,475	07/15/2020	(8,635)
	USD	210,830	CAD	300,064	07/16/2020	(10,205)
	USD	1,027,965	EUR	945,654	08/12/2020	(35,472)
	USD	82,763	NZD	128,636	09/16/2020	(239)
	USD	180,547	SEK	1,821,409	07/09/2020	(14,936)

TOTAL						$(106,104)

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
U.S. Treasury 2 Year Note	9	09/30/2020	$1,987,383	$529
U.S. Treasury Long Bond	13	09/21/2020	2,320,500	19,061
U.S. Treasury Ultra Bond	20	09/21/2020	4,361,876	14,956

Total				$34,546

Short position contracts:
U.S. Treasury 5 Year Note	(28)	09/30/2020	$(3,520,562)	$(7,071)
U.S. Treasury 10 Year Note	(4)	09/21/2020	(556,563)	(1,342)
U.S. Treasury 10 Year Ultra Note	(16)	09/21/2020	(2,519,000)	(14,609)

Total				$(23,022)

Total Futures Contracts				$11,524

SWAP CONTRACTS — At June 30, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received (Paid) by the Fund	Credit Spread at June 30, 2020(a)	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
General Electric Co.(b)	1.000%	1.718%	06/20/2024	USD	125	$(3,406)	$(1,693)	$(1,713)
General Electric Co.(b)	1.000	1.786	12/20/2024		50	(1,664)	(718)	(946)
Markit CDX North America Investment Grade Index(b)	1.000	0.622	06/20/2023		1,675	19,135	21,335	(2,200)
Markit CDX North America Investment Grade Index(b)	1.000	0.755	06/20/2025		325	3,954	3,490	464
Prudential Financial, Inc.(b)	1.000	0.434	06/20/2024		75	1,703	1,007	696
Republic of Chile(b)	1.000	0.680	06/20/2024		20	258	490	(232)
Republic of Colombia(b)	1.000	1.287	06/20/2024		210	(2,302)	689	(2,991)
Republic of Indonesia(b)	1.000	1.074	06/20/2024		160	(424)	518	(942)
Republic of Peru(b)	1.000	0.737	06/20/2024		40	426	741	(315)
Russian Federation(b)	1.000	1.013	12/20/2024		30	(10)	(235)	225
State of Qatar(b)	1.000	0.607	06/20/2024		20	316	336	(20)
State of Qatar(b)	1.000	0.678	12/20/2024		10	146	193	(47)
United Mexican States(b)	1.000	1.279	06/20/2024		20	(213)	(236)	23

TOTAL						$17,919	$25,917	$(7,998)

(a)

Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

(b)	Payments received quarterly.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at June 30, 2020(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
Markit CMBX North American BBB- 11	3.000	6.522	Morgan Stanley Co., Inc.	11/18/2054	USD 200	$(40,825)	$(57,346)	$16,521

(a)	Payments received monthly.
(b)

Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount (000’s)			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3 Month BA(a)	0.500%	09/16/2023	CAD	4,270	(b)	$(13,928)	$(17,985)	$4,057
0.500%(a)	3 Month LIBOR	09/16/2023	USD	2,350	(b)	(19,062)	(14,060)	(5,002)
3 Month BA(a)	0.840	06/24/2024	CAD	2,290	(b)	1,029	1,029	—
6 Month BBR(a)	0.553	05/16/2025	AUD	2,250	(b)	435	(1,370)	1,805
(0.307)(c)	6 Month EURIBOR	05/18/2025	EUR	1,670	(b)	(1,944)	1,525	(3,469)
1 Day SONIA(c)	0.032	06/17/2025	GBP	680		1,366	(1,613)	2,979
1 Day SONIA(c)	0.270	06/17/2025		830		13,918	773	13,145
1.000(a)	6 Month LIBOR	09/16/2025		130	(b)	(6,141)	(6,070)	(71)
6 Month NIBOR(a)	0.500	09/16/2025	NOK	1,430	(b)	(1,284)	(1,398)	114
(0.131)(c)	6 Month EURIBOR	04/28/2027	EUR	210	(b)	(1,628)	—	(1,628)
6 Month BBR(a)	1.250	09/16/2027	AUD	790	(b)	22,189	21,293	896
6 Month LIBOR(a)	(0.500)	09/16/2027	CHF	660	(b)	(8,674)	(4,673)	(4,001)
—(c)	6 Month EURIBOR	09/16/2027	EUR	620	(b)	(32,576)	(18,420)	(14,156)
1.000(a)	6 Month LIBOR	09/16/2027	GBP	470	(b)	(28,750)	(23,125)	(5,625)
6 Month BBR(a)	1.000	04/26/2028	AUD	1,090	(b)	1,827	(3,223)	5,050
0.500(a)	6 Month LIBOR	03/10/2030	GBP	530	(b)	(580)	3,401	(3,981)
0.570(c)	1 Day SONIA	03/18/2030		250		(14,353)	1,047	(15,400)
6 Month LIBOR(a)	(0.500)	06/17/2030	CHF	590		(12,696)	(7,447)	(5,249)
0.308(c)	1 Day SONIA	06/17/2030	GBP	470		(11,389)	(3,413)	(7,976)
1.140(a)	3 Month BA	06/24/2030	CAD	490	(b)	(541)	(541)	—
6 Month BBR(a)	1.500	09/16/2030	AUD	620	(b)	24,566	17,463	7,103
0.250(c)	6 Month EURIBOR	09/16/2030	EUR	580	(b)	(27,614)	(25,418)	(2,196)
1.000(a)	6 Month LIBOR	09/16/2030	GBP	120	(b)	(9,332)	(8,674)	(658)
6 Month NIBOR(a)	0.750	09/16/2030	NOK	1,630	(b)	(2,702)	(1,911)	(791)
0.400(c)	1 Day SONIA	06/17/2040	GBP	240		(12,271)	(12,168)	(103)
3 Month BA(a)	1.750	06/17/2050	CAD	200		14,242	7,455	6,787
0.500(c)	6 Month EURIBOR	09/16/2050	EUR	30	(b)	(4,796)	(4,557)	(239)
0.750(a)	3 Month LIBOR	09/16/2050	USD	80	(b)	3,885	7,167	(3,282)

TOTAL						$(126,804)	$(94,913)	$(31,891)

(a)	Payments made semi-annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2020.
(c)	Payments made annually.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At June 30, 2020, the Fund had the following written options contracts:

OVER THE COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts

Calls
6M IRS	JPMorgan Chase Bank NA	0.340%	08/13/2020	(360,000)	$(360,000)	$(2,859)	$(2,181)	$(678)
6M IRS		(0.350)	08/13/2020	(600,000)	(600,000)	(1,423)	(1,581)	158
6M IRS		(0.350)	09/28/2020	(810,000)	(810,000)	(2,818)	(1,641)	(1,177)
6M IRS		0.350	10/02/2020	(320,000)	(320,000)	(4,132)	(3,678)	(454)
6M IRS	Morgan Stanley Co., Inc.	(0.350)	08/13/2020	(600,000)	(600,000)	(1,422)	(1,561)	139
6M IRS		0.350	10/02/2020	(320,000)	(320,000)	(4,132)	(3,551)	(581)
6M IRS		0.350	10/21/2020	(340,000)	(340,000)	(4,797)	(3,523)	(1,274)
6M IRS	UBS AG	(0.256)	08/27/2020	(180,000)	(180,000)	(642)	(2,901)	2,259

Total calls				(3,530,000)		$(22,225)	$(20,617)	$(1,608)

Puts
6M IRS	JPMorgan Chase Bank NA	(0.150)%	09/28/2020	(810,000)	(810,000)	$(660)	$(1,576)	$916

Total written option contracts				(4,340,000)		$(22,885)	$(22,193)	$(692)

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

June 30, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – 99.1%
Automobiles & Components – 0.3%
1,602	Aptiv plc	$124,828
1,252	BorgWarner, Inc.	44,196
24,607	Ford Motor Co.	149,610
7,862	General Motors Co.	198,909

		517,543

Banks – 3.6%
48,980	Bank of America Corp.	1,163,275
13,059	Citigroup, Inc.	667,315
2,802	Citizens Financial Group, Inc.	70,723
924	Comerica, Inc.	35,204
4,330	Fifth Third Bancorp	83,482
1,075	First Republic Bank	113,939
6,651	Huntington Bancshares, Inc.	60,092
19,114	JPMorgan Chase & Co.	1,797,863
6,002	KeyCorp	73,104
809	M&T Bank Corp.	84,112
2,606	People’s United Financial, Inc.	30,152
2,630	PNC Financial Services Group, Inc. (The)	276,702
6,181	Regions Financial Corp.	68,733
314	SVB Financial Group*	67,676
8,402	Truist Financial Corp.	315,495
8,506	US Bancorp	313,191
23,237	Wells Fargo & Co.	594,867
1,140	Zions Bancorp NA	38,760

		5,854,685

Capital Goods – 5.5%
3,577	3M Co.	557,976
835	A O Smith Corp.	39,345
564	Allegion plc	57,652
1,444	AMETEK, Inc.	129,050
3,345	Boeing Co. (The)	613,139
4,980	Carrier Global Corp.	110,656
3,365	Caterpillar, Inc.	425,673
964	Cummins, Inc.	167,023
1,951	Deere & Co.	306,600
910	Dover Corp.	87,870
2,572	Eaton Corp. plc	224,999
3,781	Emerson Electric Co.	234,535
3,524	Fastenal Co.	150,968
906	Flowserve Corp.	25,839
1,860	Fortive Corp.	125,848
837	Fortune Brands Home & Security, Inc.	53,509
1,448	General Dynamics Corp.	216,418
54,224	General Electric Co.	370,350
4,371	Honeywell International, Inc.	632,003
2,514	Howmet Aerospace, Inc.	39,847
261	Huntington Ingalls Industries, Inc.	45,542
484	IDEX Corp.	76,491
1,827	Illinois Tool Works, Inc.	319,451
2,107	Ingersoll Rand, Inc.*	59,249
847	Jacobs Engineering Group, Inc.	71,826
4,766	Johnson Controls International plc	162,711

Common Stocks – (continued)
Capital Goods – (continued)
1,369	L3Harris Technologies, Inc.	232,278
1,544	Lockheed Martin Corp.	563,437
1,768	Masco Corp.	88,771
986	Northrop Grumman Corp.	303,136
2,507	Otis Worldwide Corp.	142,548
2,138	PACCAR, Inc.	160,029
810	Parker-Hannifin Corp.	148,449
1,073	Pentair plc	40,763
867	Quanta Services, Inc.	34,012
9,131	Raytheon Technologies Corp.	562,652
714	Rockwell Automation, Inc.	152,082
655	Roper Technologies, Inc.	254,310
355	Snap-on, Inc.	49,171
947	Stanley Black & Decker, Inc.	131,993
230	Teledyne Technologies, Inc.*	71,519
1,449	Textron, Inc.	47,687
1,499	Trane Technologies plc	133,381
307	TransDigm Group, Inc.	135,709
458	United Rentals, Inc.*	68,260
1,158	Westinghouse Air Brake Technologies Corp.	66,666
265	WW Grainger, Inc.	83,252
1,098	Xylem, Inc.	71,326

		8,846,001

Commercial & Professional Services – 0.7%
519	Cintas Corp.	138,241
1,260	Copart, Inc.*	104,920
755	Equifax, Inc.	129,770
2,490	IHS Markit Ltd.	187,995
2,234	Nielsen Holdings plc	33,197
1,344	Republic Services, Inc.	110,275
697	Robert Half International, Inc.	36,823
882	Rollins, Inc.	37,388
1,021	Verisk Analytics, Inc.	173,774
2,455	Waste Management, Inc.	260,009

		1,212,392

Consumer Durables & Apparel – 1.0%
2,097	DR Horton, Inc.	116,279
907	Garmin Ltd.	88,432
2,220	Hanesbrands, Inc.	25,064
815	Hasbro, Inc.	61,084
759	Leggett & Platt, Inc.	26,679
1,720	Lennar Corp. Class A	105,986
373	Mohawk Industries, Inc.*	37,956
2,316	Newell Brands, Inc.	36,778
7,755	NIKE, Inc. Class B	760,378
21	NVR, Inc.*	68,434
1,535	PulteGroup, Inc.	52,236
425	PVH Corp.	20,421
305	Ralph Lauren Corp.	22,119
1,605	Tapestry, Inc.	21,314
1,254	Under Armour, Inc. Class A*	12,214
1,232	Under Armour, Inc. Class C*	10,891

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
2,021	VF Corp.	$123,160
377	Whirlpool Corp.	48,833

		1,638,258

Consumer Services – 1.5%
2,610	Carnival Corp.(a)	42,856
161	Chipotle Mexican Grill, Inc.*	169,430
816	Darden Restaurants, Inc.	61,828
244	Domino’s Pizza, Inc.	90,143
1,374	H&R Block, Inc.	19,621
1,780	Hilton Worldwide Holdings, Inc.	130,741
2,092	Las Vegas Sands Corp.	95,270
1,706	Marriott International, Inc. Class A	146,255
4,691	McDonald’s Corp.	865,349
3,305	MGM Resorts International	55,524
1,370	Norwegian Cruise Line Holdings Ltd.*(a)	22,509
1,024	Royal Caribbean Cruises Ltd.	51,507
7,345	Starbucks Corp.	540,518
632	Wynn Resorts Ltd.	47,078
1,916	Yum! Brands, Inc.	166,520

		2,505,149

Diversified Financials – 4.5%
4,168	American Express Co.	396,794
779	Ameriprise Financial, Inc.	116,881
5,233	Bank of New York Mellon Corp. (The)	202,255
12,142	Berkshire Hathaway, Inc. Class B*	2,167,468
955	BlackRock, Inc.	519,606
2,887	Capital One Financial Corp.	180,697
686	Cboe Global Markets, Inc.	63,990
7,108	Charles Schwab Corp. (The)	239,824
2,225	CME Group, Inc.	361,652
1,916	Discover Financial Services	95,972
1,376	E*TRADE Financial Corp.	68,428
1,640	Franklin Resources, Inc.	34,391
1,923	Goldman Sachs Group, Inc. (The)(b)	380,023
3,494	Intercontinental Exchange, Inc.	320,050
2,323	Invesco Ltd.	24,995
236	MarketAxess Holdings, Inc.	118,217
1,013	Moody’s Corp.	278,302
7,317	Morgan Stanley	353,411
530	MSCI, Inc.	176,925
736	Nasdaq, Inc.	87,930
1,322	Northern Trust Corp.	104,888
783	Raymond James Financial, Inc.	53,894
1,499	S&P Global, Inc.	493,891
2,299	State Street Corp.	146,101
3,605	Synchrony Financial	79,887
1,463	T. Rowe Price Group, Inc.	180,681

		7,247,153

Energy – 2.8%
2,202	Apache Corp.	29,727
3,974	Baker Hughes Co.	61,160
2,498	Cabot Oil & Gas Corp.	42,916

Common Stocks – (continued)
Energy – (continued)
11,646	Chevron Corp.	1,039,173
1,274	Concho Resources, Inc.	65,611
6,877	ConocoPhillips	288,971
2,477	Devon Energy Corp.	28,089
1,051	Diamondback Energy, Inc.	43,953
3,615	EOG Resources, Inc.	183,136
26,379	Exxon Mobil Corp.	1,179,669
5,330	Halliburton Co.	69,183
1,591	Hess Corp.	82,430
857	HollyFrontier Corp.	25,024
12,111	Kinder Morgan, Inc.	183,724
5,156	Marathon Oil Corp.	31,555
4,082	Marathon Petroleum Corp.	152,585
2,489	National Oilwell Varco, Inc.	30,490
3,064	Noble Energy, Inc.	27,453
5,523	Occidental Petroleum Corp.	101,071
2,537	ONEOK, Inc.	84,279
2,766	Phillips 66	198,875
1,024	Pioneer Natural Resources Co.	100,045
8,680	Schlumberger Ltd.	159,625
2,374	TechnipFMC plc	16,238
2,557	Valero Energy Corp.	150,403
7,687	Williams Cos., Inc. (The)	146,207

		4,521,592

Food & Staples Retailing – 1.5%
2,751	Costco Wholesale Corp.	834,131
5,012	Kroger Co. (The)	169,656
3,228	Sysco Corp.	176,443
4,695	Walgreens Boots Alliance, Inc.	199,021
8,840	Walmart, Inc.	1,058,855

		2,438,106

Food, Beverage & Tobacco – 3.5%
11,698	Altria Group, Inc.	459,147
3,494	Archer-Daniels-Midland Co.	139,411
1,137	Brown-Forman Corp. Class B	72,381
1,096	Campbell Soup Co.	54,394
24,034	Coca-Cola Co. (The)	1,073,839
3,032	Conagra Brands, Inc.	106,635
1,047	Constellation Brands, Inc. Class A	183,173
3,743	General Mills, Inc.	230,756
944	Hershey Co. (The)	122,361
1,732	Hormel Foods Corp.	83,604
709	J M Smucker Co. (The)	75,019
1,529	Kellogg Co.	101,006
3,869	Kraft Heinz Co. (The)	123,382
900	Lamb Weston Holdings, Inc.	57,537
765	McCormick & Co., Inc. (Non-Voting)	137,249
1,182	Molson Coors Beverage Co. Class B	40,614
8,948	Mondelez International, Inc. Class A	457,511
2,398	Monster Beverage Corp.*	166,229
8,691	PepsiCo, Inc.	1,149,472
9,739	Philip Morris International, Inc.	682,314
1,880	Tyson Foods, Inc. Class A	112,255

		5,628,289

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – 6.6%
11,012	Abbott Laboratories	$1,006,827
284	ABIOMED, Inc.*	68,603
451	Align Technology, Inc.*	123,772
949	AmerisourceBergen Corp.	95,631
1,581	Anthem, Inc.	415,771
3,200	Baxter International, Inc.	275,520
1,832	Becton Dickinson and Co.	438,343
8,672	Boston Scientific Corp.*	304,474
1,871	Cardinal Health, Inc.	97,647
3,671	Centene Corp.*	233,292
1,968	Cerner Corp.	134,906
2,321	Cigna Corp.	435,536
305	Cooper Cos., Inc. (The)	86,510
8,134	CVS Health Corp.	528,466
3,916	Danaher Corp.	692,466
573	DaVita, Inc.*	45,347
1,431	Dentsply Sirona, Inc.	63,050
565	DexCom, Inc.*	229,051
3,889	Edwards Lifesciences Corp.*	268,769
1,640	HCA Healthcare, Inc.	159,178
936	Henry Schein, Inc.*	54,653
1,720	Hologic, Inc.*	98,040
826	Humana, Inc.	320,282
528	IDEXX Laboratories, Inc.*	174,324
718	Intuitive Surgical, Inc.*	409,138
607	Laboratory Corp. of America Holdings*	100,829
997	McKesson Corp.	152,960
8,347	Medtronic plc	765,420
836	Quest Diagnostics, Inc.	95,271
891	ResMed, Inc.	171,072
532	STERIS plc	81,630
1,999	Stryker Corp.	360,200
284	Teleflex, Inc.	103,370
5,910	UnitedHealth Group, Inc.	1,743,155
516	Universal Health Services, Inc. Class B	47,931
582	Varian Medical Systems, Inc.*	71,307
465	West Pharmaceutical Services, Inc.	105,634
1,275	Zimmer Biomet Holdings, Inc.	152,184

		10,710,559

Household & Personal Products – 1.9%
1,523	Church & Dwight Co., Inc.	117,728
785	Clorox Co. (The)	172,206
5,323	Colgate-Palmolive Co.	389,963
1,935	Coty, Inc. Class A	8,649
1,378	Estee Lauder Cos., Inc. (The) Class A	260,001
2,155	Kimberly-Clark Corp.	304,609
15,459	Procter & Gamble Co. (The)	1,848,433

		3,101,589

Insurance – 1.9%
4,535	Aflac, Inc.	163,396
2,007	Allstate Corp. (The)	194,659
5,384	American International Group, Inc.	167,873

Common Stocks – (continued)
Insurance – (continued)
1,462	Aon plc Class A	281,581
1,153	Arthur J Gallagher & Co.	112,406
365	Assurant, Inc.	37,701
2,841	Chubb Ltd.	359,727
949	Cincinnati Financial Corp.	60,764
255	Everest Re Group Ltd.	52,581
610	Globe Life, Inc.	45,280
2,259	Hartford Financial Services Group, Inc. (The)	87,084
1,297	Lincoln National Corp.	47,717
1,567	Loews Corp.	53,732
3,167	Marsh & McLennan Cos., Inc.	340,041
4,838	MetLife, Inc.	176,684
1,588	Principal Financial Group, Inc.	65,966
3,634	Progressive Corp. (The)	291,120
2,542	Prudential Financial, Inc.	154,808
1,625	Travelers Cos., Inc. (The)	185,331
1,272	Unum Group	21,103
869	W R Berkley Corp.	49,785
810	Willis Towers Watson plc	159,530

		3,108,869

Materials – 2.5%
1,386	Air Products and Chemicals, Inc.	334,663
665	Albemarle Corp.	51,345
10,251	Amcor plc	104,663
524	Avery Dennison Corp.	59,783
2,057	Ball Corp.	142,941
782	Celanese Corp.	67,518
1,406	CF Industries Holdings, Inc.	39,565
4,683	Corteva, Inc.	125,457
4,586	Dow, Inc.	186,925
4,614	DuPont de Nemours, Inc.	245,142
827	Eastman Chemical Co.	57,592
1,586	Ecolab, Inc.	315,535
785	FMC Corp.	78,202
9,047	Freeport-McMoRan, Inc.	104,674
657	International Flavors & Fragrances, Inc.(a)	80,456
2,457	International Paper Co.	86,511
3,272	Linde plc	694,024
1,576	LyondellBasell Industries NV Class A	103,575
397	Martin Marietta Materials, Inc.	82,008
2,307	Mosaic Co. (The)	28,860
4,978	Newmont Corp.	307,342
1,874	Nucor Corp.	77,602
592	Packaging Corp. of America	59,082
1,459	PPG Industries, Inc.	154,741
908	Sealed Air Corp.	29,828
517	Sherwin-Williams Co. (The)	298,748
835	Vulcan Materials Co.	96,735
1,664	WestRock Co.	47,025

		4,060,542

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Media & Entertainment – 8.7%
4,770	Activision Blizzard, Inc.	$362,043
1,874	Alphabet, Inc. Class A*	2,657,426
1,827	Alphabet, Inc. Class C*	2,582,665
938	Charter Communications, Inc. Class A*	478,418
28,296	Comcast Corp. Class A	1,102,978
981	Discovery, Inc. Class A*	20,699
1,991	Discovery, Inc. Class C*	38,347
1,530	DISH Network Corp. Class A*	52,800
1,804	Electronic Arts, Inc.*	238,218
15,024	Facebook, Inc. Class A*	3,411,500
2,262	Fox Corp. Class A	60,667
935	Fox Corp. Class B	25,095
2,371	Interpublic Group of Cos., Inc. (The)	40,686
839	Live Nation Entertainment, Inc.*	37,193
2,732	Netflix, Inc.*	1,243,169
2,320	News Corp. Class A	27,515
566	News Corp. Class B	6,764
1,326	Omnicom Group, Inc.	72,400
723	Take-Two Interactive Software, Inc.*	100,909
4,826	Twitter, Inc.*	143,767
3,303	ViacomCBS, Inc.	77,026
11,238	Walt Disney Co. (The)	1,253,149

		14,033,434

Pharmaceuticals, Biotechnology & Life Sciences – 7.9%
10,987	AbbVie, Inc.	1,078,704
1,927	Agilent Technologies, Inc.	170,289
1,367	Alexion Pharmaceuticals, Inc.*	153,432
3,700	Amgen, Inc.	872,682
1,024	Biogen, Inc.*	273,971
134	Bio-Rad Laboratories, Inc. Class A*	60,500
14,194	Bristol-Myers Squibb Co.	834,607
5,261	Eli Lilly and Co.	863,751
7,914	Gilead Sciences, Inc.	608,903
917	Illumina, Inc.*	339,611
1,118	Incyte Corp.*	116,239
1,114	IQVIA Holdings, Inc.*	158,054
16,527	Johnson & Johnson	2,324,192
15,857	Merck & Co., Inc.	1,226,222
152	Mettler-Toledo International, Inc.*	122,444
3,305	Mylan NV*	53,144
711	PerkinElmer, Inc.	69,742
823	Perrigo Co. plc	45,487
34,466	Pfizer, Inc.	1,127,038
633	Regeneron Pharmaceuticals, Inc.*	394,770
2,463	Thermo Fisher Scientific, Inc.	892,443
1,609	Vertex Pharmaceuticals, Inc.*	467,109
414	Waters Corp.*	74,686
2,980	Zoetis, Inc.	408,379

		12,736,399

Real Estate – 2.8%
781	Alexandria Real Estate Equities, Inc. (REIT)	126,717

Common Stocks – (continued)
Real Estate – (continued)
2,767	American Tower Corp. (REIT)	715,380
990	Apartment Investment and Management Co. Class A (REIT)	37,264
879	AvalonBay Communities, Inc. (REIT)	135,929
917	Boston Properties, Inc. (REIT)	82,879
2,126	CBRE Group, Inc. Class A*	96,138
2,583	Crown Castle International Corp. (REIT)	432,265
1,638	Digital Realty Trust, Inc. (REIT)	232,776
2,283	Duke Realty Corp. (REIT)	80,795
542	Equinix, Inc. (REIT)	380,647
2,192	Equity Residential (REIT)	128,933
422	Essex Property Trust, Inc. (REIT)	96,710
821	Extra Space Storage, Inc. (REIT)	75,836
456	Federal Realty Investment Trust (REIT)	38,856
3,015	Healthpeak Properties, Inc. (REIT)	83,093
4,466	Host Hotels & Resorts, Inc. (REIT)	48,188
1,759	Iron Mountain, Inc. (REIT)	45,910
2,698	Kimco Realty Corp. (REIT)	34,642
708	Mid-America Apartment Communities, Inc. (REIT)	81,186
4,601	Prologis, Inc. (REIT)	429,411
937	Public Storage (REIT)	179,801
2,120	Realty Income Corp. (REIT)	126,140
1,101	Regency Centers Corp. (REIT)	50,525
695	SBA Communications Corp. (REIT)	207,054
1,912	Simon Property Group, Inc. (REIT)	130,743
531	SL Green Realty Corp. (REIT)	26,173
1,805	UDR, Inc. (REIT)	67,471
2,299	Ventas, Inc. (REIT)	84,189
1,036	Vornado Realty Trust (REIT)	39,586
2,538	Welltower, Inc. (REIT)	131,342
4,766	Weyerhaeuser Co. (REIT)	107,044

		4,533,623

Retailing – 7.9%
433	Advance Auto Parts, Inc.	61,681
2,619	Amazon.com, Inc.*	7,225,350
151	AutoZone, Inc.*	170,346
1,419	Best Buy Co., Inc.	123,836
254	Booking Holdings, Inc.*	404,454
1,005	CarMax, Inc.*	89,998
1,577	Dollar General Corp.	300,434
1,458	Dollar Tree, Inc.*	135,127
4,143	eBay, Inc.	217,300
896	Expedia Group, Inc.	73,651
1,458	Gap, Inc. (The)	18,400
888	Genuine Parts Co.	77,220
6,715	Home Depot, Inc. (The)	1,682,175
1,057	Kohl’s Corp.	21,954
1,575	L Brands, Inc.	23,578
1,999	LKQ Corp.*	52,374
4,768	Lowe’s Cos., Inc.	644,252
468	O’Reilly Automotive, Inc.*	197,342

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Retailing – (continued)
2,247	Ross Stores, Inc.	$191,534
3,144	Target Corp.	377,060
672	Tiffany & Co.	81,944
7,529	TJX Cos., Inc. (The)	380,666
727	Tractor Supply Co.	95,811
356	Ulta Beauty, Inc.*	72,418

		12,718,905

Semiconductors & Semiconductor Equipment – 4.8%
7,322	Advanced Micro Devices, Inc.*	385,210
2,283	Analog Devices, Inc.	279,987
5,774	Applied Materials, Inc.	349,038
2,469	Broadcom, Inc.	779,241
26,560	Intel Corp.	1,589,085
994	KLA Corp.	193,313
905	Lam Research Corp.	292,731
1,713	Maxim Integrated Products, Inc.	103,825
1,506	Microchip Technology, Inc.	158,597
6,893	Micron Technology, Inc.*	355,127
3,859	NVIDIA Corp.	1,466,073
713	Qorvo, Inc.*	78,808
7,105	QUALCOMM, Inc.	648,047
1,061	Skyworks Solutions, Inc.	135,660
5,719	Texas Instruments, Inc.	726,141
1,550	Xilinx, Inc.	152,505

		7,693,388

Software & Services – 15.0%
3,953	Accenture plc Class A	848,788
3,018	Adobe, Inc.*	1,313,766
994	Akamai Technologies, Inc.*	106,447
534	ANSYS, Inc.*	155,784
1,372	Autodesk, Inc.*	328,169
2,687	Automatic Data Processing, Inc.	400,067
702	Broadridge Financial Solutions, Inc.	88,585
1,745	Cadence Design Systems, Inc.*	167,450
728	Citrix Systems, Inc.	107,678
3,403	Cognizant Technology Solutions Corp. Class A	193,358
1,690	DXC Technology Co.	27,885
3,852	Fidelity National Information Services, Inc.	516,515
3,573	Fiserv, Inc.*	348,796
548	FleetCor Technologies, Inc.*	137,838
882	Fortinet, Inc.*	121,072
569	Gartner, Inc.*	69,037
1,866	Global Payments, Inc.	316,511
5,532	International Business Machines Corp.	668,100
1,631	Intuit, Inc.	483,086
486	Jack Henry & Associates, Inc.	89,439
834	Leidos Holdings, Inc.	78,121
5,537	Mastercard, Inc. Class A	1,637,291
47,403	Microsoft Corp.	9,646,985
3,543	NortonLifeLock, Inc.	70,258
13,056	Oracle Corp.	721,605

Common Stocks – (continued)
Software & Services – (continued)
1,970	Paychex, Inc.	149,228
302	Paycom Software, Inc.*	93,538
7,319	PayPal Holdings, Inc.*	1,275,189
5,652	salesforce.com, Inc.*	1,058,789
1,181	ServiceNow, Inc.*	478,376
931	Synopsys, Inc.*	181,545
249	Tyler Technologies, Inc.*	86,373
638	VeriSign, Inc.*	131,958
10,583	Visa, Inc. Class A	2,044,318
2,511	Western Union Co. (The)	54,288

		24,196,233

Technology Hardware & Equipment – 7.5%
1,833	Amphenol Corp. Class A	175,620
25,468	Apple, Inc.	9,290,726
341	Arista Networks, Inc.*	71,620
891	CDW Corp.	103,516
26,445	Cisco Systems, Inc.	1,233,395
4,727	Corning, Inc.	122,429
368	F5 Networks, Inc.*	51,329
802	FLIR Systems, Inc.	32,537
8,207	Hewlett Packard Enterprise Co.	79,854
9,300	HP, Inc.	162,099
209	IPG Photonics Corp.*	33,522
2,099	Juniper Networks, Inc.	47,983
1,165	Keysight Technologies, Inc.*	117,409
1,061	Motorola Solutions, Inc.	148,678
1,453	NetApp, Inc.	64,470
1,454	Seagate Technology plc	70,388
2,099	TE Connectivity Ltd.	171,173
1,914	Western Digital Corp.	84,503
1,161	Xerox Holdings Corp.	17,752
336	Zebra Technologies Corp. Class A*	85,999

		12,165,002

Telecommunication Services – 2.0%
44,695	AT&T, Inc.	1,351,130
6,293	CenturyLink, Inc.	63,119
3,448	T-Mobile US, Inc.*	359,109
25,764	Verizon Communications, Inc.	1,420,369

		3,193,727

Transportation – 1.7%
699	Alaska Air Group, Inc.	25,346
2,591	American Airlines Group, Inc.(a)	33,864
843	CH Robinson Worldwide, Inc.	66,648
4,877	CSX Corp.	340,122
3,561	Delta Air Lines, Inc.	99,886
1,055	Expeditors International of Washington, Inc.	80,222
1,515	FedEx Corp.	212,433
518	JB Hunt Transport Services, Inc.	62,336
624	Kansas City Southern	93,157
1,622	Norfolk Southern Corp.	284,775
601	Old Dominion Freight Line, Inc.	101,924

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Transportation – (continued)
3,099	Southwest Airlines Co.	$105,924
4,228	Union Pacific Corp.	714,828
1,448	United Airlines Holdings, Inc.*	50,115
4,384	United Parcel Service, Inc. Class B	487,413

		2,758,993

Utilities – 3.0%
4,243	AES Corp. (The)	61,481
1,551	Alliant Energy Corp.	74,200
1,555	Ameren Corp.	109,410
3,056	American Electric Power Co., Inc.	243,380
1,123	American Water Works Co., Inc.	144,485
741	Atmos Energy Corp.	73,789
3,042	CenterPoint Energy, Inc.	56,794
1,809	CMS Energy Corp.	105,682
2,052	Consolidated Edison, Inc.	147,600
5,113	Dominion Energy, Inc.	415,073
1,224	DTE Energy Co.	131,580
4,526	Duke Energy Corp.	361,582
2,210	Edison International	120,025
1,269	Entergy Corp.	119,045
1,465	Evergy, Inc.	86,860
2,040	Eversource Energy	169,871
6,128	Exelon Corp.	222,385
3,330	FirstEnergy Corp.	129,137
3,042	NextEra Energy, Inc.	730,597
2,370	NiSource, Inc.	53,894
1,628	NRG Energy, Inc.	53,008
731	Pinnacle West Capital Corp.	53,575
4,875	PPL Corp.	125,970
3,189	Public Service Enterprise Group, Inc.	156,771
1,745	Sempra Energy	204,566
6,509	Southern Co. (The)	337,492
1,993	WEC Energy Group, Inc.	174,686
3,275	Xcel Energy, Inc.	204,688

		4,867,626

TOTAL COMMON STOCKS
(Cost $53,333,421)		$160,288,057

Units	Description	Expiration Month	Value

Right* – 0.0%
Telecommunication Services – 0.0%
2,398	T-Mobile US, Inc.	07/2020	$403
(Cost $11,510)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $53,344,931)			$160,288,460

Securities Lending Reinvestment Vehicle(b) – 0.1%
Goldman Sachs Financial Square Government Fund — Institutional Shares
172,563	0.155%		$172,563
(Cost $172,563)

TOTAL INVESTMENTS – 99.2%
(Cost $53,517,494)			$160,461,023

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%			1,241,211

NET ASSETS – 100.0%			$161,702,234

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:

S&P 500 E-Mini Index	10	09/18/2020	$1,545,100	$33,227

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

June 30, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – 96.6%
Banks – 0.7%
4,843	First Republic Bank	$513,310

Capital Goods – 6.8%
3,949	AMETEK, Inc.	352,922
11,003	Graco, Inc.	528,034
3,620	HEICO Corp.	360,733
4,585	IDEX Corp.	724,614
6,733	Rockwell Automation, Inc.	1,434,129
4,982	Trane Technologies plc	443,298
1,080	WW Grainger, Inc.	339,293
10,719	Xylem, Inc.	696,306

		4,879,329

Commercial & Professional Services – 5.4%
1,809	Cintas Corp.	481,845
4,264	Copart, Inc.*	355,064
509	CoStar Group, Inc.*	361,731
12,356	TransUnion	1,075,466
9,640	Verisk Analytics, Inc.	1,640,728

		3,914,834

Consumer Durables & Apparel – 2.7%
6,282	Lululemon Athletica, Inc.*	1,960,047

Consumer Services – 4.4%
3,121	Bright Horizons Family Solutions, Inc.*	365,781
3,364	Chegg, Inc.*	226,263
857	Chipotle Mexican Grill, Inc.*	901,873
5,087	Choice Hotels International, Inc.	401,364
3,028	Wingstop, Inc.	420,801
7,553	Wynn Resorts Ltd.	562,623
3,266	Yum! Brands, Inc.	283,848

		3,162,553

Diversified Financials – 4.1%
21,329	Discover Financial Services	1,068,369
2,479	MarketAxess Holdings, Inc.	1,241,781
1,867	MSCI, Inc.	623,242

		2,933,392

Energy – 1.4%
21,669	Cheniere Energy, Inc.*	1,047,046

Food & Staples Retailing – 0.8%
14,597	Grocery Outlet Holding Corp.*	595,558

Food, Beverage & Tobacco – 1.9%
4,043	Lamb Weston Holdings, Inc.	258,469
6,211	McCormick & Co., Inc. (Non-Voting)	1,114,316

		1,372,785

Health Care Equipment & Services – 9.8%
1,418	Align Technology, Inc.*	389,156
10,128	Boston Scientific Corp.*	355,594
5,723	Centene Corp.*	363,697
2,002	Cooper Cos., Inc. (The)	567,847
5,513	Guardant Health, Inc.*	447,270
2,240	IDEXX Laboratories, Inc.*	739,558

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
4,517	Insulet Corp.*	877,472
6,483	Veeva Systems, Inc. Class A*	1,519,745
4,474	West Pharmaceutical Services, Inc.	1,016,359
6,890	Zimmer Biomet Holdings, Inc.	822,390

		7,099,088

Household & Personal Products – 1.4%
13,154	Church & Dwight Co., Inc.	1,016,804

Materials – 3.1%
19,123	Ball Corp.	1,328,857
4,528	Martin Marietta Materials, Inc.	935,349

		2,264,206

Media & Entertainment – 4.4%
1,137	IAC/interactivecorp*	367,706
9,745	Live Nation Entertainment, Inc.*	431,996
8,532	Match Group, Inc.*	913,350
30,936	Snap, Inc. Class A*	726,687
2,758	Spotify Technology SA*	712,088

		3,151,827

Pharmaceuticals, Biotechnology & Life Sciences – 10.7%
13,774	Adaptive Biotechnologies Corp.*	666,386
10,645	Agios Pharmaceuticals, Inc.*	569,295
9,346	BioMarin Pharmaceutical, Inc.*	1,152,736
14,042	Catalent, Inc.*	1,029,279
6,474	Exact Sciences Corp.*	562,849
12,223	Immunomedics, Inc.*	433,183
1,206	Mettler-Toledo International, Inc.*	971,493
6,915	Moderna, Inc.*	444,012
5,006	Neurocrine Biosciences, Inc.*	610,732
4,016	Sarepta Therapeutics, Inc.*	643,925
3,679	Seattle Genetics, Inc.*	625,136

		7,709,026

Real Estate Investment Trusts – 0.8%
8,829	Equity LifeStyle Properties, Inc.	551,636

Retailing – 6.7%
3,675	Burlington Stores, Inc.*	723,718
1,861	Dollar General Corp.	354,539
812	MercadoLibre, Inc.*	800,445
3,888	O’Reilly Automotive, Inc.*	1,639,453
4,018	Ross Stores, Inc.	342,494
4,752	Ulta Beauty, Inc.*	966,652

		4,827,301

Semiconductors & Semiconductor Equipment – 5.6%
3,456	Analog Devices, Inc.	423,844
1,981	Lam Research Corp.	640,774
14,654	Marvell Technology Group Ltd.	513,769
5,654	Microchip Technology, Inc.	595,423
7,779	MKS Instruments, Inc.	880,894
10,025	Xilinx, Inc.	986,360

		4,041,064

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shares			Description	Value

Common Stocks – (continued)
Software & Services – 21.4%
	4,243		Akamai Technologies, Inc.*	$454,383
	11,571		Anaplan, Inc.*	524,282
	2,518		ANSYS, Inc.*	734,576
	1,975		Atlassian Corp. plc Class A*	356,033
	2,878		Avalara, Inc.*	383,033
	9,114		Booz Allen Hamilton Holding Corp.	708,978
	14,972		Cadence Design Systems, Inc.*	1,436,713
	3,667		Coupa Software, Inc.*	1,015,906
	9,111		DocuSign, Inc.*	1,569,005
	12,173		Dynatrace, Inc.*	494,224
	4,622		HubSpot, Inc.*	1,036,946
	4,572		Okta, Inc.*	915,451
	5,807		Palo Alto Networks, Inc.*	1,333,694
	1,581		Paycom Software, Inc.*	489,683
	2,404		RingCentral, Inc. Class A*	685,164
	7,781		Splunk, Inc.*	1,546,085
	3,496		Square, Inc. Class A*	366,870
	4,511		Twilio, Inc. Class A*	989,804
	2,551		WEX, Inc.*	420,940

				15,461,770

Technology Hardware & Equipment – 3.3%
	13,203		Amphenol Corp. Class A	1,264,979
	4,388		Motorola Solutions, Inc.	614,891
	12,813		National Instruments Corp.	495,991

				2,375,861

Transportation – 1.2%
	5,158		Old Dominion Freight Line, Inc.	874,745

	TOTAL COMMON STOCKS
	(Cost $54,496,533)			$69,752,182

Shares		Dividend Rate		Value

Investment Company(a) – 3.6%
Goldman Sachs Financial Square Government Fund — Institutional Shares
2,576,120		0.155%		$2,576,120
(Cost $2,576,120)

TOTAL INVESTMENTS – 100.2%
(Cost $57,072,653)				$72,328,302

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%				(131,754)

NET ASSETS – 100.0%				$72,196,548

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

June 30, 2020 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – 2.5%
Adjustable Rate FHLMC(a) – 0.8%
$77,605	3.461%	05/01/2035	$81,642
16,643	4.250	09/01/2035	17,350
100,651	3.649	12/01/2036	105,469
110,671	4.180	04/01/2037	116,736
121,049	3.925	01/01/2038	127,457
134,377	4.157	01/01/2038	140,184

			588,838

Adjustable Rate FNMA(a) – 1.1%
36,463	2.387	05/01/2033	37,729
69,655	2.708	05/01/2035	72,855
239,130	3.356	06/01/2035	250,176
262,459	3.780	11/01/2035	272,813
43,804	3.763	12/01/2035	45,833
123,498	3.911	03/01/2037	130,325

			809,731

Adjustable Rate GNMA(a) – 0.2%
155,290	3.875	04/20/2033	159,628

Agency Multi-Family – 0.4%
FNMA
17,884	3.477	10/01/2020	17,922
23,124	3.715	12/01/2020	23,228
155,626	3.795	12/01/2020	156,180
73,583	4.342	06/01/2021	74,990

			272,320

TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,851,364)			$1,830,517

Collateralized Mortgage Obligations(a) – 26.6%
Agency Multi-Family(b) – 0.9%
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series J15L, Class AFL
$171,011	0.533%	08/25/2025	$168,062
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KF32, Class A
441,287	0.552	05/25/2024	441,882
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KS02, Class A
48,213	0.563	08/25/2023	48,166

			658,110

Regular Floater – 25.7%
FHLMC REMIC Series 3049, Class FP
145,234	0.535	10/15/2035	145,177
FHLMC REMIC Series 3208, Class FB(b)
84,011	0.585	08/15/2036	84,171
FHLMC REMIC Series 3208, Class FD(b)
125,177	0.585	08/15/2036	125,414
FHLMC REMIC Series 3208, Class FG(b)
504,067	0.585	08/15/2036	505,024
FHLMC REMIC Series 3307, Class FT
785,970	0.425	07/15/2034	784,540

Collateralized Mortgage Obligations(a) – (continued)
Regular Floater – (continued)
FHLMC REMIC Series 3311, Class KF
1,418,584	0.525	05/15/2037	1,419,046
FHLMC REMIC Series 3371, Class FA(b)
318,810	0.785	09/15/2037	321,965
FHLMC REMIC Series 4068, Class UF
1,974,146	0.685	06/15/2042	1,976,538
FHLMC REMIC Series 4174, Class FB(b)
469,441	0.485	05/15/2039	468,286
FHLMC REMIC Series 4320, Class FD
275,912	0.585	07/15/2039	276,345
FHLMC REMIC Series 4477, Class FG
314,271	0.670	10/15/2040	313,007
FHLMC REMIC Series 4508, Class CF
259,263	0.585	09/15/2045	259,919
FHLMC REMIC Series 4631, Class GF
1,659,842	0.685	11/15/2046	1,665,981
FHLMC REMIC Series 4637, Class QF
1,510,105	1.173	04/15/2044	1,490,822
FNMA REMIC Series 2006-82, Class F
106,777	0.754	09/25/2036	107,541
FNMA REMIC Series 2006-96, Class FA
415,858	0.484	10/25/2036	415,380
FNMA REMIC Series 2007-33, Class HF
75,646	0.534	04/25/2037	75,569
FNMA REMIC Series 2007-36, Class F
118,621	0.415	04/25/2037	118,124
FNMA REMIC Series 2007-85, Class FC
321,253	0.725	09/25/2037	323,760
FNMA REMIC Series 2008-8, Class FB
265,326	1.005	02/25/2038	268,457
FNMA REMIC Series 2011-63, Class FG
282,269	0.635	07/25/2041	283,345
FNMA REMIC Series 2012-35, Class QF
909,918	0.585	04/25/2042	912,036
FNMA REMIC Series 2016-1, Class FT
829,427	0.534	02/25/2046	829,427
FNMA REMIC Series 2017-45, Class FA
455,953	0.690	06/25/2047	454,020
FNMA REMIC Series 2017-96, Class FC
953,530	0.585	12/25/2057	955,394
FNMA REMIC Series 2018-60, Class FK
2,991,064	0.484	08/25/2048	2,980,632
GNMA REMIC Series 2005-48, Class AF(b)
425,088	0.390	06/20/2035	422,778
GNMA REMIC Series 2012-98, Class FA(b)
382,848	0.590	08/20/2042	384,950
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A(b)
60,623	0.624	10/07/2020	60,369
NCUA Guaranteed Notes Trust Series 2010-R2, Class 2A(b)
208,660	0.644	11/05/2020	207,518

			18,635,535

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $19,310,539)			$19,293,645

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Government Agency Security(a) – 2.1%
FFCB
$1,500,000	(SOFR + 0.17%), 0.250%	03/15/2022	$1,498,838
(Cost $1,500,000)

Asset-Backed Securities(b) – 26.6%
Automobile – 4.1%
Ally Master Owner Trust Series 2018-1, Class A2
$800,000	2.700%	01/17/2023	$806,942
Chesapeake Funding II LLC Series 2017-3A, Class A2(a)(c)
122,543	0.525	08/15/2029	122,229
GMF Floorplan Owner Revolving Trust Series 2017-2, Class A2(a)(c)
900,000	0.615	07/15/2022	899,985
Nissan Master Owner Trust Receivables Series 2017-C, Class A(a)
300,000	0.505	10/17/2022	299,808
Nissan Master Owner Trust Receivables Series 2019-A, Class A(a)
850,000	0.745	02/15/2024	844,645

			2,973,609

Collateralized Loan Obligations(a)(c) – 7.8%
Benefit Street Partners CLO VII Ltd. Series 2015-VIIA, Class A1AR
764,647	1.915	07/18/2027	758,926
Bowman Park CLO Ltd. Series 2014-1A, Class AR
72,895	1.538	11/23/2025	72,874
California Street CLO XII Ltd. Series 2013-12A, Class AR
122,941	2.249	10/15/2025	122,450
CBAM Ltd. Series 2018-5A, Class A
1,100,000	2.155	04/17/2031	1,071,367
Cutwater Ltd. Series 2014-1A, Class A1AR
127,607	2.469	07/15/2026	126,275
Dryden 64 CLO Ltd. Series 2018-64A, Class A
600,000	2.105	04/18/2031	582,668
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R
5,661	2.265	04/18/2026	5,657
LCM XX LP Series 20A, Class AR
700,000	2.175	10/20/2027	689,258
Madison Park Funding XXX Ltd. Series 2018-30A, Class A
1,100,000	1.969	04/15/2029	1,073,130
Parallel Ltd. Series 2015-1A, Class AR
202,741	1.985	07/20/2027	200,005
Pikes Peak CLO 2 Series 2018-2A, Class A
800,000	2.425	01/18/2032	782,551
Trinitas CLO II Ltd. Series 2014-2A, Class A1R
55,398	2.399	07/15/2026	55,178
WhiteHorse IX Ltd. Series 2014-9A, Class AR
92,986	2.295	07/17/2026	92,601

			5,632,940

Credit Card(a) – 4.5%
Citibank Credit Card Issuance Trust Series 2017-A5, Class A5
1,400,000	0.810	04/22/2026	1,408,454

Asset-Backed Securities(b) – (continued)
Credit Card(a) – (continued)
Citibank Credit Card Issuance Trust Series 2017-A7, Class A7
500,000	0.545	08/08/2024	501,966
Evergreen Credit Card Trust Series 2019-1, Class A(c)
1,000,000	0.665	01/15/2023	1,000,993
Golden Credit Card Trust Series 2019-1A, Class A(c)
350,000	0.635	12/15/2022	350,198

			3,261,611

Student Loans(a) – 10.2%
Academic Loan Funding Trust Series 2013-1A, Class A(c)
359,585	0.984	12/26/2044	335,179
Access Group, Inc. Series 2015-1, Class A(c)
137,277	0.884	07/25/2056	134,129
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
343,404	0.984	02/25/2041	332,968
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
613,308	1.159	02/25/2030	596,143
Edsouth Indenture No. 4 LLC Series 2013-1, Class A(c)
89,059	0.754	02/26/2029	85,531
Edsouth Indenture No. 5 LLC Series 2014-1, Class A(c)
155,823	0.884	02/25/2039	149,283
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c)
35,801	0.984	06/25/2026	35,709
Educational Funding of the South, Inc. Series 2011-1, Class A2
297,050	1.641	04/25/2035	287,215
Educational Funding of the South, Inc. Series 2012-1, Class A
221,850	1.235	03/25/2036	215,025
Higher Education Funding I Series 2014-1, Class A(c)
237,544	1.410	05/25/2034	226,197
Illinois Student Assistance Commission Series 2010-1, Class A3
156,455	1.891	07/25/2045	151,926
Kentucky Higher Education Student Loan Corp. Series 2013-2, Class A1
469,410	0.773	09/01/2028	458,431
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
452,413	0.923	12/01/2031	435,375
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
383,564	1.190	05/20/2030	378,414
Navient Student Loan Trust Series 2016-7A, Class A(c)
113,470	1.334	03/25/2066	110,761
Nelnet Student Loan Trust Series 2006-1, Class A5
120,620	0.470	08/23/2027	119,973
Nelnet Student Loan Trust Series 2013-5A, Class A(c)
61,962	0.815	01/25/2037	59,000
Nelnet Student Loan Trust Series 2014-3A, Class A(c)
511,601	0.765	06/25/2041	469,215
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3
164,965	1.841	10/25/2037	155,910

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(b) – (continued)
Student Loans(a) – (continued)
Pennsylvania Higher Education Assistance Agency Series 2006-1, Class A3
$373,547	1.131%	10/25/2035	$346,592
Scholar Funding Trust Series 2010-A, Class A(c)
195,609	1.637	10/28/2041	179,590
Scholar Funding Trust Series 2011-A, Class A(c)
166,475	1.787	10/28/2043	153,795
SLM Student Loan Trust Series 2005-5, Class A4
677,368	1.131	10/25/2028	657,394
SLM Student Loan Trust Series 2007-1, Class A5
397,498	1.081	01/26/2026	394,177
SLM Student Loan Trust Series 2008-5, Class A4
55,143	2.691	07/25/2023	54,245
SLM Student Loan Trust Series 2012-3, Class A
682,777	0.835	12/27/2038	651,888
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2
27,023	2.280	10/01/2024	26,516
Utah State Board of Regents Series 2015-1, Class A
241,375	0.768	02/25/2043	225,865

			7,426,446

TOTAL ASSET-BACKED SECURITIES (Cost $19,636,420)			$19,294,606

Supranational(a) – 3.5%
European Investment Bank(c)
$1,530,000	(SOFR + 0.29%), 0.370%	06/10/2022	$1,529,524
International Bank for Reconstruction & Development
1,000,000	(SOFR + 0.22%), 0.300	08/21/2020	999,882

TOTAL SUPRANATIONAL (Cost $2,530,000)			$2,529,406

Municipal Bond(a)(b)(c) – 0.1%
New York – 0.1%
Freddie Mac Multifamily ML Certificates RB Pass Through Series 2017 A
$95,152	(1 Mo. LIBOR + 0.50%), 0.680%	01/25/2033	$96,380
(Cost $95,151)

U.S. Treasury Obligations – 34.6%
U.S. Treasury Bonds
$220,000	3.750%	11/15/2043	$327,353
170,000	3.375	05/15/2044	240,364
U.S. Treasury Inflation Linked Notes
1,304,445	0.125	07/15/2022	1,335,401

U.S. Treasury Obligations – (continued)
U.S. Treasury Notes
2,300,000	(3 Mo. U.S. T-Bill MMY + 0.04%), 0.193%(a)	07/31/2020	2,300,060
4,900,000	(3 Mo. U.S. T-Bill MMY + 0.05%), 0.195(a)	10/31/2020	4,900,515
13,400,000	(3 Mo. U.S. T-Bill MMY + 0.22%), 0.370(a)	07/31/2021	13,423,928
310,000	2.875	10/15/2021	320,790
600,000	(3 Mo. U.S. T-Bill MMY + 0.15%), 0.304(a)	01/31/2022	600,809
120,000	1.875	02/28/2022	123,403
20,000	2.750	04/30/2023	21,453
920,000	2.875	10/31/2023	1,001,938
140,000	2.875	05/31/2025	157,631
10,000	3.000	09/30/2025	11,392
250,000	2.125	05/31/2026	275,235
20,000	1.375	08/31/2026	21,156

TOTAL U.S. TREASURY OBLIGATIONS (Cost $24,795,009)			$25,061,428

Shares	Dividend Rate		Value

Investment Company(d) – 9.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,647,869	0.155%		$6,647,869
(Cost $6,647,869)

TOTAL INVESTMENTS – 105.2%
(Cost $76,366,352)			$76,252,689

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.2)%			(3,792,082)

NET ASSETS – 100.0%			$72,460,607

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on June 30, 2020.

(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Represents an Affiliated Issuer.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Investment Abbreviations:
FFCB	—Federal Farm Credit Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MMY	—Money Market Yield
Mo.	—Month
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill
U.S.	—United States

Currency Abbreviation:
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10 Year Ultra Note	3	09/21/2020	$472,313	$2,251

Total				$2,251
Short position contracts:
U.S. Treasury 2 Year Note	(9)	09/30/2020	$(1,987,383)	$(648)
U.S. Treasury 5 Year Note	(30)	09/30/2020	(3,772,031)	(8,711)
U.S. Treasury 10 Year Note	(8)	09/21/2020	(1,113,125)	(2,417)
U.S. Treasury Long Bond	(7)	09/21/2020	(1,249,500)	(7,600)
U.S. Treasury Ultra Bond	(1)	09/21/2020	(218,094)	(495)

Total				$(19,871)

Total Futures Contracts				$(17,620)

SWAP CONTRACTS — At June 30, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)(b)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1 Month LIBOR	3 Month LIBOR	07/25/2024	USD	1,300	$169	$30	$139

(a)	Payments made quarterly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2020.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

June 30, 2020 (Unaudited)

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Assets:
Investments in unaffiliated issuers, at value (cost $68,092,766, $53,143,887, $54,496,533 and $69,718,483)(a)	$70,871,079	$159,908,437	$69,752,182	$69,604,820
Investments in affiliated issuers, at value (cost $5,440,087, $201,044, $2,576,120 and $6,647,869)	5,440,087	380,023	2,576,120	6,647,869
Investments in affiliated securities lending reinvestment vehicle, at value (cost $0, $172,563, $0 and $0)	—	172,563	—	—
Cash	946,213	1,307,657	91,994	1,124,705
Foreign currencies, at value (cost $67,795, $0, $0 and $0)	70,540	—	—	—
Receivables:
Investments sold on an extended-settlement basis	5,260,313	—	—	25,590
Collateral on certain derivative contracts(b)	789,645	120,000	—	85,488
Interest and dividends	376,905	126,596	14,352	71,049
Reimbursement from investment adviser	26,997	25,216	21,161	21,660
Fund shares sold	2,787	18,994	1,610	25,475
Investments sold	—	—	262,858	—
Securities lending income	—	394	—	—
Unrealized gain on forward foreign currency exchange contracts	107,463	—	—	—
Unrealized gain on swap contracts	16,521	—	—	—
Variation margin on futures	—	21,250	—	—
Variation margin on swaps	—	—	—	13

Total assets	83,908,550	162,081,130	72,720,277	77,606,669

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	106,104	—	—	—
Written options, at value (premiums received $22,193, $0, $0 and $0)	22,885	—	—	—
Variation margin on swaps	19,276	—	—	—
Variation margin on futures	14,708	—	—	2,652
Payables:
Investments purchased on an extended-settlement basis	20,564,600	—	—	4,966,070
Fund shares redeemed	257,595	12,258	13,060	68,781
Upfront payments received on swap contracts	57,346	—	—	—
Management fees	19,763	27,939	48,600	17,179
Distribution and Service fees and Transfer Agency fees	8,672	35,922	10,568	15,406
Investments purchased	—	—	353,364	—
Payable upon return of securities loaned	—	172,563	—	—
Accrued expenses	73,754	130,214	98,137	75,974

Total liabilities	21,144,703	378,896	523,729	5,146,062

Net Assets:
Paid-in capital	59,692,338	50,084,021	49,017,169	74,347,011
Total distributable earnings (loss)	3,071,509	111,618,213	23,179,379	(1,886,404)

NET ASSETS	$62,763,847	$161,702,234	$72,196,548	$72,460,607
Net Assets:
Institutional	$25,257,700	$—	$109,096	$4,989,245
Service	37,506,147	161,702,234	72,087,452	62,693,494
Advisor	—	—	—	4,777,868

Total Net Assets	$62,763,847	$161,702,234	$72,196,548	$72,460,607
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	2,204,723	—	8,651	484,841
Service	3,273,277	9,555,122	5,980,402	6,104,411
Advisor	—	—	—	464,745
Net asset value, offering and redemption price per share:
Institutional	$11.46	—	$12.61	$10.29
Service	11.46	16.92	12.05	10.27
Advisor	—	—	—	10.28

(a) Includes loaned securities having a market value of $166,908 for the Equity Index Fund.

(b) Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Swaps
Core Fixed Income	$210,000	$253,009	$326,636
Equity Index	—	120,000	—
High Quality Floating Rate	—	85,448	40

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the six months ended June 30, 2020 (Unaudited)

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Investment income:
Interest	$637,986	$—	$—	$514,943
Dividends — affiliated issuers	7,535	5,089	5,501	25,714
Dividends — unaffiliated issuers	—	1,639,281	187,740	—
Securities lending income — affiliated issuer	—	754	150	—

Total investment income	645,521	1,645,124	193,391	540,657

Expenses:
Management fees	114,774	240,960	286,812	118,138
Professional fees	58,526	45,232	45,232	52,664
Distribution and Service fees(a)	46,787	200,800	82,299	93,252
Custody, accounting and administrative services	37,340	31,877	29,044	31,433
Printing and mailing costs	36,101	55,504	30,685	30,853
Trustee fees	9,436	9,545	9,453	9,461
Transfer Agency fees(a)	5,738	16,063	6,593	7,621
Other	3,078	8,151	2,655	2,153

Total expenses	311,780	608,132	492,773	345,575

Less — expense reductions	(147,623)	(221,225)	(159,736)	(122,060)

Net expenses	164,157	386,907	333,037	223,515

NET INVESTMENT INCOME (LOSS)	481,364	1,258,217	(139,646)	317,142

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	636,942	6,511,228	7,478,527	(37,187)
Investments — affiliated issuers	—	17,905	—	—
Futures contracts	1,167,726	(55,513)	—	(243,833)
Purchased options	14,001	—	—	—
Swap contracts	(85,943)	—	—	(70,972)
Forward foreign currency exchange contracts	6,514	—	—	—
Foreign currency transactions	(2,483)	—	—	—
Written options	(670)	—	—	—
Net change in unrealized gain (loss) on:
Investments — affiliated issuers	—	(86,838)	—	—
Investments — unaffiliated issuers	1,548,331	(14,237,189)	(2,577,389)	(84,086)
Futures contracts	177,950	12,055	—	(67,943)
Purchased options	2,525	—	—	—
Swap contracts	(73,211)	—	—	148
Forward foreign currency exchange contracts	40,098	—	—	—
Foreign currency translation	1,944	—	—	—
Written options	(3,335)	—	—	—

Net realized and unrealized gain (loss)	3,430,389	(7,838,352)	4,901,138	(503,873)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,911,753	$(6,580,135)	$4,761,492	$(186,731)

(a) Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees		Transfer Agency Fees
Fund	Service	Advisor	Institutional	Service	Advisor
Core Fixed Income	$46,787	N/A	$1,995	$3,743	N/A
Equity Index	200,800	N/A	N/A	16,063	N/A
Growth Opportunities	82,299	N/A	9	6,584	N/A
High Quality Floating Rate	82,202	$11,050	493	6,576	$552

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund		Equity Index Fund
	For the Six Months Ended June 30, 2020 (Unaudited)	For the Fiscal Year Ended December 31, 2019	For the Six Months Ended June 30, 2020 (Unaudited)	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income	$481,364	$1,022,839	$1,258,217	$2,531,854
Net realized gain	1,736,087	1,194,506	6,473,620	11,604,572
Net change in unrealized gain (loss)	1,694,302	1,374,149	(14,311,972)	31,157,396

Net increase (decrease) in net assets resulting from operations	3,911,753	3,591,494	(6,580,135)	45,293,822

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(292,966)	(194,059)	—	—
Service Shares	(476,547)	(941,156)	—	(13,028,301)

Total distributions to shareholders	(769,513)	(1,135,215)	—	(13,028,301)

From share transactions:
Proceeds from sales of shares	9,456,153	16,196,196	2,048,164	2,326,474
Reinvestment of distributions	769,513	1,135,215	—	13,028,301
Cost of shares redeemed	(5,548,861)	(3,916,341)	(13,307,807)	(23,176,553)

Net increase (decrease) in net assets resulting from share transactions	4,676,805	13,415,070	(11,259,643)	(7,821,778)

TOTAL INCREASE (DECREASE)	7,819,045	15,871,349	(17,839,778)	24,443,743

Net Assets:

Beginning of period	54,944,802	39,073,453	179,542,012	155,098,269

End of period	$62,763,847	$54,944,802	$161,702,234	$179,542,012

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets (continued)

	Growth Opportunities Fund		High Quality Floating Rate Fund
	For the Six Months Ended June 30, 2020 (Unaudited)	For the Fiscal Year Ended December 31, 2019	For the Six Months Ended June 30, 2020 (Unaudited)	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income (loss)	$(139,646)	$(198,140)	$317,142	$1,640,507
Net realized gain (loss)	7,478,527	12,665,789	(351,992)	(156,295)
Net change in unrealized gain (loss)	(2,577,389)	7,849,468	(151,881)	164,041

Net increase (decrease) in net assets resulting from operations	4,761,492	20,317,117	(186,731)	1,648,253

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(16,254)	(37,409)	(76,241)
Service Shares	—	(14,062,222)	(420,723)	(1,495,755)
Advisor Shares	—	—	(28,527)	(131,008)

Total distributions to shareholders	—	(14,078,476)	(486,659)	(1,703,004)

From share transactions:
Proceeds from sales of shares	6,514,275	8,229,475	4,901,290	10,613,133
Reinvestment of distributions	—	14,078,476	486,659	1,703,004
Cost of shares redeemed	(12,579,078)	(15,016,361)	(13,558,825)	(13,250,898)

Net increase (decrease) in net assets resulting from share transactions	(6,064,803)	7,291,590	(8,170,876)	(934,761)

TOTAL INCREASE (DECREASE)	(1,303,311)	13,530,231	(8,844,266)	(989,512)

Net Assets:

Beginning of period	73,499,859	59,969,628	81,304,873	82,294,385

End of period	$72,196,548	$73,499,859	$72,460,607	$81,304,873

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Institutional Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$10.85		$10.20	$10.66	$10.61	$10.53	$10.75

Net investment income(a)	0.10		0.26	0.29	0.23	0.24	0.27

Net realized and unrealized gain (loss)	0.67		0.69	(0.37)	0.13	0.08	(0.20)

Total from investment operations	0.77		0.95	(0.08)	0.36	0.32	0.07

Distributions to shareholders from net investment income	(0.16)		(0.30)	(0.38)	(0.31)	(0.24)	(0.29)

Net asset value, end of period	$11.46		$10.85	$10.20	$10.66	$10.61	$10.53

Total return(b)	7.11%		9.28%	(0.58)%	3.40%	2.98%	0.60%

Net assets, end of period (in 000s)	$25,258		$17,421	$2,657	$241	$90	$26

Ratio of net expenses to average net assets	0.41	%(c)	0.44%	0.42%	0.42%	0.43%	0.42%

Ratio of total expenses to average net assets	0.93	%(c)	1.08%	1.06%	0.65%	0.65%	0.74%

Ratio of net investment income to average net assets	1.82	%(c)	2.41%	2.88%	2.18%	2.28%	2.53%

Portfolio turnover rate(d)	267%		556%	406%	229%	329%	376%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Service Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$10.85		$10.21	$10.65	$10.60	$10.53	$10.76

Net investment income(a)	0.09		0.25	0.25	0.21	0.22	0.24

Net realized and unrealized gain (loss)	0.66		0.66	(0.34)	0.12	0.07	(0.21)

Total from investment operations	0.75		0.91	(0.09)	0.33	0.29	0.03

Distributions to shareholders from net investment income	(0.14)		(0.27)	(0.35)	(0.28)	(0.22)	(0.26)

Net asset value, end of period	$11.46		$10.85	$10.21	$10.65	$10.60	$10.53

Total return(b)	6.98%		9.00%	(0.83)%	3.14%	2.70%	0.27%

Net assets, end of period (in 000s)	$37,506		$37,524	$36,416	$108,948	$110,476	$104,924

Ratio of net expenses to average net assets	0.66	%(c)	0.68%	0.67%	0.67%	0.67%	0.67%

Ratio of total expenses to average net assets	1.17	%(c)	1.35%	1.18%	0.90%	0.91%	0.99%

Ratio of net investment income to average net assets	1.60	%(c)	2.33%	2.46%	1.95%	2.05%	2.27%

Portfolio turnover rate(d)	267%		556%	406%	229%	329%	376%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Equity Index Fund
	Service Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$17.50		$14.43	$16.60	$14.49	$13.91	$14.91

Net investment income(a)	0.13		0.25	0.25	0.24	0.25	0.32

Net realized and unrealized gain (loss)	(0.71)		4.18	(1.04)	2.85	1.35	(0.18)

Total from investment operations	(0.58)		4.43	(0.79)	3.09	1.60	0.14

Distributions to shareholders from net investment income	—		(0.26)	(0.27)	(0.26)	(0.33)	(0.28)

Distributions to shareholders from net realized gains	—		(1.10)	(1.11)	(0.72)	(0.69)	(0.86)

Total distributions	—		(1.36)	(1.38)	(0.98)	(1.02)	(1.14)

Net asset value, end of period	$16.92		$17.50	$14.43	$16.60	$14.49	$13.91

Total return(b)	(3.31)%		30.85%	(4.87)%	21.29%	11.41%	0.94%

Net assets, end of period (in 000s)	$161,702		$179,542	$155,098	$179,036	$165,551	$169,295

Ratio of net expenses to average net assets	0.48	%(c)	0.50%	0.48%	0.48%	0.48%	0.48%

Ratio of total expenses to average net assets	0.76	%(c)	0.78%	0.72%	0.71%	0.73%	0.70%

Ratio of net investment income to average net assets	1.57	%(c)	1.48%	1.48%	1.53%	1.73%	2.15%

Portfolio turnover rate(d)	1%		3%	4%	2%	3%	4%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Opportunities Fund
	Institutional Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,*
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$11.50		$10.51	$31.13	$27.13	$26.86	$30.89

Net investment loss(a)	(0.01)		(0.01)	(0.02)	(0.04)	(0.07)	(0.06)

Net realized and unrealized gain (loss)	1.12		3.59	(1.30)	7.40	0.52	(1.55)

Total from investment operations	1.11		3.58	(1.32)	7.36	0.45	(1.61)

Distributions to shareholders from net realized gains	—		(2.59)	(19.30)	(3.36)	(0.18)	(2.42)

Net asset value, end of period	$12.61		$11.50	$10.51	$31.13	$27.13	$26.86

Total return(b)	9.65%		34.35%	(4.17)%	27.14%	1.71%	(5.20)%

Net assets, end of period (in 000s)	$109		$94	$59	$52	$3,518	$32

Ratio of net expenses to average net assets	0.85	%(c)	0.88%	0.85%	0.87%	0.89%	0.93%

Ratio of total expenses to average net assets	1.25	%(c)	1.26%	1.20%	1.14%	1.16%	1.14%

Ratio of net investment loss to average net assets	(0.26	)%(c)	(0.12)%	(0.08)%	(0.13)%	(0.26)%	(0.19)%

Portfolio turnover rate(d)	46%		75%	59%	57%	63%	57%

*	All per share amounts representing data prior to May 17, 2019 have been restated to reflect a 4 to 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Opportunities Fund
	Service Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,*
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$11.00		$10.15	$30.80	$26.92	$26.71	$30.78

Net investment loss(a)	(0.02)		(0.02)	(0.07)	(0.08)	(0.10)	(0.11)

Net realized and unrealized gain (loss)	1.07		3.46	(1.28)	7.32	0.49	(1.54)

Total from investment operations	1.05		3.44	(1.35)	7.24	0.39	(1.65)

Distributions to shareholders from net realized gains	—		(2.59)	(19.30)	(3.36)	(0.18)	(2.42)

Net asset value, end of period	$12.05		$11.00	$10.15	$30.80	$26.92	$26.71

Total return(b)	9.55%		34.06%	(4.34)%	26.92%	1.42%	(5.20)%

Net assets, end of period (in 000s)	$72,087		$73,406	$59,910	$170,785	$155,924	$168,653

Ratio of net expenses to average net assets	1.01	%(c)	1.04%	1.01%	1.02%	1.05%	1.09%

Ratio of total expenses to average net assets	1.49	%(c)	1.51%	1.44%	1.39%	1.40%	1.40%

Ratio of net investment loss to average net assets	(0.42	)%(c)	(0.28)%	(0.24)%	(0.26)%	(0.37)%	(0.36)%

Portfolio turnover rate(d)	46%		75%	59%	57%	63%	57%

*	All per share amounts representing data prior to May 17, 2019 have been restated to reflect a 4 to 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Quality Floating Rate Fund
	Institutional Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$10.37		$10.38	$10.42	$10.41	$10.40	$10.49

Net investment income(a)	0.05		0.22	0.24	0.14	0.11	0.06

Net realized and unrealized gain (loss)	(0.05)		0.01	(0.06)	0.03	0.03	(0.08)

Total from investment operations	—	(b)	0.23	0.18	0.17	0.14	(0.02)

Distributions to shareholders from net investment income	(0.08)		(0.24)	(0.22)	(0.16)	(0.13)	(0.07)

Net asset value, end of period	$10.29		$10.37	$10.38	$10.42	$10.41	$10.40

Total return(c)	(0.01)%		2.27%	1.75%	1.62%	1.35%	(0.16)%

Net assets, end of period (in 000s)	$4,989		$4,877	$2,326	$57	$25	$25

Ratio of net expenses to average net assets	0.34	%(d)	0.37%	0.34%	0.36%	0.39%	0.38%

Ratio of total expenses to average net assets	0.67	%(d)	0.66%	0.63%	0.72%	0.78%	0.81%

Ratio of net investment income to average net assets	1.04	%(d)	2.15%	2.28%	1.33%	1.03%	0.54%

Portfolio turnover rate(e)	16%		20%	36%	38%	47%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Quality Floating Rate Fund
	Service Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$10.35		$10.36	$10.40	$10.38	$10.38	$10.47

Net investment income(a)	0.04		0.21	0.19	0.11	0.08	0.03

Net realized and unrealized gain (loss)	(0.05)		— (b)	(0.03)	0.04	0.02	(0.07)

Total from investment operations	(0.01)		0.21	0.16	0.15	0.10	(0.04)

Distributions to shareholders from net investment income	(0.07)		(0.22)	(0.20)	(0.13)	(0.10)	(0.05)

Net asset value, end of period	$10.27		$10.35	$10.36	$10.40	$10.38	$10.38

Total return(c)	(0.13)%		2.01%	1.50%	1.47%	1.00%	(0.42)%

Net assets, end of period (in 000s)	$62,693		$69,964	$72,784	$66,548	$66,710	$69,625

Ratio of net expenses to average net assets	0.59	%(d)	0.62%	0.60%	0.61%	0.65%	0.64%

Ratio of total expenses to average net assets	0.91	%(d)	0.90%	0.91%	0.97%	1.04%	1.05%

Ratio of net investment income to average net assets	0.83	%(d)	2.00%	1.82%	1.08%	0.77%	0.28%

Portfolio turnover rate(e)	16%		20%	36%	38%	47%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Quality Floating Rate Fund
	Advisor Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$10.36		$10.37	$10.41	$10.40	$10.40	$10.49

Net investment income(a)	0.04		0.19	0.18	0.10	0.06	0.01

Net realized and unrealized gain (loss)	(0.06)		— (b)	(0.04)	0.03	0.03	(0.06)

Total from investment operations	(0.02)		0.19	0.14	0.13	0.09	(0.05)

Distributions to shareholders from net investment income	(0.06)		(0.20)	(0.18)	(0.12)	(0.09)	(0.04)

Net asset value, end of period	$10.28		$10.36	$10.37	$10.41	$10.40	$10.40

Total return(c)	(0.20)%		1.85%	1.37%	1.26%	0.96%	(0.57)%

Net assets, end of period (in 000s)	$4,778		$6,464	$7,184	$4,726	$1,658	$1,315

Ratio of net expenses to average net assets	0.74	%(d)	0.76%	0.75%	0.76%	0.80%	0.78%

Ratio of total expenses to average net assets	1.06	%(d)	1.05%	1.05%	1.12%	1.18%	1.25%

Ratio of net investment income to average net assets	0.72	%(d)	1.86%	1.69%	0.96%	0.62%	0.12%

Portfolio turnover rate(e)	16%		20%	36%	38%	47%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

June 30, 2020 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
High Quality Floating Rate	Institutional, Service and Advisor	Diversified
Core Fixed Income and Growth Opportunities	Institutional and Service	Diversified
Equity Index	Service	Diversified

Shares of the Trust are offered to a separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income and High Quality Floating Rate	Quarterly	Annually
Equity Index and Growth Opportunities	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iv. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

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Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit default swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2020:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Bonds	$—	$29,184,454	$—
Mortgage-Backed Securities	—	25,654,284	—
Collateralized Mortgage Obligations	—	620,243	—
Commercial Mortgage-Backed Security	—	281,443	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	8,791,171	—	—
Asset-Backed Securities	—	3,105,635	—
Foreign Government Securities	—	1,388,508	—
Municipal Bonds	—	725,096	—
U.S. Government Agency Security	—	1,120,245	—
Investment Company	5,440,087	—	—

Total	$14,231,258	$62,079,908	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$107,463	$—
Futures Contracts	34,546	—	—
Credit Default Swap Contracts	—	17,929	—
Interest Rate Swap Contracts	—	41,936	—

Total	$34,546	$167,328	$—

Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(106,104)	$—
Futures Contracts(a)	(23,022)	—	—
Credit Default Swap Contracts(a)	—	(9,406)	—
Interest Rate Swap Contracts(a)	—	(73,827)	—
Written Options Contracts	—	(22,885)	—

Total	$(23,022)	$(212,222)	$—

EQUITY INDEX
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(b)
Europe	$710,262	$—	$—
North America	159,577,795	403	—
Securities Lending Reinvestment Vehicle	172,563	—	—

Total	$160,460,620	$403	$—

Derivative Type

Assets(a)
Futures Contracts	$33,227	$—	$—

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(b)
North America	$68,951,737	$—	$—
South America	800,445	—	—
Investment Company	2,576,120	—	—

Total	$72,328,302	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH QUALITY FLOATING RATE
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	$25,061,428	$—	$—
Mortgage-Backed Securities	—	1,830,517	—
Collateralized Mortgage Obligations	—	19,293,645	—
Asset-Backed Securities	—	19,294,606	—
Municipal Bond	—	96,380	—
Supranational	—	2,529,406	—
U.S. Government Agency Security	—	1,498,838	—
Investment Company	6,647,869	—	—

Total	$31,709,297	$44,543,392	$—

Derivative Type

Assets(a)
Futures Contracts	$2,251	$—	$—
Interest Rate Swap Contract	—	139	—

Total	$2,251	$139	$—

Liabilities(a)
Futures Contracts	$(19,871)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2020. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on futures and swaps contracts	$76,482	(a)	Written options at value, variation margin on futures and swaps contracts	$(119,734	)(a)
Credit	Receivable for unrealized gain on swap contracts and variation margin on swap contracts	17,929	(a)	Variation margin on swap contracts	(9,406)
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	107,463		Payable for unrealized loss on forward foreign currency exchange contracts	(106,104)

Total		$201,874			$(235,244)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of June 30, 2020 is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	Variation margin on futures contracts	$33,227	—	$—

High Quality Floating Rate	Interest Rate	Variation margin on futures and swap contracts	2,390	Variation margin on futures contracts	(19,871)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of June 30, 2020 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts, purchased options, written options and swap contracts/Net change in unrealized gain (loss) on futures contracts, purchased option, written options and swap contracts	$1,205,258	$142,643	135
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(110,144)	(38,714)	13
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	6,514	40,098	139

Total		$1,101,628	$144,027	287

Equity Index

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(55,513)	$12,055	9

High Quality Floating Rate

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(314,805)	$(67,795)	55

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2020.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.39%
Growth Opportunities	0.87	0.87	0.78	0.74	0.73	0.87	0.83	*
High Quality Floating Rate	0.31	0.28	0.27	0.26	0.25	0.31	0.30

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

*

GSAM agreed to waive a portion of its management fee in order to achieve net management rate, as defined in the Fund’s most recent prospectuses. This waiver will be effective through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

The Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Growth Opportunities Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2020, GSAM waived $2,169, $1,074, and $5,348 of the Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds’ management fees, respectively.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. For the six months ended June 30, 2020, GSAM agreed to waive a portion of its management fee in order to achieve the following effective annual rates which will remain in effect through at least April 29, 2021 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees:

Net Management Rate
Fund	$0-$400 million	Over $400 million	Effective Rate
Equity Index	0.21%	0.20%	0.21%

As authorized by the Agreement for the Equity Index Fund, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) which serves as the sub-adviser to the Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the six months ended June 30, 2020.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis,

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

0.25% of the Fund’s average daily net assets attributable to Service Shares. For the six months ended June 30, 2020 for the Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 29, 2021, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

The Trust, on behalf of Advisor Shares of the High Quality Floating Rate Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Fund’s average daily net assets attributable to Advisor Shares.

C.  Service Plan — The Trust, on behalf of Advisor Shares of the High Quality Floating Rate Fund, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Core Fixed Income, Equity Index, Growth Opportunities and High Quality Floating Rate Funds are 0.004%, 0.004%, 0.004% and 0.034%, respectively. These Other Expense limitations will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income	$2,169	$—	$2,123	$143,331	$147,623
Equity Index	72,288	—	1,840	147,097	221,225
Growth Opportunities	14,261	29,627	98	115,750	159,736
High Quality Floating Rate	5,348	—	3,104	113,608	122,060

F. Line of Credit Facility — As of June 30, 2020, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2020, the Funds did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

G. Other Transactions with Affiliates — For the six months ended June 30, 2020, Goldman Sachs earned $114 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Growth Opportunities Fund.

The following table provides information about the investment in shares of issuers of which a Fund is an affiliate as of and for the six months ended June 30, 2020:

Fund	Name of Affiliated Issuer	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending Value as of June 30, 2020	Shares as of June 30, 2020	Dividend Income from Affiliated Issuer
Equity Index	Goldman Sachs Group, Inc. (The)	$492,970	$—	$(44,014)	$17,905	$(86,838)	$380,023	1,923	$5,089

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2020:

Fund	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2020	Shares as of June 30, 2020	Dividend Income from Affiliated Investment Company
Core Fixed Income	$1,647,077	$25,683,448	$(21,890,438)	$5,440,087	5,440,087	$7,535
Growth Opportunities	998,484	16,475,359	(14,897,723)	2,576,120	2,576,120	5,501
High Quality Floating Rate	3,128,385	19,987,290	(16,467,806)	6,647,869	6,647,869	25,714

As of June 30, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 53% of the Institutional Shares of the Growth Opportunities Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2020, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$236,208,418	$13,779,063	$223,448,252	$4,527,381
Equity Index	—	1,991,011	—	12,420,525
Growth Opportunities	—	30,204,275	—	37,738,193
High Quality Floating Rate	10,644,663	700,000	7,089,400	10,560,125

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

7.    SECURITIES LENDING

The Growth Opportunities Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Equity Index Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Equity Index and Growth Opportunities Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2020 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Growth Opportunities Fund did not have securities on loan as of June 30, 2020.

Each of the Equity Index and Growth Opportunities Funds and GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds’ for the six months ended June 30, 2020, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months ended June 30, 2020
Fund	Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2020
Equity Index	$82	$217	$74,700

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7.    SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2020:

Fund	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2030
Equity Index	$—	$747,578	$(575,015)	$172,563
Growth Opportunities	809,324	1,235,780	(2,045,104)	—

8.    TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2019, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Capital loss carryforwards:
Perpetual short-term	$(217,758)	$—	$—	$(207,284)
Perpetual long-term	(952,197)	—	—	(1,077,184)
Total capital loss carryforwards	$(1,169,955)	$—	$—	$(1,284,468)
Timing differences (Real Estate Investment Trusts, late year ordinary loss deferral, post October loss deferral, and straddle loss deferrals)	$(298,115)	$3,196	$(393,155)	$(60,087)

As of June 30, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Tax cost	$73,342,465	$58,859,626	$57,270,407	$76,430,508
Gross unrealized gain	3,412,373	110,699,937	16,204,867	355,557
Gross unrealized loss	(443,672)	(9,098,540)	(1,146,972)	(533,376)
Net unrealized security gain (loss)	$2,968,701	$101,601,397	$15,057,895	$(177,819)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of underlying fund investments, real estate investment trust investments, partnership investments and swap transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid,

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

9.    OTHER RISKS (continued)

volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates. In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

9.    OTHER RISKS (continued)

investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    OTHER MATTERS

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. GSAM expects that the adoption of this guidance will not have a material impact on the Funds’ financial statements.

12.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

13.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Six Months Ended June 30, 2020 (Unaudited)		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	732,645	$8,223,709	1,350,662	$14,627,404
Reinvestment of distributions	26,224	292,966	18,000	194,059
Shares redeemed	(159,897)	(1,783,295)	(23,271)	(251,188)
	598,972	6,733,380	1,345,391	14,570,275
Service Shares
Shares sold	111,708	1,232,444	146,021	1,568,792
Reinvestment of distributions	42,853	476,547	88,008	941,156
Shares redeemed	(338,685)	(3,765,566)	(344,474)	(3,665,153)
	(184,124)	(2,056,575)	(110,445)	(1,155,205)

NET INCREASE	414,848	$4,676,805	1,234,946	$13,415,070

	Equity Index Fund
	For the Six Months Ended June 30, 2020 (Unaudited)		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	131,627	$2,048,164	139,050	$2,326,474
Reinvestment of distributions	—	—	753,952	13,028,301
Shares redeemed	(834,709)	(13,307,807)	(1,382,180)	(23,176,553)

NET DECREASE	(703,082)	$(11,259,643)	(489,178)	$(7,821,778)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

13.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Opportunities Fund
	For the Six Months Ended June 30, 2020 (Unaudited)		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	472	$5,371	2,251	$13,422
Reinvestment of distributions	—	—	1,428	16,254
Stock split share adjustment	—	—	(18,018)	—
	472	5,371	(14,339)	29,676
Service Shares
Shares sold	591,369	6,508,904	2,525,028	8,216,053
Reinvestment of distributions	—	—	1,291,297	14,062,222
Shares redeemed	(1,281,815)	(12,579,078)	(2,980,276)	(15,016,361)
Stock split share adjustment	—	—	(17,764,276)	—
	(690,446)	(6,070,174)	(16,928,227)	7,261,914

NET INCREASE (DECREASE)	(689,974)	$(6,064,803)	(16,942,566)	$7,291,590

	High Quality Floating Rate Fund
	For the Six Months Ended June 30, 2020 (Unaudited)		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	23,865	$245,000	260,218	$2,698,458
Reinvestment of distributions	3,659	37,409	7,359	76,241
Shares redeemed	(12,844)	(132,793)	(21,509)	(223,698)
	14,680	149,616	246,068	2,551,001
Service Shares
Shares sold	404,009	4,162,023	528,956	5,487,026
Reinvestment of distributions	41,262	420,723	144,657	1,495,755
Shares redeemed	(1,098,765)	(11,276,316)	(940,217)	(9,752,642)
	(653,494)	(6,693,570)	(266,604)	(2,769,861)
Advisor Shares
Shares sold	47,774	494,267	233,654	2,427,649
Reinvestment of distributions	2,796	28,527	12,653	131,008
Shares redeemed	(209,500)	(2,149,716)	(315,266)	(3,274,558)
	(158,930)	(1,626,922)	(68,959)	(715,901)

NET DECREASE	(797,744)	$(8,170,876)	(89,495)	$(934,761)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Liquidity Risk Management Program

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 11-12, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

66

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended June 30, 2020 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Growth Opportunities Fund				High Quality Floating Rate Fund
Share Class	Beginning Account Value 01/01/20	Ending Account Value 06/30/20		Expenses Paid for the 6 Months Ended 06/30/20*	Beginning Account Value 01/01/20	Ending Account Value 06/30/20		Expenses Paid for the 6 Months Ended 06/30/20*	Beginning Account Value 01/01/20	Ending Account Value 06/30/20		Expenses Paid for the 6 Months Ended 06/30/20*	Beginning Account Value 01/01/20	Ending Account Value 06/30/20		Expenses Paid for the 6 Months Ended 06/30/20*
Institutional

Actual	$1,000	$1,071.10		$2.11	N/A	N/A		N/A	$1,000	$1,096.50		$4.43	$1,000	$999.90		$1.69
Hypothetical 5% return	1,000	1,022.82	+	2.06	N/A	N/A		N/A	1,000	1,020.64	+	4.27	1,000	1,023.17	+	1.71
Service

Actual	1,000	1,069.80		3.40	$1,000	$966.90		$2.35	1,000	1,095.50		5.26	1,000	998.70		2.93
Hypothetical 5% return	1,000	1,021.58	+	3.32	1,000	1,022.48	+	2.41	1,000	1,019.84	+	5.07	1,000	1,021.93	+	2.97
Advisor

Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	998.00		3.68
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,021.18	+	3.72

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Service	Advisor
Core Fixed Income	0.41%	0.66%	N/A
Equity Index	N/A	0.48	N/A
Growth Opportunities	0.85	1.01	N/A
High Quality Floating Rate	0.34	0.59	0.74%

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Core Fixed Income, Goldman Sachs Equity Index, Goldman Sachs Growth Opportunities, and Goldman Sachs High Quality Floating Rate Funds (the “Funds”) are investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreements, the “Agreements”) between the Investment Adviser and SSgA Funds Management, Inc. (the “Sub-Adviser”) on behalf of the Equity Index Fund.

The Agreements were most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Core Fixed Income Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending (in the case of the Equity Index Fund), portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Equity Index and Growth Opportunities Funds (the “Equity Funds”) and broker oversight, an update on the Investment Adviser’s soft dollars practices (with respect to the Growth Opportunities Fund), other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (including the Sub-Adviser for the Equity Index Fund), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreements; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates (including, with respect to the Equity Index Fund, the Investment Adviser’s oversight of the Sub-Adviser). The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2019, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2020. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Core Fixed Income Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Core Fixed Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2020. They noted that the Equity Index Fund’s Service Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index by an amount approximately equal to Fund fees and expenses for the one-, three-, five-, and ten-year periods ended March 31, 2020. The Trustees observed that the Growth Opportunities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five-year period ended March 31, 2020. They also noted that the Growth Opportunities Fund had experienced certain portfolio management changes in 2019. The Trustees observed that the High Quality Floating Rate Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2020.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Agreements and the fee rates payable by each Fund under the Management Agreements and, with respect to the Equity Index Fund, payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints (as applicable) to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Growth Opportunities Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Core Fixed Income, High Quality Floating Rate and Growth Opportunities Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Core Fixed Income Fund	High Quality Floating Rate Fund

First $1 billion	0.40%	0.31%

Next $1 billion	0.36	0.28

Next $3 billion	0.34	0.27

Next $3 billion	0.33	0.26

Over $8 billion	0.32	0.25

Growth Opportunities Fund

First $2 billion	0.87%

Next $3 billion	0.78

Next $3 billion	0.74

Over $8 billion	0.73

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Equity Index and Growth Opportunities Funds) and to limit certain expenses of the Funds that exceed specified levels as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the distribution and service fees paid by the Growth Opportunities Fund’s Service Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

With respect to the Equity Index Fund, the Trustees noted that, while its Management Agreement did not have breakpoints, the Investment Adviser had agreed to waive a portion of its management fee in order to achieve the following effective annual rates: 0.21% on the first $400 million of average daily net assets and 0.20% of average daily net assets in excess of $400 million. The Trustees noted that, in addition to the Investment Adviser’s management fee waiver mentioned above, the Fund’s total expenses were further reduced by the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions on behalf of the Equity Funds and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Growth Opportunities Fund; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for the Equity Index Fund (and fees earned by the Investment Adviser for managing the fund in which the Equity Index and Growth Opportunities Funds’ securities lending cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (k) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Equity Index Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2021.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Sub-Advisory Agreement for the Equity Index Fund

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement and Investment Performance. In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent, and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Equity Index Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and organizational structure; (b) experience in index investing and track record in tracking the performance of the Fund’s benchmark in line with the investment objective of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. The Trustees reviewed the services provided to the Fund under the Sub-Advisory Agreement. They noted that the Fund’s Service Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index by an amount approximately equal to Fund fees and expenses for the one-, three-, five-, and ten-year periods ended March 31, 2020.

Costs of Services Provided. The Trustees reviewed the terms of the Sub-Advisory Agreement, including the schedule of fees payable to the Sub-Adviser. They considered the breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Sub-Advisory Fee Annual Rate

First $50 Million	0.030%

Next $200 Million	0.020%

Next $750 Million	0.010%

Over $1 Billion	0.008%

The Trustees noted that the Sub-Adviser’s compensation is paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser does not increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and the significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and the Sub-Adviser, as well as the management fee waivers and expense limitations that substantially reduce the fees retained by the Investment Adviser.

Conclusion. After deliberation and consideration of the information provided, the Trustees concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Equity Index Fund is reasonable in light of the services to be provided by the Sub-Adviser and the Fund’s reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should be approved and continued until June 30, 2021.

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary
Kathryn A. Cassidy
Diana M. Daniels
Joaquin Delgado
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2020 Goldman Sachs. All rights reserved.

VITMLTISAR-20 211765-OTU-1243148

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Small Cap Equity Insights Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2020

Goldman Sachs Variable Insurance Trust Small Cap Equity Insights Fund

Recent Market Events related to COVID-19

An outbreak of a novel strain of coronavirus (COVID-19) has emerged globally. The outbreak of COVID-19 has prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, curfews and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, and disruption in manufacturing and supply chains. While governments have already taken unprecedented action to limit disruption to the financial system, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions, events, or actions. The full extent of the impact of COVID-19 on the Fund’s performance cannot be determined at this time and will depend on future developments, including the duration and the continued spread of the outbreak. Goldman Sachs Asset Management’s long-term commitment to you, our Fund shareholders, remains unchanged. We encourage you to maintain perspective and stay current with timely commentary and investment insights by visiting gsam.com.

1

FUND BASICS

Small Cap Equity Insights Fund

as of June 30, 2020

PERFORMANCE REVIEW

January 1, 2020–June 30, 2020	Fund Total Return (based on NAV)[1]	Russell 2000® Index[2]
Institutional	-15.93%	-12.98%
Service	-15.99	-12.98

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Russell 2000® Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/203

Holding	% of Net Assets	Line of Business
Wingstop, Inc.	0.9%	Consumer Services
Perspecta, Inc.	0.8	Software & Services
SPS Commerce, Inc.	0.7	Software & Services
Box, Inc. Class A	0.7	Software & Services
BJ’s Wholesale Club Holdings, Inc.	0.7	Food & Staples Retailing
Simpson Manufacturing Co., Inc.	0.7	Capital Goods
Louisiana-Pacific Corp.	0.7	Materials
QTS Realty Trust, Inc. Class A (REIT)	0.7	Real Estate
Sabra Health Care REIT, Inc. (REIT)	0.7	Real Estate
Terreno Realty Corp. (REIT)	0.7	Real Estate

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2020

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.5% of the Fund’s net assets at June 30, 2020. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – 98.1%
Automobiles & Components – 0.4%
20,799	American Axle & Manufacturing Holdings, Inc.*	$158,072
1,638	Gentherm, Inc.*	63,718
1,333	Standard Motor Products, Inc.	54,920
926	Visteon Corp.*	63,431

		340,141

Banks – 9.5%
10,149	1st Source Corp.	361,101
6,734	Amalgamated Bank Class A	85,118
13,865	Atlantic Capital Bancshares, Inc.*	168,598
1,552	Axos Financial, Inc.*	34,268
23,514	Bancorp, Inc. (The)*	230,437
777	BankUnited, Inc.	15,734
637	Banner Corp.	24,206
3,152	Boston Private Financial Holdings, Inc.	21,686
40,349	Cadence Bancorp	357,492
537	Capital City Bank Group, Inc.	11,250
7,587	Cathay General Bancorp	199,538
20,596	Central Pacific Financial Corp.	330,154
378	Century Bancorp, Inc. Class A	29,378
4,847	Columbia Banking System, Inc.	137,388
3,514	Community Bankers Trust Corp.	19,327
27,322	CVB Financial Corp.	512,014
650	Enterprise Bancorp, Inc.	15,483
4,636	Equity Bancshares, Inc. Class A*	80,852
256	Essent Group Ltd.	9,285
9,605	First Bancorp/NC	240,893
59,156	First Bancorp/PR	330,682
29,046	First Commonwealth Financial Corp.	240,501
5,432	First Financial Bankshares, Inc.	156,931
17,684	First Foundation, Inc.	288,957
4,749	First Internet Bancorp	78,928
476	First Mid Bancshares, Inc.	12,486
684	Hancock Whitney Corp.	14,501
4,228	Hanmi Financial Corp.	41,054
11,536	Heartland Financial USA, Inc.	385,764
12,793	Hilltop Holdings, Inc.	236,031
7,791	Hope Bancorp, Inc.	71,833
5,452	Independent Bank Group, Inc.	220,915
15,322	International Bancshares Corp.	490,610
1,931	Lakeland Bancorp, Inc.	22,071
5,813	Meridian Bancorp, Inc.	67,431
417	Metropolitan Bank Holding Corp.*	13,377
2,350	Mr Cooper Group, Inc.*	29,234
3,816	National Bank Holdings Corp. Class A	103,032
974	NMI Holdings, Inc. Class A*	15,662
556	Northrim Bancorp, Inc.	13,978
730	Parke Bancorp, Inc.	9,892
11,220	PennyMac Financial Services, Inc.	468,884
2,413	Preferred Bank	103,397
1,756	Riverview Bancorp, Inc.	9,921
3,977	Sierra Bancorp	75,086
2,427	Simmons First National Corp. Class A	41,526
342	Territorial Bancorp, Inc.	8,136
1,596	Texas Capital Bancshares, Inc.*	49,269

Common Stocks – (continued)
Banks – (continued)
645	Timberland Bancorp, Inc.	11,746
13,227	TriCo Bancshares	402,762
3,745	TriState Capital Holdings, Inc.*	58,834
5,226	Walker & Dunlop, Inc.	265,533
1,704	Washington Federal, Inc.	45,735
4,310	Westamerica Bancorp	247,480

		7,516,381

Capital Goods – 8.1%
2,027	AAON, Inc.	110,046
7,751	Aegion Corp.*	123,008
8,482	Aerojet Rocketdyne Holdings, Inc.*	336,227
5,371	Albany International Corp. Class A	315,331
3,710	Astronics Corp.*	39,178
10,182	Atkore International Group, Inc.*	278,478
2,485	Barnes Group, Inc.	98,307
1,912	Builders FirstSource, Inc.*	39,578
2,431	Chart Industries, Inc.*	117,879
3,825	Columbus McKinnon Corp.	127,946
2,757	CSW Industrials, Inc.	190,536
1,354	Douglas Dynamics, Inc.	47,553
307	EMCOR Group, Inc.	20,305
644	Encore Wire Corp.	31,440
124	ESCO Technologies, Inc.	10,482
2,532	Federal Signal Corp.	75,276
8,780	Foundation Building Materials, Inc.*	137,056
1,700	Franklin Electric Co., Inc.	89,284
4,423	Gibraltar Industries, Inc.*	212,348
7,424	GMS, Inc.*	182,556
15,681	Great Lakes Dredge & Dock Corp.*	145,206
6,330	Griffon Corp.	117,232
10,414	H&E Equipment Services, Inc.	192,451
312	Masonite International Corp.*	24,267
8,553	MasTec, Inc.*	383,773
2,761	Maxar Technologies, Inc.	49,588
8,050	Meritor, Inc.*	159,390
4,149	Miller Industries, Inc.	123,516
731	Moog, Inc. Class A	38,728
37,795	MRC Global, Inc.*	223,369
4,280	Mueller Industries, Inc.	113,762
6,328	Navistar International Corp.*	178,450
17,015	NOW, Inc.*	146,839
983	Patrick Industries, Inc.	60,209
2,746	Powell Industries, Inc.	75,213
522	Proto Labs, Inc.*	58,709
11,116	Quanex Building Products Corp.	154,290
2,035	RBC Bearings, Inc.*	272,771
9,807	Rexnord Corp.	285,874
2,113	Rush Enterprises, Inc. Class A	87,605
6,758	Simpson Manufacturing Co., Inc.	570,105
5,762	Tutor Perini Corp.*	70,181
2,971	UFP Industries, Inc.	147,094
2,588	Vicor Corp.*	186,207
2,160	Welbilt, Inc.*	13,154

		6,460,797

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Commercial & Professional Services – 2.7%
2,784	ASGN, Inc.*	$185,637
1,877	Barrett Business Services, Inc.	99,725
4,741	Brady Corp. Class A	221,974
1,854	BrightView Holdings, Inc.*	20,765
1,934	Brink’s Co. (The)	88,016
218	Cimpress plc*	16,642
2,497	Exponent, Inc.	202,082
1,898	Franklin Covey Co.*	40,617
12,929	HNI Corp.	395,240
1,740	Huron Consulting Group, Inc.*	76,995
12,957	KAR Auction Services, Inc.	178,288
3,048	Kforce, Inc.	89,154
2,042	Kimball International, Inc. Class B	23,606
5,920	McGrath RentCorp	319,739
3,671	Resources Connection, Inc.	43,942
2,396	Steelcase, Inc. Class A	28,896
243	TriNet Group, Inc.*	14,808
121	UniFirst Corp.	21,653
5,584	Upwork, Inc.*	80,633

		2,148,412

Consumer Durables & Apparel – 4.1%
1,079	Beazer Homes USA, Inc.*	10,866
4,708	Crocs, Inc.*	173,349
1,022	Deckers Outdoor Corp.*	200,711
8,440	G-III Apparel Group Ltd.*	112,168
257	Installed Building Products, Inc.*	17,676
624	Johnson Outdoors, Inc. Class A	56,796
2,375	KB Home	72,865
3,017	LGI Homes, Inc.*	265,586
11,189	M/I Homes, Inc.*	385,349
2,951	Malibu Boats, Inc. Class A*	153,304
2,719	Smith & Wesson Brands, Inc.*	58,513
993	Sturm Ruger & Co., Inc.	75,468
5,911	Taylor Morrison Home Corp.*	114,023
2,579	TopBuild Corp.*	293,413
33,694	TRI Pointe Group, Inc.*	494,965
2,855	Universal Electronics, Inc.*	133,671
4,411	Vista Outdoor, Inc.*	63,739
13,267	Wolverine World Wide, Inc.	315,887
5,883	YETI Holdings, Inc.*	251,381

		3,249,730

Consumer Services – 4.2%
4,416	American Public Education, Inc.*	130,714
11,158	Bloomin’ Brands, Inc.	118,944
2,401	Brinker International, Inc.	57,624
1,044	Chuy’s Holdings, Inc.*	15,535
3,101	Collectors Universe, Inc.	106,302
1,801	Del Taco Restaurants, Inc.*	10,680
24,513	Denny’s Corp.*	247,581
3,806	Dine Brands Global, Inc.	160,233
25,057	Everi Holdings, Inc.*	129,294
9,385	Houghton Mifflin Harcourt Co.*	16,987
9,212	International Game Technology plc	81,987
32,520	Laureate Education, Inc. Class A*	324,062

Common Stocks – (continued)
Consumer Services – (continued)
288	Marriott Vacations Worldwide Corp.	23,676
6,714	Perdoceo Education Corp.*	106,954
36,528	Red Rock Resorts, Inc. Class A	398,520
11,113	Scientific Games Corp. Class A*	171,807
2,529	Strategic Education, Inc.	388,581
912	Texas Roadhouse, Inc.	47,944
4,900	Wingstop, Inc.(a)	680,953
6,195	WW International, Inc.*	157,229

		3,375,607

Diversified Financials – 2.8%
50,126	Anworth Mortgage Asset Corp. (REIT)	85,214
2,581	Apollo Commercial Real Estate Finance, Inc. (REIT)	25,320
5,279	ARMOUR Residential REIT, Inc. (REIT)	49,570
1,448	Artisan Partners Asset Management, Inc. Class A	47,060
6,280	Banco Latinoamericano de Comercio Exterior SA Class E	72,220
9,218	Blackstone Mortgage Trust, Inc. Class A (REIT)	222,062
4,299	Cannae Holdings, Inc.*	176,689
9,961	Capstead Mortgage Corp. (REIT)	54,686
4,465	Curo Group Holdings Corp.	36,479
3,248	Donnelley Financial Solutions, Inc.*	27,283
2,485	Dynex Capital, Inc. (REIT)	35,535
1,151	Ellington Residential Mortgage REIT (REIT)	11,855
1,195	Encore Capital Group, Inc.*	40,845
14,225	Enova International, Inc.*	211,526
4,382	Federated Hermes, Inc. Class B	103,853
1,991	FirstCash, Inc.	134,353
1,203	Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	34,237
15,805	Ladder Capital Corp. (REIT)	128,021
17,082	MFA Financial, Inc. (REIT)	42,534
10,997	Navient Corp.	77,309
942	Nelnet, Inc. Class A	44,971
7,443	Oppenheimer Holdings, Inc. Class A	162,183
1,840	PennyMac Mortgage Investment Trust (REIT)	32,255
1,659	PJT Partners, Inc. Class A	85,173
4,726	PRA Group, Inc.*	182,707
6,568	TPG RE Finance Trust, Inc. (REIT)	56,485
9,394	Two Harbors Investment Corp. (REIT)	47,346
175	Virtus Investment Partners, Inc.	20,351

		2,248,122

Energy – 2.1%
62,055	Antero Resources Corp.*	157,620
5,196	Ardmore Shipping Corp.	22,551
3,777	Brigham Minerals, Inc. Class A	46,646
6,265	Cactus, Inc. Class A	129,247
5,597	Clean Energy Fuels Corp.*	12,425
2,594	Diamond S Shipping, Inc.*	20,726

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
1,926	DMC Global, Inc.	$53,158
5,786	Helix Energy Solutions Group, Inc.*	20,077
3,868	Magnolia Oil & Gas Corp. Class A*	23,440
19,025	Matador Resources Co.*(b)	161,713
15,525	Matrix Service Co.*	150,903
7,792	Oil States International, Inc.*	37,012
5,002	Ovintiv, Inc.	47,769
6,136	Patterson-UTI Energy, Inc.	21,292
1,210	Penn Virginia Corp.*	11,531
9,542	Renewable Energy Group, Inc.*	236,451
5,898	SEACOR Holdings, Inc.*	167,031
18,253	SM Energy Co.	68,449
2,313	Solaris Oilfield Infrastructure, Inc. Class A	17,162
6,113	W&T Offshore, Inc.*	13,938
9,849	World Fuel Services Corp.	253,710

		1,672,851

Food & Staples Retailing – 1.1%
15,461	BJ’s Wholesale Club Holdings, Inc.*	576,231
3,697	Chefs’ Warehouse, Inc. (The)*	50,205
3,953	Ingles Markets, Inc. Class A	170,256
794	SpartanNash Co.	16,872
1,047	Weis Markets, Inc.	52,476

		866,040

Food, Beverage & Tobacco – 1.9%
1,065	B&G Foods, Inc.(b)	25,965
1,549	Coca-Cola Consolidated, Inc.	355,015
11,045	Darling Ingredients, Inc.*	271,928
1,634	Fresh Del Monte Produce, Inc.	40,229
3,092	J & J Snack Foods Corp.	393,086
3,173	John B Sanfilippo & Son, Inc.	270,752
17,762	Vector Group Ltd.	178,686

		1,535,661

Health Care Equipment & Services – 3.9%
3,214	Antares Pharma, Inc.*	8,839
8,857	Brookdale Senior Living, Inc.*	26,128
1,567	Cantel Medical Corp.	69,308
350	Cardiovascular Systems, Inc.*	11,043
961	Computer Programs and Systems, Inc.	21,901
1,173	CytoSorbents Corp.*	11,613
13,823	GenMark Diagnostics, Inc.*	203,336
817	Inogen, Inc.*	29,020
7,458	Inovalon Holdings, Inc. Class A*	143,641
335	Integer Holdings Corp.*	24,472
3,838	Invacare Corp.	24,448
3,957	Magellan Health, Inc.*	288,782
12,624	Natus Medical, Inc.*	275,456
151	Neogen Corp.*	11,718
1,133	NextGen Healthcare, Inc.*	12,440
714	NuVasive, Inc.*	39,741
6,141	Omnicell, Inc.*	433,677
2,044	OraSure Technologies, Inc.*	23,772
994	Phreesia, Inc.*	28,110

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
2,318	Schrodinger, Inc.*(b)	212,259
10,620	Select Medical Holdings Corp.*	156,433
2,666	Shockwave Medical, Inc.*	126,288
3,980	Simulations Plus, Inc.	238,084
5,937	Surmodics, Inc.*	256,716
8,918	Tenet Healthcare Corp.*	161,505
3,161	Vapotherm, Inc.*	129,569
4,931	Vocera Communications, Inc.*	104,537

		3,072,836

Household & Personal Products – 0.2%
1,657	BellRing Brands, Inc. Class A*	33,041
1,474	Central Garden & Pet Co. Class A*	49,806
954	USANA Health Sciences, Inc.*	70,052

		152,899

Insurance – 3.1%
15,518	American Equity Investment Life Holding Co.	383,450
1,332	AMERISAFE, Inc.	81,465
3,459	Argo Group International Holdings Ltd.	120,477
4,818	FBL Financial Group, Inc. Class A	172,918
55,370	Genworth Financial, Inc. Class A*	127,905
5,624	Goosehead Insurance, Inc. Class A*	422,700
176	HCI Group, Inc.	8,128
1,103	Kinsale Capital Group, Inc.	171,196
18,114	MBIA, Inc.*	131,326
170	National Western Life Group, Inc. Class A	34,542
706	Palomar Holdings, Inc.*	60,546
1,287	ProAssurance Corp.	18,623
12,266	Stewart Information Services Corp.	398,768
8,214	Trupanion, Inc.*(b)	350,656

		2,482,700

Materials – 7.0%
7,197	Alcoa Corp.*	80,894
2,949	Arconic Corp.*	41,080
2,266	Balchem Corp.	214,953
9,803	Boise Cascade Co.	368,691
5,092	Carpenter Technology Corp.	123,634
3,376	Chase Corp.	346,040
367	Clearwater Paper Corp.*	13,260
6,411	Coeur Mining, Inc.*	32,568
822	Domtar Corp.	17,352
32,883	Ferro Corp.*	392,623
600	Greif, Inc. Class A	20,646
5,634	Haynes International, Inc.	131,610
30,819	Hecla Mining Co.	100,778
9,647	Ingevity Corp.*	507,143
2,181	Kaiser Aluminum Corp.	160,565
2,683	Koppers Holdings, Inc.*	50,548
6,326	Kraton Corp.*	109,313
21,518	Louisiana-Pacific Corp.	551,937
6,653	Materion Corp.	409,093

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
8,438	Minerals Technologies, Inc.	$395,995
8,767	Myers Industries, Inc.	127,560
183	Neenah, Inc.	9,051
4,076	O-I Glass, Inc.	36,602
2,558	Orion Engineered Carbons SA	27,089
10,446	P H Glatfelter Co.	167,658
19,774	PolyOne Corp.	518,672
456	Sensient Technologies Corp.	23,785
27,291	Summit Materials, Inc. Class A*	438,839
1,430	Tronox Holdings plc Class A	10,325
3,965	Worthington Industries, Inc.	147,895

		5,576,199

Media & Entertainment – 1.8%
2,470	Cardlytics, Inc.*	172,851
18,019	Cars.com, Inc.*	103,790
6,036	Cinemark Holdings, Inc.	69,716
2,920	EverQuote, Inc. Class A*	169,827
22,345	Glu Mobile, Inc.*	207,138
1,285	Gray Television, Inc.*	17,926
572	Loral Space & Communications, Inc.	11,165
12,249	MSG Networks, Inc. Class A*	121,878
1,409	QuinStreet, Inc.*	14,738
4,594	Scholastic Corp.	137,544
6,808	TechTarget, Inc.*	204,444
2,873	WideOpenWest, Inc.*	15,141
6,587	Yelp, Inc.*	152,357

		1,398,515

Pharmaceuticals, Biotechnology & Life Sciences – 13.7%
5,771	Akebia Therapeutics, Inc.*	78,370
618	Akero Therapeutics, Inc.*	15,401
261	Allakos, Inc.*	18,755
4,983	Allogene Therapeutics, Inc.*	213,372
11,621	Amicus Therapeutics, Inc.*	175,245
7,914	Amphastar Pharmaceuticals, Inc.*	177,748
6,571	ANI Pharmaceuticals, Inc.*	212,506
3,646	Anika Therapeutics, Inc.*	137,564
3,465	Arcus Biosciences, Inc.*	85,724
17,369	Ardelyx, Inc.*	120,193
1,905	Arena Pharmaceuticals, Inc.*	119,920
3,494	Arrowhead Pharmaceuticals, Inc.*	150,906
8,662	Atara Biotherapeutics, Inc.*	126,205
5,798	Axsome Therapeutics, Inc.*	477,059
513	Beyondspring, Inc.*	7,736
17,822	BioCryst Pharmaceuticals, Inc.*	84,922
15,756	BioDelivery Sciences International, Inc.*	68,696
871	Bioxcel Therapeutics, Inc.*	46,172
2,802	Blueprint Medicines Corp.*	218,556
1,486	Catalyst Biosciences, Inc.*	8,723
36,291	Catalyst Pharmaceuticals, Inc.*	167,664
1,627	CEL-SCI Corp.*(b)	24,275
2,062	ChemoCentryx, Inc.*	118,647
1,768	Constellation Pharmaceuticals, Inc.*	53,128
14,323	Corcept Therapeutics, Inc.*	240,913

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
569	Cortexyme, Inc.*	26,345
1,041	Cue Biopharma, Inc.*	25,515
3,708	Cymabay Therapeutics, Inc.*	12,941
1,238	CytomX Therapeutics, Inc.*	10,313
3,633	Deciphera Pharmaceuticals, Inc.*	216,963
708	Denali Therapeutics, Inc.*	17,119
2,595	Dicerna Pharmaceuticals, Inc.*	65,913
11,615	Dynavax Technologies Corp.*	103,025
5,589	Editas Medicine, Inc.*	165,323
7,022	Eiger BioPharmaceuticals, Inc.*	67,411
6,217	Enanta Pharmaceuticals, Inc.*	312,156
10,170	Endo International plc*	34,883
1,734	Fate Therapeutics, Inc.*	59,494
7,003	FibroGen, Inc.*	283,832
2,865	G1 Therapeutics, Inc.*	69,505
7,167	Geron Corp.*	15,624
1,378	Halozyme Therapeutics, Inc.*	36,944
477	Harpoon Therapeutics, Inc.*	7,918
853	Heron Therapeutics, Inc.*	12,548
17,869	ImmunoGen, Inc.*	82,197
26,968	Innoviva, Inc.*	377,013
5,820	Inovio Pharmaceuticals, Inc.*	156,849
5,980	Insmed, Inc.*	164,689
2,119	Intercept Pharmaceuticals, Inc.*	101,521
7,425	Ironwood Pharmaceuticals, Inc.*	76,626
42,090	Kadmon Holdings, Inc.*	215,501
10,562	Kala Pharmaceuticals, Inc.*(b)	111,007
1,864	Kaleido Biosciences, Inc.*	13,849
6,479	Karyopharm Therapeutics, Inc.*	122,712
595	Kiniksa Pharmaceuticals Ltd. Class A*	15,161
1,833	Krystal Biotech, Inc.*	75,923
5,584	Kura Oncology, Inc.*	91,019
3,071	MacroGenics, Inc.*	85,742
5,252	Medpace Holdings, Inc.*	488,541
1,101	MeiraGTx Holdings plc*	13,785
16,675	Minerva Neurosciences, Inc.*	60,197
2,324	Mirati Therapeutics, Inc.*	265,331
1,189	Momenta Pharmaceuticals, Inc.*	39,558
3,789	MyoKardia, Inc.*	366,093
987	Myriad Genetics, Inc.*	11,193
763	Natera, Inc.*	38,043
740	NGM Biopharmaceuticals, Inc.*	14,608
3,255	Novavax, Inc.*(b)	271,304
4,755	Ocular Therapeutix, Inc.*	39,609
2,116	Omeros Corp.*	31,148
422	Oyster Point Pharma, Inc.*	12,187
3,014	Pacira BioSciences, Inc.*	158,145
3,865	Pfenex, Inc.*	32,273
5,123	Phibro Animal Health Corp. Class A	134,581
1,201	Precision BioSciences, Inc.*	10,004
1,012	Principia Biopharma, Inc.*	60,507
8,012	Protagonist Therapeutics, Inc.*	141,492
7,854	Prothena Corp. plc*	82,153
1,714	PTC Therapeutics, Inc.*	86,968
6,034	Puma Biotechnology, Inc.*	62,935
6,370	Radius Health, Inc.*	86,823

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
1,861	REGENXBIO, Inc.*	$68,541
2,052	REVOLUTION Medicines, Inc.*	64,782
2,038	Rocket Pharmaceuticals, Inc.*	42,655
7,125	Sangamo Therapeutics, Inc.*	63,840
9,026	Syndax Pharmaceuticals, Inc.*	133,765
2,888	TG Therapeutics, Inc.*	56,258
1,339	Theravance Biopharma, Inc.*	28,106
3,624	Turning Point Therapeutics, Inc.*	234,074
5,139	Twist Bioscience Corp.*	232,797
2,294	Ultragenyx Pharmaceutical, Inc.*	179,437
1,069	Veracyte, Inc.*	27,687
2,370	Vericel Corp.*	32,753
12,835	Viking Therapeutics, Inc.*	92,540
5,953	Voyager Therapeutics, Inc.*	75,127
14,172	Xencor, Inc.*	459,031
4,056	Y-mAbs Therapeutics, Inc.*	175,219

		10,856,071

Real Estate – 7.8%
12,772	American Assets Trust, Inc. (REIT)	355,573
3,356	CareTrust REIT, Inc. (REIT)	57,589
21,684	City Office REIT, Inc. (REIT)	218,141
3,246	Community Healthcare Trust, Inc. (REIT)	132,761
964	CorEnergy Infrastructure Trust, Inc. (REIT)	8,821
624	Easterly Government Properties, Inc. (REIT)	14,427
1,343	EastGroup Properties, Inc. (REIT)	159,293
20,345	Essential Properties Realty Trust, Inc. (REIT)	301,920
10,628	Four Corners Property Trust, Inc. (REIT)	259,323
1,800	Front Yard Residential Corp. (REIT)	15,660
6,897	Gladstone Commercial Corp. (REIT)	129,319
2,293	Global Net Lease, Inc. (REIT)	38,362
17,433	Independence Realty Trust, Inc. (REIT)	200,305
2,696	Kennedy-Wilson Holdings, Inc.	41,033
31,365	Lexington Realty Trust (REIT)	330,901
2,185	Monmouth Real Estate Investment Corp. (REIT)	31,661
2,331	National Storage Affiliates Trust (REIT)	66,807
12,653	Newmark Group, Inc. Class A	61,494
12,696	NexPoint Residential Trust, Inc. (REIT)	448,804
624	Office Properties Income Trust (REIT)	16,205
11,239	Physicians Realty Trust (REIT)	196,907
3,615	PotlatchDeltic Corp. (REIT)	137,478
3,708	PS Business Parks, Inc. (REIT)	490,939
8,456	QTS Realty Trust, Inc. Class A (REIT)	541,945
2,898	Redfin Corp.*	121,455
14,432	Retail Opportunity Investments Corp. (REIT)	163,515

Common Stocks – (continued)
Real Estate – (continued)
12,983	Retail Properties of America, Inc. Class A (REIT)	95,036
7,470	Retail Value, Inc. (REIT)	92,329
37,482	Sabra Health Care REIT, Inc. (REIT)	540,865
3,953	SITE Centers Corp. (REIT)	32,019
7,892	STAG Industrial, Inc. (REIT)	231,393
10,194	Terreno Realty Corp. (REIT)	536,612
3,798	Uniti Group, Inc. (REIT)	35,511
431	Universal Health Realty Income Trust (REIT)	34,260
4,478	Urban Edge Properties (REIT)	53,154

		6,191,817

Retailing – 4.0%
1,046	America’s Car-Mart, Inc.*	91,912
5,703	Asbury Automotive Group, Inc.*	441,013
7,171	Big Lots, Inc.	301,182
3,673	Camping World Holdings, Inc. Class A	99,759
4,941	Core-Mark Holding Co., Inc.	123,303
717	Groupon, Inc.*	12,992
1,329	Lithia Motors, Inc. Class A	201,118
3,879	Murphy USA, Inc.*	436,737
26,498	Office Depot, Inc.	62,270
2,110	Quotient Technology, Inc.*	15,445
649	RH*	161,536
27,953	Rubicon Project, Inc. (The)*	186,446
693	Sleep Number Corp.*	28,857
15,345	Sonic Automotive, Inc. Class A	489,659
18,453	Sportsman’s Warehouse Holdings, Inc.*	262,955
599	Stamps.com, Inc.*	110,030
4,763	Zumiez, Inc.*	130,411

		3,155,625

Semiconductors & Semiconductor Equipment – 2.8%
4,765	Ambarella, Inc.*	218,237
22,202	Amkor Technology, Inc.*	273,307
2,729	Axcelis Technologies, Inc.*	76,003
9,564	FormFactor, Inc.*	280,512
13,121	Lattice Semiconductor Corp.*	372,505
295	MACOM Technology Solutions Holdings, Inc.*	10,133
16,941	NeoPhotonics Corp.*	150,436
1,060	Photronics, Inc.*	11,798
3,653	Power Integrations, Inc.	431,529
19,088	Rambus, Inc.*	290,137
1,057	Synaptics, Inc.*	63,547
1,863	Ultra Clean Holdings, Inc.*	42,160

		2,220,304

Software & Services – 7.0%
5,553	Blackline, Inc.*	460,399
28,074	Box, Inc. Class A*	582,816
1,864	Cass Information Systems, Inc.	72,752
15,905	ChannelAdvisor Corp.*	251,935
19,019	Cloudera, Inc.*	241,922

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
7,924	Conduent, Inc.*	$18,938
6,512	Cornerstone OnDemand, Inc.*	251,103
8,611	Domo, Inc. Class B*	277,016
1,378	Hackett Group, Inc. (The)	18,658
912	J2 Global, Inc.*	57,648
3,373	KBR, Inc.	76,061
2,753	Limelight Networks, Inc.*	20,262
3,320	LiveRamp Holdings, Inc.*	141,000
2,770	MicroStrategy, Inc. Class A*	327,663
624	NIC, Inc.	14,327
1,146	OneSpan, Inc.*	32,008
5,625	Perficient, Inc.*	201,263
26,651	Perspecta, Inc.	619,103
215	Progress Software Corp.	8,331
4,915	Qualys, Inc.*	511,258
633	ShotSpotter, Inc.*	15,952
7,869	SPS Commerce, Inc.*	591,119
18,086	SVMK, Inc.*	425,744
4,645	Telenav, Inc.*	25,501
2,174	Tenable Holdings, Inc.*	64,807
2,105	VirnetX Holding Corp.(b)	13,683
4,516	Virtusa Corp.*	146,635
640	Xperi Holding Corp.	9,446
7,981	Zuora, Inc. Class A*	101,758

		5,579,108

Technology Hardware & Equipment – 4.5%
971	Applied Optoelectronics, Inc.*	10,555
6,369	Arlo Technologies, Inc.*	16,432
7,000	Belden, Inc.	227,850
11,306	Benchmark Electronics, Inc.	244,210
817	Calix, Inc.*	12,173
2,234	Comtech Telecommunications Corp.	37,732
4,250	CTS Corp.	85,170
15,480	Extreme Networks, Inc.*	67,183
4,360	Fabrinet*	272,151
31,103	Harmonic, Inc.*	147,739
15,976	Inseego Corp.*(b)	185,322
672	InterDigital, Inc.	38,055
5,270	Itron, Inc.*	349,138
17,411	Knowles Corp.*	265,692
3,999	Methode Electronics, Inc.	125,009
7,362	NETGEAR, Inc.*	190,602
2,051	Novanta, Inc.*	218,985
2,697	Plexus Corp.*	190,300
426	Rogers Corp.*	53,080
3,606	Sanmina Corp.*	90,294
6,299	TTM Technologies, Inc.*	74,706
25,976	Viavi Solutions, Inc.*	330,934
13,198	Vishay Intertechnology, Inc.	201,534
7,269	Vishay Precision Group, Inc.*	178,672

		3,613,518

Shares	Description	Value

Common Stocks – (continued)
Telecommunication Services – 2.1%
1,884	Bandwidth, Inc. Class A*	$239,268
6,844	Cogent Communications Holdings, Inc.	529,452
8,689	Consolidated Communications Holdings, Inc.*	58,824
880	Iridium Communications, Inc.*	22,387
7,978	Liberty Latin America Ltd. Class A*	77,546
19,724	Liberty Latin America Ltd. Class C*	186,195
60,799	ORBCOMM, Inc.*	234,076
27,927	Vonage Holdings Corp.*	280,946

		1,628,694

Transportation – 1.6%
10,352	Costamare, Inc.	57,557
11,644	Echo Global Logistics, Inc.*	251,743
749	Heartland Express, Inc.	15,594
13,267	Marten Transport Ltd.	333,798
6,884	SkyWest, Inc.	224,556
9,419	Werner Enterprises, Inc.	410,009

		1,293,257

Utilities – 1.7%
579	American States Water Co.	45,527
6,893	Avista Corp.	250,836
677	Black Hills Corp.	38,359
649	Northwest Natural Holding Co.	36,208
3,096	NorthWestern Corp.	168,794
733	ONE Gas, Inc.	56,478
247	Ormat Technologies, Inc.	15,682
10,558	Portland General Electric Co.	441,430
3,730	Southwest Gas Holdings, Inc.	257,556

		1,310,870

TOTAL COMMON STOCKS
(Cost $80,442,079)		$77,946,155

Shares	Dividend Rate	Value

Investment Company(c) – 0.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
393,309	0.155%	$393,309
(Cost $393,309)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $80,835,388)		$78,339,464

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(c) – 1.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,158,726	0.155%	$1,158,726
(Cost $1,158,726)

TOTAL INVESTMENTS – 100.1%
(Cost $81,994,114)		$79,498,190

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(76,287)

NET ASSETS – 100.0%		$79,421,903

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Russell 2000 E-Mini Index	13	09/18/2020	$934,440	$37,643

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $80,442,079)(a)	$77,946,155
Investments in affiliated issuers, at value (cost $393,309)	393,309
Investments in affiliated securities lending reinvestment vehicle, at value (cost $1,158,726)	1,158,726
Cash	710,902
Receivables:
Investments sold	562,328
Due from custodian	103,350
Dividends	61,331
Fund shares sold	52,352
Reimbursement from investment adviser	18,942
Securities lending income	2,472
Variation margin on futures	40,560

Total assets	81,050,427

Liabilities:
Payables:
Payable upon return of securities loaned	1,158,726
Investments purchased	182,045
Fund shares redeemed	134,355
Management fees	45,121
Distribution and Service fees and Transfer Agency fees	4,109
Accrued expenses	104,168

Total liabilities	1,628,524

Net Assets:
Paid-in capital	83,447,685
Total distributable earnings (loss)	(4,025,782)

NET ASSETS	$79,421,903
Net Assets:
Institutional	$65,541,356
Service	13,880,547

Total Net Assets	$79,421,903
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	6,176,570
Service	1,320,889
Net asset value, offering and redemption price per share:
Institutional	$10.61
Service	10.51

(a) Includes loaned securities having a market value of $1,146,727.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $1,881)	$457,213
Securities lending income — affiliated issuer	8,776
Dividends — affiliated issuers	411

Total investment income	466,400

Expenses:
Management fees	272,784
Professional fees	46,335
Custody, accounting and administrative services	39,534
Printing and mailing costs	35,058
Distribution and Service fees — Service Shares	16,465
Trustee fees	9,473
Transfer Agency fees(a)	7,793
Other	3,636

Total expenses	431,078

Less — expense reductions	(100,326)

Net expenses	330,752

NET INVESTMENT INCOME	135,648

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(2,846,115)
Futures contracts	22,427
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(12,061,284)
Futures contracts	37,643

Net realized and unrealized loss	(14,847,329)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,711,681)

(a) Institutional and Service Shares incurred Transfer Agency fees of $6,476 and $1,317, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income	$135,648	$436,162
Net realized gain (loss)	(2,823,688)	2,941,341
Net change in unrealized gain (loss)	(12,023,641)	16,880,731

Net increase (decrease) in net assets resulting from operations	(14,711,681)	20,258,234

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(1,999,868)
Service Shares	—	(360,700)

Total distributions to shareholders	—	(2,360,568)

From share transactions:
Proceeds from sales of shares	5,154,965	10,139,106
Reinvestment of distributions	—	2,360,567
Cost of shares redeemed	(6,555,033)	(20,351,399)

Net decrease in net assets resulting from share transactions	(1,400,068)	(7,851,726)

TOTAL INCREASE (DECREASE)	(16,111,749)	10,045,940

Net Assets:

Beginning of period	95,533,652	85,487,712

End of period	$79,421,903	$95,533,652

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Institutional Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018		2017	2016	2015

Per Share Data

Net asset value, beginning of period	$12.62		$10.37	$13.66		$13.79	$11.60	$13.67

Net investment income(a)	0.02		0.06	0.07	(b)	0.08	0.11	0.08	(c)

Net realized and unrealized gain (loss)	(2.03)		2.51	(1.21)		1.53	2.59	(0.37)

Total from investment operations	(2.01)		2.57	(1.14)		1.61	2.70	(0.29)

Distributions to shareholders from net investment income	—		(0.06)	(0.07)		(0.08)	(0.15)	(0.04)

Distributions to shareholders from net realized gains	—		(0.26)	(2.08)		(1.66)	(0.36)	(1.74)

Total distributions	—		(0.32)	(2.15)		(1.74)	(0.51)	(1.78)

Net asset value, end of period	$10.61		$12.62	$10.37		$13.66	$13.79	$11.60

Total return(d)	(15.93)%		24.84%	(8.62)%		11.57%	23.13%	(2.13)%

Net assets, end of period (in 000s)	$65,541		$79,791	$68,951		$77,815	$77,421	$73,270

Ratio of net expenses to average net assets	0.81	%(e)	0.86%	0.81%		0.81%	0.81%	0.81%

Ratio of total expenses to average net assets	1.06	%(e)	1.05%	0.98%		1.00%	1.04%	0.99%

Ratio of net investment income to average net assets	0.39	%(e)	0.51%	0.46	%(b)	0.53%	0.95%	0.59	%(c)

Portfolio turnover rate(f)	73%		125%	116%		110%	119%	124%
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.15% of average net assets.
(d)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Service Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018		2017	2016	2015

Per Share Data

Net asset value, beginning of period	$12.51		$10.28	$13.55		$13.70	$11.52	$13.60

Net investment income(a)	0.01		0.03	0.03	(b)	0.04	0.08	0.05	(c)

Net realized and unrealized gain (loss)	(2.01)		2.49	(1.19)		1.51	2.58	(0.39)

Total from investment operations	(2.00)		2.52	(1.16)		1.55	2.66	(0.34)

Distributions to shareholders from net investment income	—		(0.03)	(0.03)		(0.04)	(0.12)	—	(d)

Distributions to shareholders from net realized gains	—		(0.26)	(2.08)		(1.66)	(0.36)	(1.74)

Total distributions	—		(0.29)	(2.11)		(1.70)	(0.48)	(1.74)

Net asset value, end of period	$10.51		$12.51	$10.28		$13.55	$13.70	$11.52

Total return(e)	(15.99)%		24.53%	(8.82)%		11.22%	22.92%	(2.49)%

Net assets, end of period (in 000s)	$13,881		$15,742	$16,537		$20,505	$20,437	$19,488

Ratio of net expenses to average net assets	1.06	%(f)	1.10%	1.06%		1.06%	1.06%	1.06%

Ratio of total expenses to average net assets	1.32	%(f)	1.30%	1.23%		1.25%	1.29%	1.24%

Ratio of net investment income to average net assets	0.14	%(f)	0.27%	0.19	%(b)	0.28%	0.70%	0.34	%(c)

Portfolio turnover rate(g)	73%		125%	116%		110%	119%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.15% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements

June 30, 2020 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Small Cap Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$272,151	$—	$—
Europe	205,992	—	—
North America	77,204,271	—	—
South America	263,741
Investment Company	393,309
Securities Lending Reinvestment Vehicle	1,158,726	—	—

Total	$79,498,190	$—	$—

Derivative Type

Assets(b)
Futures Contracts	$37,643	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) for the six months ended June 30, 2020. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities

Equity	Variation margin on futures contracts	$37,643	—	$—

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of June 30, 2020 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$22,427	$37,643	9

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2020.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate^
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

0.70%	0.63%	0.60%	0.59%	0.70%	0.70%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2020, GSAM waived $236 of the Fund’s management fee.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.094%. The Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended June 30, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$236	$2,644	$97,446	$100,326

E.  Line of Credit Facility — As of June 30, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2020	Shares as of June 30, 2020	Dividend Income from Affiliated Investment Company

$—	$3,645,750	$(3,252,441)	$393,309	393,309	$411

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2020, were $57,292,595 and $58,788,823, respectively.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2020, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Six Months ended June 30, 2020
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2020

$959	$395	$448,500

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

7.    SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2020

$58,750	$6,112,792	$(5,012,816)	$1,158,726

8.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2019, the Fund’s certain timing differences, on a tax-basis were as follows:

Timing differences (Real Estate Investment Trust)	$18,349

As of June 30, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$82,141,453
Gross unrealized gain	7,659,023
Gross unrealized loss	(10,302,286)
Net unrealized loss	$(2,643,263)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

9.    OTHER RISKS (continued)

of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2020 (Unaudited)		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	415,650	$4,011,916	757,715	$9,168,973
Reinvestment of distributions	—	—	159,352	1,999,867
Shares redeemed	(562,504)	(5,865,388)	(1,241,504)	(14,923,018)
	(146,854)	(1,853,472)	(324,437)	(3,754,178)
Service Shares
Shares sold	127,508	1,143,049	82,662	970,133
Reinvestment of distributions	—	—	28,972	360,700
Shares redeemed	(64,856)	(689,645)	(461,347)	(5,428,381)
	62,652	453,404	(349,713)	(4,097,548)

NET DECREASE	(84,202)	$(1,400,068)	(674,150)	$(7,851,726)

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Liquidity Risk Management Program

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 11-12, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended June 30, 2020 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/20	Ending Account Value 06/30/20		Expenses Paid for the 6 Months Ended 06/30/20*
Institutional

Actual	$1,000	$840.70		$3.71
Hypothetical 5% return	1,000	1,020.84	+	4.07
Service

Actual	1,000	840.10		4.85
Hypothetical 5% return	1,000	1,019.59	+	5.32

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for Institutional and Service Shares, respectively.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Small Cap Equity Insights Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2019, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Provider as of March 31, 2020. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Fund’s portfolio management team to continue to enhance the investment model used in managing the Fund.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2020.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.70%

Next $3 billion	0.63

Next $3 billion	0.60

Over $8 billion	0.59

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (j) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (i) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2021.

31

TRUSTEES	OFFICERS
Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund.

© 2020 Goldman Sachs. All rights reserved.

VITSCSAR-20/211857-OTU-1243150

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Growth Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2020

Goldman Sachs Variable Insurance Trust Strategic Growth Fund

Recent Market Events related to COVID-19

An outbreak of a novel strain of coronavirus (COVID-19) has emerged globally. The outbreak of COVID-19 has prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, curfews and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, and disruption in manufacturing and supply chains. While governments have already taken unprecedented action to limit disruption to the financial system, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions, events, or actions. The full extent of the impact of COVID-19 on the Fund’s performance cannot be determined at this time and will depend on future developments, including the duration and the continued spread of the outbreak. Goldman Sachs Asset Management’s long-term commitment to you, our Fund shareholders, remains unchanged. We encourage you to maintain perspective and stay current with timely commentary and investment insights by visiting gsam.com.

1

FUND BASICS

Strategic Growth Fund

as of June 30, 2020

PERFORMANCE REVIEW

January 1, 2020–June 30, 2020	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Institutional	9.24%	9.81%
Service	9.07	9.81

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/203,4

Holding	% of Net Assets	Line of Business
Microsoft Corp.	6.6%	Software & Services
Apple, Inc.	6.6	Technology Hardware & Equipment
Amazon.com, Inc.	5.0	Retailing
Facebook, Inc. Class A	4.7	Media & Entertainment
Visa, Inc. Class A	3.4	Software & Services
Alphabet, Inc. Class A	3.3	Media & Entertainment
Adobe, Inc.	2.9	Software & Services
Mastercard, Inc. Class A	2.7	Software & Services
NVIDIA Corp.	2.5	Semiconductors & Semiconductor Equipment
PayPal Holdings, Inc.	2.4	Software & Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

[4]

The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund) which represents 2.7% of the Fund’s net assets as of June 30, 2020.

FUND vs. BENCHMARK SECTOR ALLOCATIONS5

As of June 30, 2020

*	Percentage is less than 0.05.
[5]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

June 30, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – 97.3%
Automobiles & Components – 2.1%
34,004	Aptiv plc	$2,649,591
4,749	Tesla, Inc.*	5,128,018

		7,777,609

Capital Goods – 2.2%
12,497	Boeing Co. (The)	2,290,700
16,512	Deere & Co.	2,594,861
7,685	Honeywell International, Inc.	1,111,174
6,825	Northrop Grumman Corp.	2,098,278

		8,095,013

Commercial & Professional Services – 0.8%
17,587	Verisk Analytics, Inc.	2,993,307

Consumer Durables & Apparel – 2.9%
8,964	Lululemon Athletica, Inc.*	2,796,858
69,625	NIKE, Inc. Class B	6,826,731
22,920	PVH Corp.	1,101,306

		10,724,895

Consumer Services – 1.6%
36,175	Las Vegas Sands Corp.	1,647,409
22,446	McDonald’s Corp.	4,140,614

		5,788,023

Diversified Financials – 1.7%
17,985	Cboe Global Markets, Inc.	1,677,641
52,064	Charles Schwab Corp. (The)	1,756,639
29,283	Intercontinental Exchange, Inc.	2,682,323

		6,116,603

Food & Staples Retailing – 0.8%
24,336	Walmart, Inc.	2,914,966

Food, Beverage & Tobacco – 3.2%
95,605	Coca-Cola Co. (The)	4,271,631
12,373	McCormick & Co., Inc. (Non-Voting)	2,219,840
26,741	Mondelez International, Inc. Class A	1,367,267
54,808	Monster Beverage Corp.*	3,799,291

		11,658,029

Health Care Equipment & Services – 7.5%
142,204	Boston Scientific Corp.*	4,992,782
17,874	Danaher Corp.	3,160,659
11,189	Guardant Health, Inc.*	907,764
10,101	Humana, Inc.	3,916,663
11,038	Insulet Corp.*	2,144,242
5,249	Intuitive Surgical, Inc.*	2,991,038
12,297	UnitedHealth Group, Inc.	3,627,000
9,589	Veeva Systems, Inc. Class A*	2,247,853
14,077	West Pharmaceutical Services, Inc.	3,197,872

		27,185,873

Household & Personal Products – 1.0%
18,551	Estee Lauder Cos., Inc. (The) Class A	3,500,203

Common Stocks – (continued)
Materials – 2.2%
11,968	Ecolab, Inc.	2,381,034
9,551	Linde plc	2,025,863
6,463	Martin Marietta Materials, Inc.	1,335,062
4,157	Sherwin-Williams Co. (The)	2,402,122

		8,144,081

Media & Entertainment – 12.1%
8,369	Alphabet, Inc. Class A*	11,867,661
5,126	Alphabet, Inc. Class C*	7,246,165
75,830	Facebook, Inc. Class A*	17,218,718
17,303	Netflix, Inc.*	7,873,557

		44,206,101

Pharmaceuticals, Biotechnology & Life Sciences – 8.6%
12,297	10X Genomics, Inc. Class A*	1,098,245
51,675	Adaptive Biotechnologies Corp.*	2,500,036
64,875	AstraZeneca plc ADR	3,431,239
24,935	BioMarin Pharmaceutical, Inc.*	3,075,483
68,186	Bristol-Myers Squibb Co.	4,009,337
26,839	Eli Lilly and Co.	4,406,427
12,210	Illumina, Inc.*	4,521,973
45,947	Immunomedics, Inc.*	1,628,362
3,887	Regeneron Pharmaceuticals, Inc.*	2,424,128
15,617	Sarepta Therapeutics, Inc.*	2,504,030
9,572	Seattle Genetics, Inc.*	1,626,474

		31,225,734

Real Estate Investment Trusts – 2.3%
18,145	American Tower Corp.	4,691,208
5,086	Equinix, Inc.	3,571,898

		8,263,106

Retailing – 6.5%
6,619	Amazon.com, Inc.*	18,260,630
34,581	Ross Stores, Inc.	2,947,684
11,777	Ulta Beauty, Inc.*	2,395,677

		23,603,991

Semiconductors & Semiconductor Equipment – 6.2%
15,514	Analog Devices, Inc.	1,902,637
23,509	NVIDIA Corp.	8,931,304
32,027	NXP Semiconductors NV	3,652,359
90,080	QUALCOMM, Inc.	8,216,197

		22,702,497

Software & Services – 26.6%
24,101	Accenture plc Class A	5,174,967
24,592	Adobe, Inc.*	10,705,143
18,360	Atlassian Corp. plc Class A*	3,309,757
33,096	Fidelity National Information Services, Inc.	4,437,843
9,187	HubSpot, Inc.*	2,061,103
33,800	Mastercard, Inc. Class A	9,994,660
118,657	Microsoft Corp.	24,147,886
50,820	PayPal Holdings, Inc.*	8,854,369
23,398	salesforce.com, Inc.*	4,383,147

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
12,243	ServiceNow, Inc.*	$4,959,150
64,783	Visa, Inc. Class A	12,514,132
33,816	Workday, Inc. Class A*	6,335,766

		96,877,923

Technology Hardware & Equipment – 7.5%
36,099	Amphenol Corp. Class A	3,458,645
65,457	Apple, Inc.	23,878,714

		27,337,359

Transportation – 1.5%
26,835	CSX Corp.	1,871,473
21,133	Union Pacific Corp.	3,572,956

		5,444,429

TOTAL COMMON STOCKS
(Cost $200,225,019)		$354,559,742

Shares	Dividend Rate	Value

Investment Company(a) – 2.7%
Goldman Sachs Financial Square Government Fund — Institutional Shares
9,828,693	0.155%	$9,828,693
(Cost $9,828,693)

TOTAL INVESTMENTS – 100.0%
(Cost $210,053,712)		$364,388,435

LIABILITIES IN EXCESS OF OTHER ASSETS – 0.0%		(96,135)

NET ASSETS – 100.0%		$364,292,300

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $200,225,019)	$354,559,742
Investments in affiliated issuers, at value (cost $9,828,693)	9,828,693
Cash	237,540
Receivables:
Fund shares sold	212,438
Dividends	133,925
Reimbursement from investment adviser	21,679
Securities lending income	5,442

Total assets	364,999,459

Liabilities:
Payables:
Fund shares redeemed	242,979
Management fees	208,681
Distribution and Service fees and Transfer Agency fees	52,149
Accrued expenses	203,350

Total liabilities	707,159

Net Assets:
Paid-in capital	191,355,353
Total distributable earnings (loss)	172,936,947

NET ASSETS	$364,292,300
Net Assets:
Institutional	$136,077,067
Service	228,215,233

Total Net Assets	$364,292,300
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	10,464,402
Service	17,562,726
Net asset value, offering and redemption price per share:
Institutional	$13.00
Service	12.99

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $3,110)	$1,475,718
Dividends — affiliated issuers	7,057
Securities lending income — unaffiliated issuer	5,917

Total investment income	1,488,692

Expenses:
Management fees	1,169,086
Distribution and Service fees — Service Shares	255,838
Printing and mailing costs	51,444
Professional fees	45,232
Custody, accounting and administrative services	33,243
Transfer Agency fees(a)	32,929
Trustee fees	9,711
Other	5,284

Total expenses	1,602,767

Less — expense reductions	(125,695)

Net expenses	1,477,072

NET INVESTMENT INCOME	11,620

Realized and unrealized gain:
Net realized gain from investments — unaffiliated issuers	18,113,408

Net change in unrealized gain on investments — unaffiliated issuers	102,580

Net realized and unrealized gain	18,215,988

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,227,608

(a)	Institutional and Service Shares incurred Transfer Agency fees of $12,464 and $20,465, respectively.

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income	$11,620	$435,982
Net realized gain	18,113,408	18,838,812
Net change in unrealized gain	102,580	74,794,292

Net increase in net assets resulting from operations	18,227,608	94,069,086

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(13,128,250)
Service Shares	—	(24,038,886)

Total distributions to shareholders	—	(37,167,136)

From share transactions:
Proceeds from sales of shares	74,571,253	99,931,813
Reinvestment of distributions	—	37,167,136
Cost of shares redeemed	(99,567,235)	(64,553,057)

Net increase (decrease) in net assets resulting from share transactions	(24,995,982)	72,545,892

TOTAL INCREASE (DECREASE)	(6,768,374)	129,447,842

Net Assets:

Beginning of period	371,060,674	241,612,832

End of period	$364,292,300	$371,060,674

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Growth Fund
	Institutional Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$11.90		$9.78	$19.73	$15.83	$15.62	$16.16

Net investment income(a)	0.01		0.03	0.06	0.09	0.07	0.09	(b)

Net realized and unrealized gain (loss)	1.09		3.43	(0.18)	4.77	0.24	0.46

Total from investment operations	1.10		3.46	(0.12)	4.86	0.31	0.55

Distributions to shareholders from net investment income	—		(0.04)	(0.10)	(0.10)	(0.10)	(0.06)

Distributions to shareholders from net realized gains	—		(1.30)	(9.73)	(0.86)	— (c)	(1.03)

Total distributions	—		(1.34)	(9.83)	(0.96)	(0.10)	(1.09)

Net asset value, end of period	$13.00		$11.90	$9.78	$19.73	$15.83	$15.62

Total return(d)	9.24%		35.53%	(1.04)%	30.66%	1.98%	3.40%

Net assets, end of period (in 000s)	$136,077		$129,686	$102,199	$115,693	$98,090	$109,801

Ratio of net expenses to average net assets	0.74	%(e)	0.77%	0.74%	0.76%	0.79%	0.79%

Ratio of total expenses to average net assets	0.82	%(e)	0.85%	0.82%	0.82%	0.84%	0.83%

Ratio of net investment income to average net assets	0.15	%(e)	0.29%	0.30%	0.48%	0.48%	0.55	%(b)

Portfolio turnover rate(f)	39%		44%	41%	37%	72%	56%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.20% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Growth Fund
	Service Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$11.91		$9.78	$19.68	$15.79	$15.59	$16.13

Net investment income(a)	—	(b)	0.01	0.01	0.04	0.03	0.05	(c)

Net realized and unrealized gain (loss)	1.08		3.43	(0.18)	4.76	0.23	0.46

Total from investment operations	1.08		3.44	(0.17)	4.80	0.26	0.51

Distributions to shareholders from net investment income	—		(0.01)	—	(0.05)	(0.06)	(0.02)

Distributions to shareholders from net realized gains	—		(1.30)	(9.73)	(0.86)	— (b)	(1.03)

Total distributions	—		(1.31)	(9.73)	(0.91)	(0.06)	(1.05)

Net asset value, end of period	$12.99		$11.91	$9.78	$19.68	$15.79	$15.59

Total return(d)	9.07%		35.32%	(1.32)%	30.36%	1.69%	3.14%

Net assets, end of period (in 000s)	$228,215		$241,375	$139,414	$425,679	$368,242	$360,966

Ratio of net expenses to average net assets	0.99	%(e)	1.02%	0.99%	1.01%	1.04%	1.04%

Ratio of total expenses to average net assets	1.07	%(e)	1.10%	1.07%	1.07%	1.08%	1.08%

Ratio of net investment income (loss) to average net assets	(0.08	)%(e)	0.04%	0.04%	0.23%	0.22%	0.29	%(c)

Portfolio turnover rate(f)	39%		44%	41%	37%	72%	56%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.20% of average net assets.
(d)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements

June 30, 2020 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$9,109,461	$—	$—
North America	345,450,281	—	—
Investment Company	9,828,693	—	—

Total	$364,388,435	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security aluations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

0.71%	0.64%	0.61%	0.59%	0.58%	0.71%	0.71%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2020, GSAM waived $2,720 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.014%. The Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended June 30, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
$2,720	$1,117	$121,858	$125,695

E.  Line of Credit Facility — As of June 30, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2020, Goldman Sachs earned $857 in brokerage commissions from portfolio transactions.

The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2020	Shares as of June 30, 2020	Dividend Income from Affiliated Investment Company
$1,563,204	$76,596,325	$(68,330,836)	$9,828,693	9,828,693	$7,057

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2020, were $128,327,951 and $161,660,055, respectively.

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund,

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

6.    SECURITIES LENDING (continued)

at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of June 30, 2020.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2020, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2020

$1,651,105	$7,164,461	$(8,815,566)	$—

7.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2019, the Fund’s certain timing differences, on a tax-basis were as follows:

Timing differences (Post October Loss Deferral)	$(28,908)

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

7.    TAX INFORMATION (continued)

As of June 30, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$210,447,333
Gross unrealized gain	155,636,937
Gross unrealized loss	(1,695,835)
Net unrealized gain	$153,941,102

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2020 (Unaudited)		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	320,068	$3,715,181	583,898	$7,062,304
Reinvestment of distributions	—	—	1,118,249	13,128,250
Shares redeemed	(750,378)	(8,701,945)	(1,261,183)	(14,783,803)
	(430,310)	(4,986,764)	440,964	5,406,751
Service Shares
Shares sold	6,112,146	70,856,072	8,337,088	92,869,509
Reinvestment of distributions	—	—	2,045,863	24,038,886
Shares redeemed	(8,816,928)	(90,865,290)	(4,367,583)	(49,769,254)
	(2,704,782)	(20,009,218)	6,015,368	67,139,141

NET INCREASE (DECREASE)	(3,135,092)	$(24,995,982)	6,456,332	$72,545,892

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Liquidity Risk Management Program

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 11-12, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended June 30, 2020 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/20	Ending Account Value 06/30/20		Expenses Paid for the 6 Months Ended 06/30/20*
Institutional

Actual	$1,000	$1,092.40		$3.85
Hypothetical 5% return	1,000	1,021.18	+	3.72
Service

Actual	1,000	1,090.70		5.15
Hypothetical 5% return	1,000	1,019.94	+	4.97

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.74%, and 0.99% for Institutional and Service Shares, respectively.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic Growth Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2019, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2020. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2020.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.71%

Next $1 billion	0.64

Next $3 billion	0.61

Next $3 billion	0.59

Over $8 billion	0.58

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Fund’s securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (j) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (k) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2021.

23

TRUSTEES	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary
Jessica Palmer, Chair
Dwight L. Bush
Kathryn A. Cassidy
Diana M. Daniels
Joaquin Delgado
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund.

© 2020 Goldman Sachs. All rights reserved.

VITGRWSAR-20/211773-OTU-1244916

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

International Equity Insights Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2020

Goldman Sachs Variable Insurance Trust International Equity Insights Fund

Recent Market Events related to COVID-19

An outbreak of a novel strain of coronavirus (COVID-19) has emerged globally. The outbreak of COVID-19 has prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, curfews and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, and disruption in manufacturing and supply chains. While governments have already taken unprecedented action to limit disruption to the financial system, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions, events, or actions. The full extent of the impact of COVID-19 on the Fund’s performance cannot be determined at this time and will depend on future developments, including the duration and the continued spread of the outbreak. Goldman Sachs Asset Management’s long-term commitment to you, our Fund shareholders, remains unchanged. We encourage you to maintain perspective and stay current with timely commentary and investment insights by visiting gsam.com.

1

FUND BASICS

International Equity Insights Fund

as of June 30, 2020

PERFORMANCE REVIEW

January 1, 2020-June 30, 2020	Fund Total Return (based on NAV)[1]	MSCI EAFE Standard Index[2]
Institutional	-11.60%	-11.34%
Service	-11.66	-11.34

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI EAFE Standard Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI EAFE Standard Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI EAFE Standard Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/203

Holding	% of Net Assets	Line of Business	Country
Nestle SA (Registered)	3.0%	Food, Beverage & Tobacco	Switzerland
Roche Holding AG	2.5	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Novartis AG (Registered)	2.1	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
ASML Holding NV	1.8	Semiconductors & Semiconductor Equipment	Netherlands
Novo Nordisk A/S Class B	1.5	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Schneider Electric SE	1.2	Capital Goods	France
Allianz SE (Registered)	1.2	Insurance	Germany
Enel SpA	1.1	Utilities	Italy
Zurich Insurance Group AG	1.1	Insurance	Switzerland
Diageo plc	1.1	Food, Beverage & Tobacco	United Kingdom

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2020

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – 98.2%
Australia – 7.9%
10,213	ASX Ltd. (Diversified Financials)	$607,044
56,559	Aurizon Holdings Ltd. (Transportation)	192,463
20,600	Beach Energy Ltd. (Energy)	22,007
19,796	BHP Group Ltd. (Materials)	492,879
38,194	BHP Group plc (Materials)	781,566
68,714	Brambles Ltd. (Commercial & Professional Services)	521,017
103,899	Evolution Mining Ltd. (Materials)	412,738
57,641	Fortescue Metals Group Ltd. (Materials)	560,367
15,197	Goodman Group (REIT)	156,806
8,051	IGO Ltd. (Materials)	27,470
4,847	Magellan Financial Group Ltd. (Diversified Financials)	197,930
5,372	Newcrest Mining Ltd. (Materials)	119,119
5,734	Rio Tinto Ltd. (Materials)	392,628
14,333	Rio Tinto plc ADR (Materials)	805,228
95,942	Santos Ltd. (Energy)	356,576
4,144	Wesfarmers Ltd. (Retailing)	128,846
11,543	Woodside Petroleum Ltd. (Energy)	174,445

		5,949,129

Austria – 0.0%
687	OMV AG (Energy)*	23,182

Belgium – 0.7%
2,423	Galapagos NV (Pharmaceuticals, Biotechnology & Life Sciences)*	478,246
273	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	31,681

		509,927

Cambodia – 0.3%
202,000	NagaCorp Ltd. (Consumer Services)	235,643

China – 1.0%
9,500	ENN Energy Holdings Ltd. (Utilities)	107,354
59,000	Fosun International Ltd. (Capital Goods)	75,616
174,000	Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)	271,051
278,000	Uni-President China Holdings Ltd. (Food, Beverage & Tobacco)	278,085

		732,106

Denmark – 2.2%
17,168	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,118,456
5,520	Vestas Wind Systems A/S (Capital Goods)	565,264

		1,683,720

Finland – 0.7%
4,699	Neste OYJ (Energy)	184,558

Common Stocks – (continued)
Finland – (continued)
8,669	Nokia OYJ (Technology Hardware & Equipment)	37,883
11,674	Valmet OYJ (Capital Goods)	305,973

		528,414

France – 8.7%
14,108	BNP Paribas SA (Banks)*	563,671
7,168	Bouygues SA (Capital Goods)*	245,536
4,264	Capgemini SE (Software & Services)	492,072
692	Christian Dior SE (Consumer Durables & Apparel)	294,428
25,258	Credit Agricole SA (Banks)*	239,842
7,027	Danone SA (Food, Beverage & Tobacco)	487,767
1,373	Eiffage SA (Capital Goods)*	125,858
381	Hermes International (Consumer Durables & Apparel)	319,891
8,545	Legrand SA (Capital Goods)	649,270
332	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	146,576
8,011	Natixis SA (Diversified Financials)*	21,129
1,625	Peugeot SA (Automobiles & Components)*	26,649
4,954	Publicis Groupe SA (Media & Entertainment)	160,931
4,798	Rexel SA (Capital Goods)	54,991
2,795	Safran SA (Capital Goods)*	281,153
2,615	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	266,690
1,533	Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)	388,673
8,247	Schneider Electric SE (Capital Goods)	917,369
5,582	SCOR SE (Insurance)*	154,165
494	Teleperformance (Commercial & Professional Services)*	125,813
7,526	TOTAL SA (Energy)	290,191
8,497	Valeo SA (Automobiles & Components)	224,112
2,537	Vivendi SA (Media & Entertainment)	65,555

		6,542,332

Germany – 6.3%
4,400	Allianz SE (Registered) (Insurance)	899,107
5,378	Aurubis AG (Materials)	332,462
625	Bechtle AG (Software & Services)	110,775
4,279	Deutsche Boerse AG (Diversified Financials)	774,400
21,556	Deutsche Post AG (Registered) (Transportation)	791,534
3,526	Deutsche Telekom AG (Registered) (Telecommunication Services)	59,164

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
3,984	DWS Group GmbH & Co. KGaA (Diversified Financials)*(a)	$145,165
2,486	Freenet AG (Telecommunication Services)	39,922
1,370	Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)	117,861
901	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	83,266
2,202	HelloFresh SE (Retailing)*	117,796
144	Henkel AG & Co. KGaA (Household & Personal Products)	12,047
4,396	Henkel AG & Co. KGaA (Preference) (Household & Personal Products)(b)	410,119
372	MorphoSys AG (Pharmaceuticals, Biotechnology & Life Sciences)*	47,165
2,309	Nemetschek SE (Software & Services)	158,657
953	Porsche Automobil Holding SE (Preference) (Automobiles & Components)*,(b)	55,197
4,886	Scout24 AG (Media & Entertainment)(a)	378,019
1,322	Siltronic AG (Semiconductors & Semiconductor Equipment)	135,563
1,466	Software AG (Software & Services)	59,212

		4,727,431

Hong Kong – 1.1%
4,000	CK Asset Holdings Ltd. (Real Estate)	23,987
16,000	CLP Holdings Ltd. (Utilities)	157,140
3,500	Jardine Matheson Holdings Ltd. (Capital Goods)	146,338
39,500	Sun Hung Kai Properties Ltd. (Real Estate)	504,622

		832,087

Ireland – 0.1%
1,275	Smurfit Kappa Group plc (Materials)	42,847

Israel – 0.1%
2,710	Plus500 Ltd. (Diversified Financials)	44,202

Italy – 4.2%
69,231	A2A SpA (Utilities)	98,407
755	Banca Generali SpA (Diversified Financials)	22,702
757	DiaSorin SpA (Health Care Equipment & Services)	145,379
97,253	Enel SpA (Utilities)	841,087
3,284	Ferrari NV (Automobiles & Components)	562,534
365,868	Intesa Sanpaolo SpA (Banks)*	703,085

Common Stocks – (continued)
Italy – (continued)
37,242	Poste Italiane SpA (Insurance)(a)	$325,318
20,458	Prysmian SpA (Capital Goods)	474,592

		3,173,104

Japan – 27.2%
1,200	Alps Alpine Co. Ltd. (Technology Hardware & Equipment)	15,467
1,500	ASKUL Corp. (Retailing)	48,180
42,600	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	711,401
1,800	Beenos, Inc. (Retailing)	17,262
17,200	Benesse Holdings, Inc. (Consumer Services)	461,297
10,100	Chubu Electric Power Co., Inc. (Utilities)	126,674
6,200	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	331,948
4,300	Cleanup Corp. (Consumer Durables & Apparel)	22,871
21,800	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	501,190
23,900	DCM Holdings Co. Ltd. (Retailing)	274,048
34,800	DeNA Co. Ltd. (Media & Entertainment)	434,488
13,800	Dentsu Group, Inc. (Media & Entertainment)	327,358
4,600	Fuji Kosan Co. Ltd. (Energy)	18,915
8,700	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	372,375
5,800	Fujitsu Ltd. (Software & Services)	679,083
1,100	Glory Ltd. (Capital Goods)	25,091
1,600	Hikari Tsushin, Inc. (Retailing)	365,837
18,700	Hitachi Ltd. (Technology Hardware & Equipment)	594,376
1,700	Ibiden Co. Ltd. (Technology Hardware & Equipment)	49,759
3,400	Ichinen Holdings Co. Ltd. (Transportation)	37,872
3,500	Itochu Enex Co. Ltd. (Energy)	28,440
1,000	Izumi Co. Ltd. (Retailing)	31,700
313	Japan Retail Fund Investment Corp. (REIT)	391,494
23,900	Kamigumi Co. Ltd. (Transportation)	470,029
18,700	KDDI Corp. (Telecommunication Services)	557,955
800	Kohnan Shoji Co. Ltd. (Retailing)	25,222
2,100	Komeri Co. Ltd. (Retailing)	53,860
14,100	Konami Holdings Corp. (Media & Entertainment)	470,501
17,100	K’s Holdings Corp. (Retailing)	233,588

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
500	Kurabo Industries Ltd. (Consumer Durables & Apparel)	$10,526
3,800	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	138,087
9,000	Mazda Motor Corp. (Automobiles & Components)	54,377
6,300	MEIJI Holdings Co. Ltd. (Food, Beverage & Tobacco)	501,330
12,400	Mitsubishi Materials Corp. (Materials)	261,832
5,500	MrMax Holdings Ltd. (Retailing)	30,963
12,900	NEC Networks & System Integration Corp. (Software & Services)	263,898
24,100	Nexon Co. Ltd. (Media & Entertainment)	543,610
5,700	Nippon Kayaku Co. Ltd. (Materials)	59,630
17,100	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	398,421
2,700	Nitori Holdings Co. Ltd. (Retailing)	529,386
2,200	Nitto Denko Corp. (Materials)	124,718
5,300	NOK Corp. (Automobiles & Components)	66,014
9,900	Nomura Research Institute Ltd. (Software & Services)	270,396
13,900	NTT DOCOMO, Inc. (Telecommunication Services)	369,017
500	OBIC Business Consultants Co. Ltd. (Software & Services)	26,589
12,800	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	373,588
41,800	ORIX Corp. (Diversified Financials)	519,041
11,200	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	488,118
18,600	Panasonic Corp. (Consumer Durables & Apparel)	163,104
11,000	Rakuten, Inc. (Retailing)	97,163
14,800	Sankyo Co. Ltd. (Consumer Durables & Apparel)	358,240
1,000	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	51,398
2,000	Secom Co. Ltd. (Commercial & Professional Services)	175,485
38,600	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	462,707
18,700	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	611,743
4,900	Shimachu Co. Ltd. (Retailing)	136,185

Common Stocks – (continued)
Japan – (continued)
9,000	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	564,600
25,700	Softbank Corp. (Telecommunication Services)	327,578
5,900	SoftBank Group Corp. (Telecommunication Services)	$297,523
1,400	Square Enix Holdings Co. Ltd. (Media & Entertainment)	70,930
2,100	St Marc Holdings Co. Ltd. (Consumer Services)	32,399
25,100	Subaru Corp. (Automobiles & Components)	525,586
22,500	Sumitomo Electric Industries Ltd. (Automobiles & Components)	259,553
9,500	Sundrug Co. Ltd. (Food & Staples Retailing)	314,410
21,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	765,266
24,700	TIS, Inc. (Software & Services)	522,964
2,900	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	715,557
5,800	Tokyo Individualized Educational Institute, Inc. (Consumer Services)	27,873
30,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	501,568
4,900	Towa Corp. (Semiconductors & Semiconductor Equipment)	53,281
2,500	Toyo Seikan Group Holdings Ltd. (Materials)	28,193
200	Toyota Motor Corp. (Automobiles & Components)	12,577
1,100	Welcia Holdings Co. Ltd. (Food & Staples Retailing)	88,866
92,900	Yamada Denki Co. Ltd. (Retailing)	460,822
900	Yamaha Motor Co. Ltd. (Automobiles & Components)	14,175
3,400	Zenkoku Hosho Co. Ltd. (Diversified Financials)	128,445

		20,476,013

Luxembourg – 0.2%
281	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)*	177,237

Netherlands – 6.4%
3,784	ASM International NV (Semiconductors & Semiconductor Equipment)	582,534
3,653	ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,336,316

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
3,038	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	$134,704
3,446	Euronext NV (Diversified Financials)(a)	346,855
22,202	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	605,095
1,792	Koninklijke DSM NV (Materials)	248,762
12,408	Koninklijke Philips NV (Health Care Equipment & Services)*	578,805
13,097	Signify NV (Capital Goods)*(a)	336,724
8,499	Wolters Kluwer NV (Commercial & Professional Services)	663,820

		4,833,615

New Zealand – 0.5%
3,782	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Services)	87,125
4,466	Xero Ltd. (Software & Services)*	280,533

		367,658

Norway – 1.7%
37,640	DNB ASA (Banks)	502,400
14,968	Orkla ASA (Food, Beverage & Tobacco)	131,413
4,046	Salmar ASA (Food, Beverage & Tobacco)*	193,825
13,430	Yara International ASA (Materials)	468,201

		1,295,839

Singapore – 1.4%
33,200	DBS Group Holdings Ltd. (Banks)	499,555
160,100	Frencken Group Ltd. (Capital Goods)	102,035
74,100	Singapore Exchange Ltd. (Diversified Financials)	445,909

		1,047,499

South Africa – 0.5%
15,508	Anglo American plc (Materials)	357,509

Spain – 1.3%
18,312	ACS Actividades de Construccion y Servicios SA (Capital Goods)	470,599
119,316	Banco Santander SA (Banks)	291,902
3,538	Cellnex Telecom SA (Telecommunication Services)(a)	216,093

		978,594

Sweden – 3.6%
19,767	Boliden AB (Materials)	453,385
16,536	Essity AB Class B (Household & Personal Products)*	536,120
2,200	Investor AB Class A (Diversified Financials)	115,671

Common Stocks – (continued)
Sweden – (continued)
8,817	Investor AB Class B (Diversified Financials)	467,723
4,966	Kinnevik AB Class B (Diversified Financials)	131,089
16,096	Sandvik AB (Capital Goods)*	303,019
2,926	SKF AB Class B (Capital Goods)	54,697
8,929	Swedish Match AB (Food, Beverage & Tobacco)	629,992

		2,691,696

Switzerland – 11.8%
1,293	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	684,899
20,404	Nestle SA (Registered) (Food, Beverage & Tobacco)	2,262,204
18,061	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,573,494
5,465	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,893,347
2,346	Sonova Holding AG (Registered) (Health Care Equipment & Services)*	469,611
21,650	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	591,446
1,070	Swiss Life Holding AG (Registered) (Insurance)	398,060
467	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	165,509
2,303	Zurich Insurance Group AG (Insurance)	816,023

		8,854,593

United Kingdom – 10.2%
50,984	3i Group plc (Diversified Financials)	524,982
12,340	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	652,663
39,428	Aviva plc (Insurance)	133,636
41,421	Barratt Developments plc (Consumer Durables & Apparel)	254,579
23,816	boohoo Group plc (Retailing)*	121,960
11,737	British American Tobacco plc (Food, Beverage & Tobacco)	450,147
82,041	BT Group plc (Telecommunication Services)	116,027
39,000	CK Hutchison Holdings Ltd. (Capital Goods)	252,548
24,395	Diageo plc (Food, Beverage & Tobacco)	810,825

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
5,360	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	$244,998
84,554	Direct Line Insurance Group plc (Insurance)	283,514
21,137	Experian plc (Commercial & Professional Services)	741,885
3,408	HomeServe plc (Commercial & Professional Services)	55,097
29,017	Imperial Brands plc (Food, Beverage & Tobacco)	552,386
46,993	Legal & General Group plc (Insurance)	128,114
1,844	London Stock Exchange Group plc (Diversified Financials)	191,767
2,854	Reckitt Benckiser Group plc (Household & Personal Products)	262,564
29,822	RELX plc (Commercial & Professional Services)	690,253
15,019	Segro plc (REIT)	166,110
23,365	SSE plc (Utilities)	395,642
5,879	Unilever plc ADR (Household & Personal Products)	322,640
18,063	Vodafone Group plc ADR (Telecommunication Services)	287,924

		7,640,261

United States – 0.1%
3,782	Carnival plc ADR (Consumer Services)	47,578

TOTAL COMMON STOCKS
(Cost $71,327,254)		$73,792,216

Units	Description	Expiration Month	Value

Right* – 0.1%
Spain – 0.1%
18,312	ACS Actividades de Construccion y Servicios SA (Capital Goods)	07/2020	$28,566
(Cost $28,834)

TOTAL INVESTMENTS – 98.3%
(Cost $71,356,088)			$73,820,782

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%			1,304,173

NET ASSETS – 100.0%			$75,124,955

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $71,356,088)	$73,820,782
Cash	220,521
Foreign currencies, at value (cost $676,557)	679,075
Receivables:
Investments sold	3,162,511
Foreign tax reclaims	454,848
Fund shares sold	82,058
Dividends	78,106
Reimbursement from investment adviser	37,131
Securities lending income	414
Due from broker	225

Total assets	78,535,671

Liabilities:
Payables:
Investments purchased	3,078,456
Management fees	49,908
Distribution and Service fees and Transfer Agency fees	8,660
Fund shares redeemed	1,562
Accrued expenses	272,130

Total liabilities	3,410,716

Net Assets:
Paid-in capital	87,891,143
Total distributable earnings (loss)	(12,766,188)

NET ASSETS	$75,124,955
Net Assets:
Institutional	$38,928,039
Service	36,196,916

Total Net Assets	$75,124,955
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	5,373,897
Service	4,980,747
Net asset value, offering and redemption price per share:
Institutional	$7.24
Service	7.27

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $114,353)	$1,070,505
Securities lending income — affiliated issuer	2,863
Dividends — affiliated issuers	138

Total investment income	1,073,506

Expenses:
Management fees	313,818
Professional fees	77,352
Custody, accounting and administrative services	73,889
Printing and mailing costs	49,551
Distribution and Service fees — Service Shares	48,042
Trustee fees	9,469
Transfer Agency fees(a)	7,748
Other	6,578

Total expenses	586,447

Less — expense reductions	(201,087)

Net expenses	385,360

NET INVESTMENT INCOME	688,146

Realized and unrealized loss:
Net realized loss from:
Investments — unaffiliated issuers	(8,195,156)
Futures contracts	(127,027)
Foreign currency transactions	(53,138)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(3,559,255)
Futures contracts	8,850
Foreign currency translation	(19,812)

Net realized and unrealized loss	(11,945,538)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,257,392)

(a) Institutional and Service Shares incurred Transfer Agency fees of $3,905 and $3,843, respectively.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income	$688,146	$1,762,250
Net realized loss	(8,375,321)	(5,158,069)
Net change in unrealized gain (loss)	(3,570,217)	17,726,059

Net increase (decrease) in net assets resulting from operations	(11,257,392)	14,330,240

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(1,025,867)
Service Shares	—	(1,031,832)

Total distributions to shareholders	—	(2,057,699)

From share transactions:
Proceeds from sales of shares	4,458,224	16,601,906
Reinvestment of distributions	—	2,057,699
Cost of shares redeemed	(10,592,420)	(20,167,663)

Net decrease in net assets resulting from share transactions	(6,134,196)	(1,508,058)

TOTAL INCREASE (DECREASE)	(17,391,588)	10,764,483

Net Assets:

Beginning of period	92,516,543	81,752,060

End of period	$75,124,955	$92,516,543

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Institutional Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Per Share Data

Net asset value, beginning of period	$8.19		$7.08	$10.88	$8.75	$9.19		$9.26

Net investment income(a)	0.07		0.17	0.19	0.17	0.17	(b)	0.14	(c)

Net realized and unrealized gain (loss)	(1.02)		1.14	(1.94)	2.16	(0.42)		(0.04)

Total from investment operations	(0.95)		1.31	(1.75)	2.33	(0.25)		0.10

Distributions to shareholders from net investment income	—		(0.20)	(0.21)	(0.20)	(0.19)		(0.17)

Distributions to shareholders from net realized gains	—		— (d)	(1.84)	—	—		—

Total distributions	—		(0.20)	(2.05)	(0.20)	(0.19)		(0.17)

Net asset value, end of period	$7.24		$8.19	$7.08	$10.88	$8.75		$9.19

Total return(e)	(11.60)%		18.45%	(16.28)%	26.60%	(2.72)%		1.05%

Net assets, end of period (in 000s)	$38,928		$43,632	$37,829	$41,512	$37,061		$41,737

Ratio of net expenses to average net assets	0.87	%(f)	0.90%	0.87%	0.87%	0.89%		0.89%

Ratio of total expenses to average net assets	1.40	%(f)	1.31%	1.23%	1.02%	1.06%		1.06%

Ratio of net investment income to average net assets	1.95	%(f)	2.14%	1.79%	1.69%	1.94	%(b)	1.42	%(c)

Portfolio turnover rate(g)	88%		146%	156%	23%	39%		58%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.03 per share and 0.36% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.02 per share and 0.17% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Service Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Per Share Data

Net asset value, beginning of period	$8.23		$7.11	$10.91	$8.78	$9.21		$9.28

Net investment income(a)	0.06		0.15	0.14	0.14	0.15	(b)	0.12	(c)

Net realized and unrealized gain (loss)	(1.02)		1.15	(1.93)	2.16	(0.42)		(0.05)

Total from investment operations	(0.96)		1.30	(1.79)	2.30	(0.27)		0.07

Distributions to shareholders from net investment income	—		(0.18)	(0.17)	(0.17)	(0.16)		(0.14)

Distributions to shareholders from net realized gains	—		— (d)	(1.84)	—	—		—

Total distributions	—		(0.18)	(2.01)	(0.17)	(0.16)		(0.14)

Net asset value, end of period	$7.27		$8.23	$7.11	$10.91	$8.78		$9.21

Total return(e)	(11.66)%		18.23%	(16.55)%	26.21%	(2.86)%		0.77%

Net assets, end of period (in 000s)	$36,197		$48,884	$43,923	$123,778	$105,362		$116,811

Ratio of net expenses to average net assets	1.12	%(f)	1.15%	1.12%	1.12%	1.14%		1.14%

Ratio of total expenses to average net assets	1.64	%(f)	1.55%	1.43%	1.27%	1.31%		1.31%

Ratio of net investment income to average net assets	1.60	%(f)	1.89%	1.30%	1.44%	1.68	%(b)	1.18	%(c)

Portfolio turnover rate(g)	88%		146%	156%	23%	39%		58%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.03 per share and 0.36% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.02 per share and 0.17% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements

June 30, 2020 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs International Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets,

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$357,509	$—
Asia		$23,367,550
Australia and Oceania	805,228	5,511,559	—
Europe	2,505,852	41,225,506	—
North America	47,578	—	—

Total	$3,358,658	$70,462,124	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(127,027)	$8,850	8

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2020.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.    Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

0.81%	0.73%	0.69%	0.68%	0.67%	0.81%	0.81%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2020, GSAM waived $14 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.044%. The Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended June 30, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$14	$1,266	$199,807	$201,087

E.  Line of Credit Facility — As of June 30, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2020	Shares as of June 30, 2020	Dividend Income from Affiliated Investment Company

$—	$527,357	$(527,357)	$—	—	$138

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2020, were $67,531,663 and $72,507,549, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

7.    SECURITIES LENDING (continued)

the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2020, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Six months ended June 30, 2020
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2020

$318	$—	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2020

$—	$1,751,300	$(1,751,300)	$—

8.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2019, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Capital loss carryforwards:
Perpetual long-term	$(1,372,409)
Perpetual short-term	(5,825,984)
Total capital loss carryforwards	$(7,198,393)
Timing differences (Post October Loss Deferral)	$(104,307)

As of June 30, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$71,747,985
Gross unrealized gain	6,973,832
Gross unrealized loss	(4,901,035)
Net unrealized gain	$2,072,797

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts and differences in the tax treatment of passive foreign investment company investments.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

8.    TAX INFORMATION (continued)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.
Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

9.    OTHER RISKS (continued)

a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2020 (Unaudited)		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	483,481	$3,527,873	558,464	$4,460,851
Reinvestment of distributions	—	—	125,411	1,025,867
Shares redeemed	(434,986)	(3,052,960)	(703,402)	(5,506,238)
	48,495	474,913	(19,527)	(19,520)
Service Shares
Shares sold	139,068	930,351	1,537,107	12,141,055
Reinvestment of distributions	—	—	125,527	1,031,832
Shares redeemed	(1,098,469)	(7,539,460)	(1,901,273)	(14,661,425)
	(959,401)	(6,609,109)	(238,639)	(1,488,538)

NET DECREASE	(910,906)	$(6,134,196)	(258,166)	$(1,508,058)

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Liquidity Risk Management Program

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 11-12, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended June 30, 2020 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/20	Ending Account Value 06/30/20		Expenses Paid for the 6 Months Ended 06/30/20*
Institutional

Actual	$1,000	$884.00		$4.08
Hypothetical 5% return	1,000	1,020.54	+	4.37
Service

Actual	1,000	883.40		5.24
Hypothetical 5% return	1,000	1,019.29	+	5.62

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.87% and 1.12% for Institutional and Service Shares, respectively.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs International Equity Insights Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2019, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Provider as of March 31, 2020. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Fund’s portfolio management team to continue to enhance the investment model used in managing the Fund.

The Trustees observed that the Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the ten-year period and in the fourth quartile for the one-, three-, and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2020.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.81%

Next $1 billion	0.73

Next $3 billion	0.69

Next $3 billion	0.68

Over $8 billion	0.67

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (j) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (i) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2021.

30

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria,
Kathryn A. Cassidy	Principal Financial Officer,
Diana M. Daniels	Principal Accounting Officer and Treasurer
Joaquin Delgado	Caroline L. Kraus, Secretary
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of June 30, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs International Equity Insights Fund.

© 2020 Goldman Sachs. All rights reserved.

VITINTLSAR-20/211860-OTU-1243146

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

U.S. Equity Insights Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2020

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Goldman Sachs Variable Insurance Trust U.S. Equity Insights Fund

Recent Market Events related to COVID-19

An outbreak of a novel strain of coronavirus (COVID-19) has emerged globally. The outbreak of COVID-19 has prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, curfews and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, and disruption in manufacturing and supply chains. While governments have already taken unprecedented action to limit disruption to the financial system, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions, events, or actions. The full extent of the impact of COVID-19 on the Fund’s performance cannot be determined at this time and will depend on future developments, including the duration and the continued spread of the outbreak. Goldman Sachs Asset Management’s long-term commitment to you, our Fund shareholders, remains unchanged. We encourage you to maintain perspective and stay current with timely commentary and investment insights by visiting gsam.com.

1

FUND BASICS

Goldman Sachs Variable Insurance Trust U.S. Equity Insights Fund

as of June 30, 2020

PERFORMANCE REVIEW

January 1, 2020–June 30, 2020	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Institutional	-1.45%	-3.08%
Service	-1.55	-3.08

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/203

Holding	% of Net Assets	Line of Business
Apple, Inc.	6.8%	Technology Hardware & Equipment
Amazon.com, Inc.	5.5	Retailing
Microsoft Corp.	5.5	Software & Services
Facebook, Inc. Class A	2.4	Media & Entertainment
Alphabet, Inc. Class C	2.3	Media & Entertainment
Alphabet, Inc. Class A	2.0	Media & Entertainment
Procter & Gamble Co. (The)	1.9	Household & Personal Products
PayPal Holdings, Inc.	1.8	Software & Services
Bank of America Corp.	1.7	Banks
Home Depot, Inc. (The)	1.6	Retailing

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2020

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – 99.4%
Automobiles & Components – 0.5%
55,466	General Motors Co.	$1,403,290

Banks – 5.2%
208,636	Bank of America Corp.	4,955,105
77,202	Citigroup, Inc.	3,945,022
29,140	Citizens Financial Group, Inc.	735,493
3,920	First Hawaiian, Inc.	67,581
4,560	JPMorgan Chase & Co.	428,914
35,644	Popular, Inc.	1,324,887
15,595	US Bancorp	574,208
96,723	Wells Fargo & Co.	2,476,109
7,884	Western Alliance Bancorp	298,567

		14,805,886

Capital Goods – 4.0%
373	AMETEK, Inc.	33,335
13,628	Caterpillar, Inc.	1,723,942
232,278	General Electric Co.	1,586,459
30,540	Johnson Controls International plc	1,042,636
10,473	Lockheed Martin Corp.	3,821,807
20,787	Masco Corp.	1,043,715
8,037	Raytheon Technologies Corp.	495,240
3,464	Snap-on, Inc.	479,799
3,652	Teledyne Technologies, Inc.*	1,135,589

		11,362,522

Commercial & Professional Services – 0.9%
16,338	IHS Markit Ltd.	1,233,519
14,901	TransUnion	1,296,983

		2,530,502

Consumer Durables & Apparel – 0.3%
7,447	DR Horton, Inc.	412,936
6,441	Lennar Corp. Class A	396,894

		809,830

Consumer Services – 1.9%
2,218	Chipotle Mexican Grill, Inc.*	2,334,134
8,109	Domino’s Pizza, Inc.	2,995,789

		5,329,923

Diversified Financials – 4.4%
58,184	Ally Financial, Inc.	1,153,789
5,791	Berkshire Hathaway, Inc. Class B*	1,033,751
1,037	Charles Schwab Corp. (The)	34,988
19,116	CME Group, Inc.	3,107,115
17,302	Equitable Holdings, Inc.	333,755
3,109	Interactive Brokers Group, Inc. Class A	129,863
11,500	S&P Global, Inc.	3,789,020
7,627	Starwood Property Trust, Inc. (REIT)	114,100
27,079	Synchrony Financial	600,071
49,999	Voya Financial, Inc.	2,332,453

		12,628,905

Energy – 2.1%
24,607	Chevron Corp.	2,195,683

Common Stocks – (continued)
Energy – (continued)
1,742	Concho Resources, Inc.	89,713
42,512	EOG Resources, Inc.	2,153,658
4,753	Kinder Morgan, Inc.	72,103
4,106	Phillips 66	295,221
5,046	Pioneer Natural Resources Co.	492,994
93,007	TechnipFMC plc	636,168

		5,935,540

Food & Staples Retailing – 2.6%
1,196	Casey’s General Stores, Inc.	178,826
14,341	Costco Wholesale Corp.	4,348,334
24,933	Walmart, Inc.	2,986,475

		7,513,635

Food, Beverage & Tobacco – 1.1%
45,665	Monster Beverage Corp.*	3,165,498

Health Care Equipment & Services – 5.7%
13,068	Abbott Laboratories	1,194,807
9,158	Anthem, Inc.	2,408,371
1,031	Cardinal Health, Inc.	53,808
5,625	Cooper Cos., Inc. (The)	1,595,475
2,395	CVS Health Corp.	155,603
43,368	Edwards Lifesciences Corp.*	2,997,162
1,041	HCA Healthcare, Inc.	101,039
4,734	Humana, Inc.	1,835,608
8,869	McKesson Corp.	1,360,682
23,001	Medtronic plc	2,109,192
739	Quidel Corp.*	165,344
890	UnitedHealth Group, Inc.	262,506
20,764	Universal Health Services, Inc. Class B	1,928,768
545	West Pharmaceutical Services, Inc.	123,808

		16,292,173

Household & Personal Products – 1.9%
45,168	Procter & Gamble Co. (The)	5,400,738

Insurance – 2.3%
2,690	Allstate Corp. (The)	260,903
6,698	American Financial Group, Inc.	425,055
13,125	Aon plc Class A	2,527,875
22,100	Athene Holding Ltd. Class A*	689,299
35,713	Fidelity National Financial, Inc.	1,094,960
9,144	Lincoln National Corp.	336,408
797	Marsh & McLennan Cos., Inc.	85,574
8,790	MetLife, Inc.	321,011
8,165	Reinsurance Group of America, Inc.	640,463
20,693	Unum Group	343,297

		6,724,845

Materials – 2.2%
97,000	Amcor plc	990,370
68,464	Axalta Coating Systems Ltd.*	1,543,863
10,057	Dow, Inc.	409,923
440	Linde plc	93,328

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
5,909	Sherwin-Williams Co. (The)	$3,414,516

		6,452,000

Media & Entertainment – 11.4%
3,955	Alphabet, Inc. Class A*	5,608,388
4,697	Alphabet, Inc. Class C*	6,639,726
2,187	Charter Communications, Inc. Class A*	1,115,457
41,166	Comcast Corp. Class A	1,604,651
30,200	Facebook, Inc. Class A*	6,857,514
12,512	Liberty Broadband Corp. Class C*	1,550,988
5,560	Netflix, Inc.*	2,530,022
27,453	Omnicom Group, Inc.	1,498,934
1,357	Spotify Technology SA*	350,364
21,576	Take-Two Interactive Software, Inc.*	3,011,362
206,592	Zynga, Inc. Class A*	1,970,888

		32,738,294

Pharmaceuticals, Biotechnology & Life Sciences – 7.5%
29,019	AbbVie, Inc.	2,849,086
9,014	Alexion Pharmaceuticals, Inc.*	1,011,731
10,225	Biogen, Inc.*	2,735,699
4,883	Bristol-Myers Squibb Co.	287,121
12,095	Exelixis, Inc.*	287,135
38,305	Gilead Sciences, Inc.	2,947,187
9,228	Horizon Therapeutics plc*	512,892
8,235	Illumina, Inc.*	3,049,832
8,153	IQVIA Holdings, Inc.*	1,156,748
1,280	Jazz Pharmaceuticals plc*	141,235
9,331	Johnson & Johnson	1,312,219
26,346	Merck & Co., Inc.	2,037,336
2,144	Neurocrine Biosciences, Inc.*	261,568
3,310	Sarepta Therapeutics, Inc.*	530,725
7,798	Vertex Pharmaceuticals, Inc.*	2,263,837

		21,384,351

Real Estate Investment Trusts – 4.4%
7,175	American Tower Corp.	1,855,024
13,474	Apartment Investment and Management Co. Class A	507,161
15,185	Brixmor Property Group, Inc.	194,672
7,401	Camden Property Trust	675,119
3,356	CoreSite Realty Corp.	406,277
8,194	CyrusOne, Inc.	596,114
13,803	Duke Realty Corp.	488,488
29,123	Equity LifeStyle Properties, Inc.	1,819,605
6,231	First Industrial Realty Trust, Inc.	239,520
7,836	Healthcare Trust of America, Inc. Class A	207,811
102,566	Invitation Homes, Inc.	2,823,642
1,827	Lamar Advertising Co. Class A	121,971
1,079	Life Storage, Inc.	102,451
9,160	SBA Communications Corp.	2,728,947

		12,766,802

Common Stocks – (continued)
Retailing – 11.0%
5,755	Amazon.com, Inc.*	15,877,009
866	AutoZone, Inc.*	976,952
62,596	eBay, Inc.	3,283,160
6,542	Etsy, Inc.*	694,957
17,933	Home Depot, Inc. (The)	4,492,396
19,087	Lowe’s Cos., Inc.	2,579,035
29,832	Target Corp.	3,577,752

		31,481,261

Semiconductors & Semiconductor Equipment – 3.4%
11,566	Analog Devices, Inc.	1,418,454
17,842	Applied Materials, Inc.	1,078,549
1,539	Broadcom, Inc.	485,724
2,743	Intel Corp.	164,114
3,836	Lam Research Corp.	1,240,792
8,821	NVIDIA Corp.	3,351,186
23,399	QUALCOMM, Inc.	2,134,223
240	Universal Display Corp.	35,909

		9,908,951

Software & Services – 13.4%
7,160	Adobe, Inc.*	3,116,820
4,837	Alliance Data Systems Corp.	218,245
29,703	Cognizant Technology Solutions Corp. Class A	1,687,724
8,983	Fidelity National Information Services, Inc.	1,204,531
5,256	FleetCor Technologies, Inc.*	1,322,042
19,107	International Business Machines Corp.	2,307,552
246	Mastercard, Inc. Class A	72,742
77,595	Microsoft Corp.	15,791,358
30,046	PayPal Holdings, Inc.*	5,234,915
936	RingCentral, Inc. Class A*	266,769
5,330	ServiceNow, Inc.*	2,158,970
10,577	VeriSign, Inc.*	2,187,641
6,522	Visa, Inc. Class A	1,259,855
18,027	Western Union Co. (The)	389,744
1,726	Workday, Inc. Class A*	323,383
3,638	Zoom Video Communications, Inc. Class A*	922,379

		38,464,670

Technology Hardware & Equipment – 7.6%
53,523	Apple, Inc.	19,525,190
3,516	Arista Networks, Inc.*	738,466
25,330	Cisco Systems, Inc.	1,181,391
6,080	NetApp, Inc.	269,770

		21,714,817

Telecommunication Services – 0.9%
13,928	CenturyLink, Inc.	139,698
110,540	Liberty Global plc Class C*	2,377,715

		2,517,413

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Transportation – 1.0%
8,731	Lyft, Inc. Class A*	$288,210
2,221	Old Dominion Freight Line, Inc.	376,660
13,584	Union Pacific Corp.	2,296,647

		2,961,517

Utilities – 3.7%
81,220	AES Corp. (The)	1,176,878
24,040	Consolidated Edison, Inc.	1,729,197
18,630	DTE Energy Co.	2,002,725
31,949	Exelon Corp.	1,159,429
33,679	FirstEnergy Corp.	1,306,072
355	NextEra Energy, Inc.	85,260
5,037	OGE Energy Corp.	152,923
54,007	Public Service Enterprise Group, Inc.	2,654,984
14,504	Vistra Energy Corp.	270,065

		10,537,533

TOTAL INVESTMENTS – 99.4%
(Cost $222,329,634)		$284,830,896

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		1,630,592

NET ASSETS – 100.0%		$286,461,488

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $222,329,634)	$284,830,896
Cash	2,443,052
Receivables:
Investments sold	15,819,356
Dividends	183,735
Fund shares sold	46,731
Reimbursement from investment adviser	28,077

Total assets	303,351,847

Liabilities:
Payables:
Investments purchased	15,419,159
Fund shares redeemed	1,132,112
Management fees	127,298
Distribution and Service fees and Transfer Agency fees	13,362
Accrued expenses	198,428

Total liabilities	16,890,359

Net Assets:
Paid-in capital	231,546,412
Total distributable earnings (loss)	54,915,076

NET ASSETS	$286,461,488
Net Assets:
Institutional	$236,122,356
Service	50,339,132

Total Net Assets	$286,461,488
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	13,368,911
Service	2,835,422
Net asset value, offering and redemption price per share:
Institutional	$17.66
Service	17.75

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $3,910)	$2,233,432
Securities lending income — unaffiliated issuer	1,395

Total investment income	2,234,827

Expenses:
Management fees	872,081
Distribution and Service fees — Service Shares	61,585
Printing and mailing costs	58,846
Professional fees	46,351
Custody, accounting and administrative services	37,687
Transfer Agency fees(a)	28,129
Trustee fees	9,665
Other	4,851

Total expenses	1,119,195

Less — expense reductions	(279,679)

Net expenses	839,516

NET INVESTMENT INCOME	1,395,311

Realized and unrealized loss:
Net realized loss from investments — unaffiliated issuers	(10,426,505)
Net change in unrealized gain on investments — unaffiliated issuers	3,471,518

Net realized and unrealized loss	(6,954,987)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,559,676)

(a) Institutional and Service Shares incurred Transfer Agency fees of $23,203 and $4,926, respectively.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income	$1,395,311	$3,688,941
Net realized gain (loss)	(10,426,505)	13,673,416
Net change in unrealized gain	3,471,518	50,991,594

Net increase (decrease) in net assets resulting from operations	(5,559,676)	68,353,951

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(12,098,854)
Service Shares	—	(2,482,764)

Total distributions to shareholders	—	(14,581,618)

From share transactions:
Proceeds from sales of shares	4,175,576	11,649,993
Reinvestment of distributions	—	14,581,618
Cost of shares redeemed	(24,285,246)	(56,634,042)

Net decrease in net assets resulting from share transactions	(20,109,670)	(30,402,431)

TOTAL INCREASE (DECREASE)	(25,669,346)	23,369,902

Net Assets:

Beginning of period	312,130,834	288,760,932

End of period	$286,461,488	$312,130,834

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Institutional Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$17.93		$15.03	$19.41	$17.65	$16.71	$18.12

Net investment income(a)	0.09		0.21	0.22	0.28	0.22	0.23

Net realized and unrealized gain (loss)	(0.36)		3.57	(1.38)	3.98	1.58	(0.27)

Total from investment operations	(0.27)		3.78	(1.16)	4.26	1.80	(0.04)

Distributions to shareholders from net investment income	—		(0.23)	(0.25)	(0.28)	(0.23)	(0.25)

Distributions to shareholders from net realized gains	—		(0.65)	(2.97)	(2.22)	(0.63)	(1.12)

Total distributions	—		(0.88)	(3.22)	(2.50)	(0.86)	(1.37)

Net asset value, end of period	$17.66		$17.93	$15.03	$19.41	$17.65	$16.71

Total return(b)	(1.45)%		25.21%	(6.19)%	24.07%	10.70%	(0.20)%

Net assets, end of period (in 000s)	$236,122		$256,930	$235,553	$277,952	$255,565	$269,238

Ratio of net expenses to average net assets	0.56	%(c)	0.58%	0.58%	0.62%	0.64%	0.64%

Ratio of total expenses to average net assets	0.75	%(c)	0.76%	0.73%	0.70%	0.70%	0.71%

Ratio of net investment income to average net assets	1.03	%(c)	1.24%	1.12%	1.42%	1.25%	1.29%

Portfolio turnover rate(d)	103%		187%	160%	184%	204%	200%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Service Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$18.04		$15.12	$19.48	$17.71	$16.77	$18.17

Net investment income(a)	0.07		0.18	0.18	0.24	0.18	0.20

Net realized and unrealized gain (loss)	(0.36)		3.58	(1.37)	3.99	1.59	(0.28)

Total from investment operations	(0.29)		3.76	(1.19)	4.23	1.77	(0.08)

Distributions to shareholders from net investment income	—		(0.19)	(0.20)	(0.24)	(0.20)	(0.20)

Distributions to shareholders from net realized gains	—		(0.65)	(2.97)	(2.22)	(0.63)	(1.12)

Total distributions	—		(0.84)	(3.17)	(2.46)	(0.83)	(1.32)

Net asset value, end of period	$17.75		$18.04	$15.12	$19.48	$17.71	$16.77

Total return(b)	(1.55)%		24.93%	(6.36)%	23.80%	10.44%	(0.41)%

Net assets, end of period (in 000s)	$50,339		$55,201	$53,208	$142,210	$120,387	$122,531

Ratio of net expenses to average net assets	0.77	%(c)	0.79%	0.79%	0.82%	0.85%	0.85%

Ratio of total expenses to average net assets	1.00	%(c)	1.01%	0.97%	0.95%	0.95%	0.96%

Ratio of net investment income to average net assets	0.82	%(c)	1.03%	0.88%	1.21%	1.04%	1.08%

Portfolio turnover rate(d)	103%		187%	160%	184%	204%	200%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements

June 30, 2020 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs U.S. Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$3,107,211	$—	$—
North America	281,723,685	—	—

Total	$284,830,896	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

0.62%	0.59%	0.56%	0.55%	0.54%	0.62%	0.54	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the six months ended June 30, 2020, GSAM waived $112,527 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of average daily net assets attributable to Service Shares. This distribution and service fee waiver will remain in place through at least April 29, 2021, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2020, Goldman Sachs waived $9,854 in distribution and service fees for the Fund’s Service Shares.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended June 30, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$112,527	$9,854	$5,524	$151,774	279,679

E.  Line of Credit Facility — As of June 30, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2020, were $290,622,837 and $309,355,555, respectively.

6.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

6.    SECURITIES LENDING (continued)

Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of June 30, 2020.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2020, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Six Months ended June 30, 2020
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2020
$190	$1,368	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2020

$—	$513,975	$(513,975)	$—

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

7.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2019, the Fund’s certain timing differences, on a tax-basis were as follows:

Timing differences (Real Estate Investment Trust)	$5,184

As of June 30, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$223,532,808
Gross unrealized gain	69,498,106
Gross unrealized loss	(8,200,018)
Net unrealized gain	$61,298,088

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of real estate investment trust investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2020 (Unaudited)

8.    OTHER RISKS (continued)

Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2020 (Unaudited)		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	208,868	$3,299,663	441,372	$7,774,633
Reinvestment of distributions	—	—	681,626	12,098,854
Shares redeemed	(1,169,237)	(19,635,913)	(2,468,062)	(42,483,665)
	(960,369)	(16,336,250)	(1,345,064)	(22,610,178)
Service Shares
Shares sold	53,044	875,913	228,384	3,875,360
Reinvestment of distributions	—	—	139,012	2,482,764
Shares redeemed	(277,245)	(4,649,333)	(827,588)	(14,150,377)
	(224,201)	(3,773,420)	(460,192)	(7,792,253)

NET DECREASE	(1,184,570)	$(20,109,670)	(1,805,256)	$(30,402,431)

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Liquidity Risk Management Program

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 11-12, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended June 30, 2020 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/20	Ending Account Value 06/30/20		Expenses Paid for the 6 Months Ended 06/30/20*
Institutional

Actual	$1,000	$985.50		$2.76
Hypothetical 5% return	1,000	1,022.08	+	2.82
Service

Actual	1,000	984.50		3.80
Hypothetical 5% return	1,000	1,021.03	+	3.87

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.56% and 0.77% for Institutional and Service Shares, respectively.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs U.S. Equity Insights Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2019, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2020. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Fund’s portfolio management team to continue to enhance the investment model used in managing the Fund.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five- and ten-year periods and in the third quartile for the one- and three-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2020.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.62%
Next $1 billion	0.59
Next $3 billion	0.56
Next $3 billion	0.55
Over $8 billion	0.54

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the distribution and service fees paid by the Fund’s Service Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (i) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (j) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (i) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2021.

25

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria,
Kathryn A. Cassidy	Principal Financial Officer,
Diana M. Daniels	Principal Accounting Officer and Treasurer
Joaquin Delgado	Caroline L. Kraus, Secretary
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund.

© 2020 Goldman Sachs. All rights reserved.

VITUSSAR-20/211862-OTU-1245047

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith

(a)(3)		Not applicable to open-end investment companies.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
President/Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
President/Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 20, 2020

/s/ Joseph F. DiMaria
By: Joseph F. DiMaria
Principal Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: August 20, 2020